                                                                   Exhibit 10.15
================================================================================


                               CREDIT AGREEMENT

                         DATED AS OF DECEMBER 21, 1998

                                     AMONG

                                DOMINO'S, INC.

                                      AND

                               BLUEFENCE, INC.,
                                 AS BORROWERS,

                                  TISM, INC.,
                                 AS GUARANTOR,

                          THE LENDERS LISTED HEREIN,
                                  AS LENDERS,

                         J.P. MORGAN SECURITIES INC.,
                                 AS ARRANGER,

                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                           AS ADMINISTRATIVE AGENT,

                                   NBD BANK,
                             AS SYNDICATION AGENT,

                                      AND

                                COMERICA BANK,
                            AS DOCUMENTATION AGENT


================================================================================

                               TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
SECTION 1.
         DEFINITIONS......................................................................................     2

         1.1      Certain Defined Terms...................................................................     2
         1.2      Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement......    44
         1.3      Other Definitional Provisions and Rules of Construction.................................    45
         1.4      Changes in GAAP.........................................................................    45

SECTION 2.
         AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.......................................................    46

         2.1      Commitments: Making of Loans; Register; Notes...........................................    46
         2.2.     Interest on the Loans...................................................................    54
         2.3.     Fees....................................................................................    57
         2.4.     Repayments, Prepayments and Reductions in Revolving Loan Commitments;  General
                  Provisions Regarding Payments; Application of Proceeds of Collateral and Payments
                  Under Guaranties........................................................................    58
         2.5      Use of Proceeds.........................................................................    72
         2.6      Special Provisions Governing Eurodollar Rate Loans......................................    72
         2.7      Increased Costs; Taxes; Capital Adequacy................................................    75
         2.8      Obligation of Lenders and Issuing Lenders to Mitigate...................................    79
         2.9      Defaulting Lenders......................................................................    80
         2.10     Removal or Replacement of a Lender......................................................    81

SECTION 3.
         LETTERS OF CREDIT................................................................................    83

         3.1      Issuance of Letters of Credit and Lenders' Purchase of Participations Therein...........    83
         3.2      Letter of Credit Fees...................................................................    86
         3.3      Drawings and Reimbursement of Amounts Paid Under Letters of Credit......................    87
         3.4      Obligations Absolute....................................................................    89
         3.5      Indemnification; Nature of Issuing Lenders' Duties......................................    90
         3.6      Increased Costs and Taxes Relating to Letters of Credit.................................    91

SECTION 4.
         CONDITIONS TO LOANS AND LETTERS OF CREDIT........................................................    92

         4.1      Conditions To Term Loans and Recapitalization Revolving Loans...........................    92
         4.2      Conditions to All Loans.................................................................   101

                                      (i)

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
SECTION 5.
         CREDIT AGREEMENT PARTIES' REPRESENTATIONS AND WARRANTIES...........................................   102

         5.1      Organization, Powers, Qualification, Good Standing, Business and Subsidiaries.............   103
         5.2      Authorization of Borrowing etc............................................................   103
         5.3      Financial Condition.......................................................................   105
         5.4      No Material Adverse Change................................................................   106
         5.5      Title to Properties: Liens; Real Property.................................................   106
         5.6      Litigation; Adverse Facts.................................................................   106
         5.7      Payment of Taxes..........................................................................   107
         5.8      Performance of Agreements; Materially Adverse Agreements..................................   107
         5.9      Governmental Regulation...................................................................   107
         5.10     Securities Activities.....................................................................   107
         5.11     Employee Benefit Plans....................................................................   108
         5.12     Certain Fees..............................................................................   108
         5.13     Environmental Protection..................................................................   109
         5.14     Employee Matters..........................................................................   109
         5.17     Related Agreements........................................................................   111
         5.18     Disclosure................................................................................   111
         5.19     Subordination of Permitted Seller Notes and Shareholder Subordinated Notes................   112
         5.20     Year 2000 Compliance......................................................................   112

SECTION 6.
         CREDIT AGREEMENT PARTIES' AFFIRMATIVE COVENANTS....................................................   112

         6.1      Financial Statements and Other Reports....................................................   112
         6.2      Corporate Existence, etc..................................................................   117
         6.3      Payment of Taxes and Claims; Tax Consolidation............................................   117
         6.4      Maintenance of Properties; Insurance; Application of Net Insurance/ Condemnation
                  Proceeds..................................................................................   118
         6.5      Inspection Rights; Audits of Inventory and Accounts Receivable; Lender Meeting............   120
         6.6      Compliance with Laws, etc.................................................................   120
         6.7      Environmental Review and Investigation, Disclosure, Etc.; Actions Regarding Hazardous
                  Materials Activities, Environmental Claims and Violations of Environmental Laws...........   120
         6.8      Execution of Subsidiary Guaranty and Personal Property Collateral Documents by
                  Future Subsidiaries.......................................................................   123
         6.9      Conforming Leasehold Interests; Matters Relating to Additional Real Property
                  Collateral................................................................................   124
         6.10     Interest Rate Protection..................................................................   126
         6.11     Additional Foreign Subsidiary Collateral..................................................   126
         6.12     Year 2000 Compliance......................................................................   127
         6.13     Post-Closing Deliveries...................................................................   127

                                      (ii)

                                                                                                              Page
                                                                                                              ----
SECTION 7.
         CREDIT AGREEMENT PARTIES' NEGATIVE COVENANTS......................................................   127

         7.1      Indebtedness.............................................................................   128
         7.2      Liens and Related Matters................................................................   130
         7.3      Investments; Joint Ventures..............................................................   132
         7.4      Contingent Obligations...................................................................   134
         7.5      Restricted Junior Payments...............................................................   136
         7.6      Financial Covenants......................................................................   137
         7.7      Restriction on Fundamental Changes; Asset Sales and Recapitalizations....................   142
         7.8      Consolidated Capital Expenditures........................................................   146
         7.9      Sales and Lease-Backs....................................................................   147
         7.10     Sale or Discount of Receivables..........................................................   147
         7.11     Transactions with Shareholders and Affiliates............................................   148
         7.12     Disposal of Subsidiary Stock.............................................................   148
         7.13     Conduct of Business......................................................................   149
         7.14     Amendments or Waivers of Certain Agreements; Amendments of Documents
                  Relating to Subordinated Indebtedness; Designation of "Designated Senior Debt"...........   149
         7.15     Fiscal Year..............................................................................   150

SECTION 8.
         EVENTS OF DEFAULT.................................................................................   150

         8.1      Failure to Make Payments When Due........................................................   150
         8.2      Default in Other Agreements..............................................................   151
         8.3      Breach of Certain Covenants..............................................................   151
         8.4      Breach of Warranty.......................................................................   151
         8.5      Other Defaults Under Loan Documents......................................................   151
         8.6      Involuntary Bankruptcy, Appointment of Receiver, etc.....................................   151
         8.7      Voluntary Bankruptcy; Appointment of Receiver, etc.......................................   152
         8.8      Judgments and Attachments................................................................   152
         8.9      Dissolution..............................................................................   152
         8.10     Employee Benefit Plans...................................................................   153
         8.11     Change in Control........................................................................   153
         8.12     Invalidity of Guaranties; Failure of Security; Repudiation of Obligations................   153
         8.13     Failure to Consummate Recapitalization Transactions or Merger............................   154

SECTION 9.
         AGENTS............................................................................................   155

         9.1      Appointment..............................................................................   155
         9.2      Powers and Duties; General Immunity......................................................   156
         9.3      Representations and Warranties; No Responsibility for Appraisal of
                  Creditworthiness.........................................................................   158
         9.4      Right to Indemnity.......................................................................   158
         9.5      Successor Administrative Agent and Swing Line Lender.....................................   158

                                     (iii)

                                                                                                       Page
                                                                                                       ----
         9.6      Collateral Documents and Guaranty.................................................   159

SECTION 10.
         MISCELLANEOUS..............................................................................   160

         10.1     Assignments and Participations in Loans and Letters of Credit.....................   160
         10.2     Expenses..........................................................................   163
         10.3     Indemnity.........................................................................   164
         10.4     Set-Off; Security Interest in Deposit Accounts....................................   165
         10.5     Ratable Sharing...................................................................   166
         10.7     Independence of Covenants.........................................................   168
         10.8     Notices...........................................................................   168
         10.9     Survival of Representations, Warranties and Agreements............................   168
         10.10    Failure or Indulgence Not Waiver; Remedies Cumulative.............................   168
         10.11    Marshalling; Payments Set Aside...................................................   169
         10.12    Severability......................................................................   169
         10.13    Obligations Several; Independent Nature of Lenders' Rights........................   169
         10.14    Headings..........................................................................   169
         10.15    Applicable Law....................................................................   170
         10.16    Successors and Assigns............................................................   170
         10.17    Consent to Jurisdiction and Service of Process....................................   170
         10.18    Waiver of Jury Trial..............................................................   171
         10.19    Confidentiality...................................................................   171

                                      (iv)

EXHIBITS

I         FORM OF NOTICE OF BORROWING
II        FORM OF NOTICE OF CONVERSION/CONTINUATION
III       FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
IV        FORM OF TRANCHE A TERM NOTE
V         FORM OF TRANCHE B TERM NOTE
VI        FORM OF TRANCHE C TERM NOTE
VII       FORM OF REVOLVING NOTE
VIII      FORM OF SWING LINE NOTE
IX        FORM OF COMPLIANCE CERTIFICATE
X         FORM OF OPINION OF ROPES & GRAY
XI        FORM OF OPINION OF WHITE & CASE LLP
XII       FORM OF ASSIGNMENT AGREEMENT
XIII      FORM OF CERTIFICATE RE NON-BANK STATUS
XIV       FORM OF FINANCIAL CONDITION CERTIFICATE
XV        FORM OF BORROWER PLEDGE AGREEMENT
XVI       FORM OF BORROWER SECURITY AGREEMENT
XVII      FORM OF BORROWER PATENT AND TRADEMARK SECURITY AGREEMENT
XVIII     FORM OF SUBSIDIARY GUARANTY
XIX       FORM OF SUBSIDIARY PLEDGE AGREEMENT
XX        FORM OF SUBSIDIARY SECURITY AGREEMENT
XXI       FORM OF SUBSIDIARY PATENT AND TRADEMARK SECURITY AGREEMENT
XXII      FORM OF HOLDINGS GUARANTY
XXIII     FORM OF HOLDINGS PLEDGE AGREEMENT
XXIV      FORM OF HOLDINGS SECURITY AGREEMENT
XXV       FORM OF MORTGAGE
XXVI      FORM OF MINNESOTA NOTE
XXVII     FORM OF SUBORDINATION PROVISIONS
XXVIII    FORM OF COLLATERAL ACCOUNT AGREEMENT

SCHEDULES

1.1(i)         ADD-BACKS TO CONSOLIDATED ADJUSTED EBITDA
1.1(ii)        RECAPITALIZATION TRANSACTIONS
1.1(iii)       EXISTING LIENS
1.1(iv)        SPECIAL ADJUSTMENTS TO CONSOLIDATED ADJUSTED EBITDA
2.1            LENDER'S COMMITMENTS AND PRO RATA SHARES
3.1D           EXISTING LETTERS OF CREDIT
4.1C           CORPORATE AND CAPITAL STRUCTURE; OWNERSHIP
4.1I           CLOSING DATE MORTGAGED PROPERTIES
4.1K           CLOSING DATE ENVIRONMENTAL REPORTS
5.1            SUBSIDIARIES OF HOLDINGS
5.5            REAL PROPERTY
5.12           CERTAIN FEES
6.13           POST-CLOSING DELIVERIES
7.1(v)         EXISTING FOREIGN SUBSIDIARY INTERCOMPANY INDEBTEDNESS
7.1(vii)       CERTAIN EXISTING INDEBTEDNESS
7.3(vii)       CERTAIN EXISTING INVESTMENTS
7.3(xiii)      EXISTING FOREIGN SUBSIDIARY CAPITAL CONTRIBUTIONS
7.3(xviii)     CERTAIN PROPOSED INVESTMENTS
7.4            CERTAIN EXISTING CONTINGENT OBLIGATIONS
10.8           NOTICES

                               CREDIT AGREEMENT

          This CREDIT AGREEMENT is dated as of December 21, 1998 and entered into by and among Domino's, Inc., a Delaware corporation ("Company"), Bluefence, Inc., a Michigan corporation ("Subsidiary Borrower" and, together with Company, each, a "Borrower" and, collectively, "Borrowers"), TISM, INC., a Michigan corporation ("Holdings"), J.P. MORGAN SECURITIES INC., as arranger (in such capacity, "Arranger"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan Guaranty"), as administrative agent for Lenders (in such capacity, "Administrative Agent"), NBD BANK ("NBD BANK"), AS SYNDICATION AGENT (IN SUCH CAPACITY, "SYNDICATION AGENT"), AND COMERICA BANK ("COMERICA"), AS DOCUMENTATION AGENT (IN SUCH CAPACITY, "DOCUMENTATION AGENT)".

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, Bain and the Other Investors have formed TM Transitory Merger Corporation, a Michigan corporation ("Merger Corp."), for the purpose of engaging with Holdings and Borrowers in a series of Recapitalization Transactions, including the Merger (capitalized terms used herein having the meanings assigned to those terms in subsection 1.1), whereby Bain and the Other Investors will acquire not less than a majority of the aggregate issued and outstanding capital stock of Holdings and the Existing Shareholders will retain a minority of the aggregate issued and outstanding capital stock of Holdings by way of a roll-over of their existing equity in Holdings;

          WHEREAS, Borrowers, wholly owned subsidiaries of Holdings, have requested Lenders to extend, and Lenders have agreed to extend, certain credit facilities in an aggregate principal amount of $545,000,000 to Borrowers on a joint and several basis, the proceeds of which will be used (i) in the aggregate principal amount of $445,000,000, together with (a) not less than $247,200,000 in gross proceeds from the Equity Contribution, (b) not less than $275,000,000 in gross cash proceeds (prior to discount) from the issuance and sale by Company of the Senior Subordinated Notes and (c) not less than $105,000,000 in gross cash proceeds (prior to discount) from the issuance by Holdings of the Cumulative Preferred Stock, to finance the consummation of the Merger, to refinance certain existing indebtedness of Holdings and its Subsidiaries and to pay related fees and expenses, and (ii) in the aggregate principal amount of $100,000,000, to provide financing for working capital and other general corporate purposes of Borrowers and their respective Subsidiaries;

          WHEREAS, pursuant to the Recapitalization Transactions, Merger Corp. will merge with and into Holdings, with Holdings being the surviving corporation and the direct owner of 100% of the outstanding common stock of Company and the indirect owner of 100% of the outstanding capital stock of Subsidiary Borrower;

          WHEREAS, each Borrower desires to secure all of the Obligations hereunder and under the other Loan Documents by granting to Collateral Agent, on behalf of Secured Parties, a First Priority Lien on certain of its real and mixed property and on substantially all of its personal property, including a pledge of all of the capital stock of each of its Domestic Subsidiaries and 65% of the capital stock of each of its Foreign Subsidiaries which is directly owned by such Borrower; and

          WHEREAS, Holdings and all Subsidiaries of Company (other than Subsidiary Borrower and the Excluded Subsidiaries) desire to guarantee the Obligations hereunder and under the other Loan Documents and to secure their guaranties by granting to Collateral Agent, on behalf of Secured Parties, a First Priority Lien on certain of their respective real and mixed property and on substantially all of their respective personal property, including (i) in the case of Holdings, a pledge of all of the capital stock of Company and (ii) in the case of a Subsidiary Guarantor, a pledge of all of the capital stock of each Domestic Subsidiary of such Subsidiary Guarantor and 65% of the capital stock of each Foreign Subsidiary which is directly owned by such Subsidiary Guarantor;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Credit Agreement Parties, Lenders and Agents agree as follows:

                                  SECTION 1.
                                  DEFINITIONS

          1.1  Certain Defined Terms.
               ---------------------

          The following terms used in this Agreement shall have the following meanings:

          "Accounting Period" means each of the thirteen four-week periods or one five-week period and twelve four-week periods, as the case may be, comprising a Fiscal Year.

          "Accounting Quarter" means, for any Fiscal Year, each of (i) the first three Accounting Periods of such Fiscal Year, (ii) the fourth through the sixth Accounting Periods of such Fiscal Year, (iii) the seventh through the ninth Accounting Periods of such Fiscal Year and (iv) the tenth through the thirteenth Accounting Periods of such Fiscal Year, as the case may be.

          "Acquired LTM Revenue" has the meaning assigned to that term in subsection 7.8.

          "Additional Mortgage" has the meaning assigned to that term in subsection 6.9B.

          "Additional Mortgage Policy" has the meaning assigned to that term in subsection 6.9B.

          "Additional Mortgaged Property" has the meaning assigned to that term in subsection 6.9B.

          "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (i) the arithmetic average (rounded upward to the
                  --------
nearest 1/16 of one percent) of the offered quotations, if any, to first class banks in the interbank Eurodollar market by Reference Lenders for U.S. dollar deposits of amounts in same day funds comparable to the respective principal amounts of the Eurodollar Rate Loans of Reference Lenders for which the Adjusted Eurodollar Rate is then being determined (which principal amount shall be deemed to be $1,000,000 in the case of any Reference Lender not making, converting to or continuing such a Eurodollar Rate Loan) with maturities comparable to such Interest Period as of approximately 10:00 A.M. (New York time) on such Interest Rate Determination Date by (ii) a percentage equal to 100% minus the stated
                        --                                 -----
maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if any Reference
                                             --------
Lender fails to provide Administrative Agent with its aforementioned quotation then the Adjusted Eurodollar Rate shall be determined based on the quotation(s) provided to Administrative Agent by the other Reference Lender(s).

          "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A.

          "Affected Lender" has the meaning assigned to that term in subsection 2.6C.

          "Affected Loans" has the meaning assigned to that term in subsection 2.6C.

          "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agent" means, individually, each of Arranger, Administrative Agent, Syndication Agent and Documentation Agent, and for the purposes of Section 9 only (except as expressly noted), Collateral Agent, and "Agents" means Arranger, Administrative Agent, Syndication Agent, and Documentation Agent, and for the purposes of Section 9 only (except as expressly noted), Collateral Agent, collectively.

          "Agreement" means this Credit Agreement dated as of December 21, 1998, as it may be amended, supplemented or otherwise modified from time to time.

          "Applicable Base Rate Margin" means (i) in the case of Tranche A Term Loans and Revolving Loans, (a) for the period from the Closing Date up to (but excluding) the date of commencement of the first Pricing Period, 2.00% per annum and (b) for any date thereafter, a rate per annum equal to the percentage set forth below opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Base Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio:

     ==========================================================================
            APPLICABLE                       APPLICABLE BASE RATE MARGIN
          LEVERAGE RATIO                      FOR TRANCHE A TERM LOANS
                                                 AND REVOLVING LOANS
     --------------------------------------------------------------------------
     greater than or equal                                 2.00
      to 5.25:1.00
     --------------------------------------------------------------------------
     less than 5.25:1.00 but                              1.750
      greater than or equal
      to 4.75:1.00
     --------------------------------------------------------------------------
     less than 4.75:1.00 but                              1.500
      greater than or equal
      to 4.25:1.00
     --------------------------------------------------------------------------
     less than 4.25:1.00 but                              1.250
      greater than or equal
      to 3.75:1.00
     --------------------------------------------------------------------------
     less than 3.75:1.00 but                              1.000
      greater than or equal
      to 3.25:1.00
     --------------------------------------------------------------------------
     less than 3.25:1.0 but                               0.750
      greater than or equal
      to 2.75:1.0
     --------------------------------------------------------------------------
     less than 2.75:1.00                                  0.500
     ==========================================================================

, (ii) in the case of Tranche B Term Loans, 2.50% per annum and (iii) in the case of Tranche C Term Loans, 2.75% per annum; provided that notwithstanding
                                               --------
anything to the contrary contained in this definition, at any time an Event of Default is then in existence, the Applicable Base Rate Margin for Tranche A Term Loans and Revolving Loans shall be 2.00% per annum.

          "Applicable Commitment Fee Percentage" means, (a) for the period from the Closing Date up to (but excluding) the date of commencement of the first Pricing Period, 1/2 of

1% per annum and (b) at any date of determination thereafter, a rate per annum equal to the percentage set forth below opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in the Applicable Commitment Fee Percentage to be effective on the date of any corresponding change in the Applicable Leverage Ratio:

     ===================================================
                                        APPLICABLE
          APPLICABLE                    COMMITMENT
        LEVERAGE RATIO                FEE PERCENTAGE
     ---------------------------------------------------
     greater than or equal to                0.500%
      4.25:1.00
     ---------------------------------------------------
     less than 4.25:1.00 but                 0.375%
      greater than or equal to
      2.75:1.00
     ---------------------------------------------------
     less than 2.75:1.00                     0.250%
     ===================================================

Notwithstanding anything to the contrary contained in this definition, at any time an Event of Default is then in existence, the Applicable Commitment Fee Percentage shall be 1/2 of 1% per annum.

          "Applicable Leverage Ratio" means, with respect to any date of determination, the Leverage Ratio set forth in the Pricing Certificate (as defined below) in effect for the Pricing Period (as defined below) in which such date of determination occurs. For purposes of this definition, (i) "Pricing Certificate" means an Officer's Certificate of Holdings certifying as to the Leverage Ratio as of the last day of any Accounting Quarter and setting forth the calculation of such Leverage Ratio in reasonable detail, which Officer's Certificate may be delivered to Administrative Agent at any time on or after the date of delivery by Holdings of the Compliance Certificate (the "Related Compliance Certificate") with respect to the period ending on the last day of such Accounting Quarter pursuant to subsection 6.1(iv), and (ii) "Pricing Period" means each period commencing on the first Business Day after the delivery to Administrative Agent of a Pricing Certificate and ending on the first Business Day after the next Pricing Certificate is delivered to Administrative Agent; provided that, anything contained in this definition to
                      --------
the contrary notwithstanding, (a) the first Pricing Period for purposes of calculating the Applicable Leverage Ratio shall commence no earlier than the date which is six months after the Closing Date, and the Pricing Certificate in respect of such first Pricing Period may be delivered at any time on or after such six-month anniversary date and shall relate to the most recent financial statements delivered by Holdings to Administrative Agent prior to such date pursuant to subsection 6.1(ii) or 6.1(iii), (b) the Applicable Leverage Ratio for the period from the Closing Date to but excluding the date of commencement of such first Pricing Period shall be deemed to be 5.25:1.00 for purposes of making the relevant calculation referred to above, and (c) in the event that, after the commencement of such first Pricing Period, Holdings fails to deliver a Pricing Certificate to Administrative Agent setting forth the Leverage Ratio as of the last day of any Accounting Quarter on or before the last day on which Holdings is required to deliver the Related Compliance Certificate (such last day being the "Cutoff Date"), then the Applicable Leverage Ratio in effect for purposes of making the relevant calculation referred to above for the period from the Cutoff Date to the date of delivery by Holdings of the next Pricing Certificate shall be deemed to be 5.25:1.0.

          "Applicable Eurodollar Rate Margin" means (i) in the case of Tranche A Term Loans and Revolving Loans, (a) for the period from the Closing Date up to (but excluding) the date of commencement of the first Pricing Period, 3.00% per annum and (b) for any date thereafter, a rate per annum equal to the percentage set forth below opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Eurodollar Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage
Ratio:

     =========================================================================
                                              APPLICABLE EURODOLLAR
            APPLICABLE                      RATE MARGIN FOR TRANCHE A
          LEVERAGE RATIO                  TERM LOANS AND REVOLVING LOANS
     -------------------------------------------------------------------------
     greater than or equal to                            3.000
      5.25:1.00
     -------------------------------------------------------------------------
     less than 5.25:1.00 but                             2.750
      greater than or equal
      to 4.75:1.00
     -------------------------------------------------------------------------
     less than 4.75:1.00 but                             2.500
      greater than or equal
      to 4.25:1.00
     -------------------------------------------------------------------------
     less than 4.25:1.00 but                             2.250
      greater than or equal
      to 3.75:1.00
     -------------------------------------------------------------------------
     less than 3.75:1.00 but                             2.000
      greater than or equal
      to 3.25:1.00
     -------------------------------------------------------------------------
     less than 3.25:1.00 but                             1.750
      greater than or equal
      to 2.75:1.00
     -------------------------------------------------------------------------
     less than 2.75:1.00                                 1.500
     =========================================================================

, (ii) in the case of Tranche B Term Loans, 3.50% per annum and (iii) in the case of Tranche C Term Loans, 3.75% per annum; provided that notwithstanding
                                               --------
anything to the contrary contained in this definition, at any time an Event of Default is then in existence, the Applicable Eurodollar Rate Margin for Tranche A Term Loans and Revolving Loans shall be 3.00% per annum.

          "Applied Amount" has the meaning assigned to that term in subsection 2.4B(iv)(b).

          "Arranger" has the meaning assigned to that term in the introduction to this Agreement.

          "Asset Sale" means the sale by Holdings or any of its Subsidiaries to any Person other than Holdings or any of its wholly owned Subsidiaries of (i) any of the stock of any of Holdings' Subsidiaries, (ii) substantially all of the assets of any division or line of business of Holdings or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Holdings or any of its Subsidiaries (other than (a) assets acquired for resale to franchisees and inventory sold in the ordinary course of business and (b) any such other assets to the extent that the aggregate fair market value of such assets (at the time of sale thereof) sold in any single transaction or related series of transactions is equal to $1,000,000 or less); provided, however, that
                                                        --------  -------
Asset Sales shall not include (1) any sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (2) any sale or exchange of specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged, (3) the leasing (pursuant to leases in the ordinary course of business) or licensing of real or personal property, including intellectual property, or (4) disposals of obsolete, uneconomical, negligible, worn out or surplus property in the ordinary course of business.

          "Assignment Agreement" means an Assignment Agreement in substantially the form of Exhibit XII annexed hereto.
            -----------

          "B Lenders" shall have the meaning assigned to that term in subsection 2.4B(iv)(d).

          "Bain" means Bain Capital, Inc. and/or one or more of its Affiliates.

          "Bain Advisory Services Agreement" means that certain Advisory Services Agreement by and among Holdings, certain Subsidiaries of Holdings and Bain, in the form delivered to Arranger and Administrative Agent prior to the Closing Date and as such agreement may thereafter be amended, supplemented or otherwise modified from time to time to the extent permitted under Subsection 7.14A.

          "Bain Management Fees" means the fees (including one-time fees payable in connection with acquisitions, divestitures, recapitalizations, financings and refinancings) payable by Holdings and its Subsidiaries to Bain pursuant to the Bain Advisory Services Agreement.

          "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

          "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

          (i) the rate of interest announced publicly by Morgan Guaranty in New York, New York, from time to time, as Morgan Guaranty's base rate; and

          (ii) 1/2 of 1% per annum above the Federal Funds Effective Rate.

          "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

          "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of subsequent condition.

          "Borrower" has the meaning assigned to that term in the introduction to this Agreement.

          "Borrower Patent and Trademark Security Agreement" means the Borrower Patent and Trademark Security Agreement executed and delivered by each Borrower and Collateral Agent on the Closing Date, substantially in the form of Exhibit
                                                                       -------
XVII annexed hereto, as such Borrower Patent and Trademark Security Agreement
----
may thereafter be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Borrower Pledge Agreement" means the Borrower Pledge Agreement executed and delivered by each Borrower and Collateral Agent on the Closing Date, substantially in the form of Exhibit XV annexed hereto, as such Borrower
                                   ----------
Pledge Agreement may thereafter be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Borrower Security Agreement" means the Borrower Security Agreement executed and delivered by each Borrower and Collateral Agent on the Closing Date, substantially in the form of Exhibit XVI annexed hereto, as such Borrower
                                   -----------
Security Agreement may thereafter be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Business Day" means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

          "C Lenders" has the meaning assigned to that term in subsection 2.4B(iv)(d).

          "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, would be required to be accounted for as a capital lease on the balance sheet of that Person.

          "Carryforward" has the meaning assigned to that term in subsection
7.8A.

          "Cash" means money, currency or a credit balance in a Deposit Account.

          "Cash Equivalents" means: (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances (or, with respect to foreign banks, similar instruments) maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia, Japan or any member of the European Economic Community or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $200,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds which invest substantially all of their assets in securities of the types described in clauses (i) through (v) above.

          "Certificate of Merger" means the Certificate of Merger dated as of December 21, 1998, by and between Merger Corp. and Holdings, in the form delivered to Arranger, Administrative Agent and Lenders prior to or concurrently with their execution of this Agreement and as such Certificate of Merger may be amended from time to time thereafter to the extent permitted under subsection 7.14A.

          "Certificate re Non-Bank Status" means a certificate substantially in the form of Exhibit XIII annexed hereto delivered by a Lender to Administrative
            ------------
Agent pursuant to subsection 2.7B(iii).

          "Class" means, as applied to Lenders, each of the following classes of
Lenders: (i) Lenders having Tranche A Term Loan Exposure, (ii) Lenders having Tranche B Term Loan Exposure, (iii) Lenders having Tranche C Term Loan Exposure and (iv) Lenders having Revolving Loan Exposure.

          "Closing Date" means the date on or before January 15, 1999, on which the initial Loans are made.

          "Closing Date Mortgage" has the meaning assigned to that term in subsection 4.1I.

         "Closing Date Mortgage Policies" has the meaning assigned to that term in subsection 4.1I.

          "Closing Date Mortgaged Property" has the meaning assigned to that term in subsection 4.1I.

          "Collateral" means, collectively, all of the real, personal and mixed property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

          "Collateral Account Agreement" means the Collateral Account Agreement executed and delivered by each Borrower and Collateral Agent on the Closing Date, substantially in the form of Exhibit XXVIII annexed hereto, as such
                                   --------------
Collateral Account Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

          "Collateral Agent" means Morgan Guaranty acting in its capacity as collateral agent under the applicable Collateral Documents on behalf of the Lenders.

          "Collateral Documents" means the Holdings Security Agreement, the Holdings Pledge Agreement, the Borrower Pledge Agreement, the Borrower Security Agreement, the Borrower Patent and Trademark Security Agreement, the Subsidiary Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Patent and Trademark Security Agreement, the Mortgages, the Collateral Account Agreement and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Collateral Agent, on behalf of Lenders, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

          "Comerica" has the meaning assigned to that term in the introduction to this Agreement.

          "Commercial Letter of Credit" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by any Borrower or any of its Subsidiaries in the ordinary course of business of such Borrower or such Subsidiary.

          "Commitments" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

          "Company" has the meaning assigned to that term in the introduction to this Agreement.

          "Compliance Certificate" means a certificate substantially in the form of Exhibit IX annexed hereto delivered to Administrative Agent by Holdings
   ----------
pursuant to subsection 6.1(iv).

          "Confidential Information Memorandum" means that certain Confidential Information Memorandum prepared by J.P. Morgan Securities, Inc. relating to the Loans, dated November 1998.

          "Conforming Leasehold Interest" means any Recorded Leasehold Interest as to which the lessor has substantially agreed in writing for the benefit of Administrative Agent (which writing has been delivered to Administrative Agent), whether under the terms of the applicable lease, under the terms of a Landlord Consent and Estoppel, or otherwise, to the matters described in the definition of "Landlord Consent and Estoppel," which interest, if a subleasehold or sub-subleasehold interest, is not subject to any contrary restrictions contained in a superior lease or sublease.

          "Consolidated Adjusted EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income (including, without duplication, foreign withholding taxes, the Michigan Single Business Tax and other similar state taxes), (iv) total depreciation expense, (v) total amortization expense, (vi) other non-cash items reducing Consolidated Net Income (including without limitation non-cash purchase accounting adjustments and debt extinguishment costs but excluding accruals of expenses and the establishment of reserves in the ordinary course of business) less other non-cash items
                                             ----
increasing Consolidated Net Income (other than accruals of revenue or reversals of reserves in the ordinary course of business), (vii) to the extent deducted in determining Consolidated Net Income, those items described on Schedule 1.1(i)
                                                              ---------------
annexed hereto, and (viii) the cumulative effect of accounting changes to the extent such changes result in a reduction of Consolidated Net Income less the
                                                                     ----
cumulative effect of accounting changes to the extent such changes result in an increase in Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Holdings and its Subsidiaries in conformity with GAAP; provided that Consolidated Adjusted EBITDA for each Test Period ending prior to
--------
the Fiscal Year 1999 shall mean the sum of (x) Consolidated Adjusted EBITDA for such Test Period as determined without regard to this proviso plus (y) any amount set forth in Schedule 1.1(iv) hereto as applicable to Consolidated Adjusted EBITDA for such Test Period (to the extent (and only to the extent) such amount has not been included in Consolidated Adjusted EBITDA for such Test Period by virtue of the cost savings represented by such amount not having been realized in such Test Period). Notwithstanding anything to the contrary contained above, to the extent Consolidated Adjusted EBITDA is to be determined for any Test Period which ends prior to the first anniversary of the Closing Date, Consolidated Adjusted EBITDA for all portions of such period occurring prior to the Closing shall be calculated in accordance with the definition of Test Period contained herein.

          "Consolidated Capital Expenditures" means, for any period, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Holdings and its Subsidiaries) by Holdings and its Subsidiaries during that period that, in conformity with GAAP, are included in "purchases of property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Holdings and its Subsidiaries; provided, however, that the following shall in any event be
              --------  -------
excluded from the definition of Consolidated Capital Expenditures: (a) any such expenditures made with, or subsequently reimbursed out of, the proceeds of insurance, condemnation awards (or payments in lieu thereof), indemnity payments or payments in respect of judgments or settlements received from third parties for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received, so long as such expenditures are commenced within 270 days, and completed within 360 days, of the later of the occurrence of the damage to or loss of the assets being replaced or repaired and the receipt of such proceeds, awards or payments in respect thereof and (b) any such expenditures constituting the reinvestment of proceeds from the sales of assets in equipment or other productive assets of Borrowers and their respective Subsidiaries, so long as such expenditures are commenced within 270 days and completed within 360 days of the receipt of such proceeds; and provided further, however, that Consolidated Capital
                   -------- -------  -------
Expenditures shall not include any expenditures made by Company or any of its Subsidiaries to acquire in a Permitted Acquisition the business, property or fixed assets of any Person, or the stock or other evidence of beneficial ownership of any Person that, as a result of such acquisition, becomes a Subsidiary of Company or a Joint Venture to which Company or any of its Subsidiaries is a party.

          "Consolidated Cash Interest Expense" means, for any period, Consolidated Interest Expense for such period excluding, however, (i) any
                                              ---------  -------
interest expense not payable in Cash (including interest expense paid in kind and amortization of discount, of deferred financing fees, of premiums paid on Hedge Agreements and of debt issuance costs) and (ii) any interest expense attributable to deferred payments under the Consulting Agreement. Notwithstanding anything to the contrary contained above, to the extent Consolidated Cash Interest Expense is to be determined for any Test Period which ends prior to the first anniversary of the Closing Date, Consolidated Cash Interest Expense for all portions of such period occurring prior to the Closing Date shall be calculated in accordance with the definition of Test Period contained herein.

          "Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, (b) payments made to Holdings or any of its Subsidiaries as an adjustment to purchase price after the Closing Date under the Recapitalization Agreement and (c) the Investment Amount (if positive), minus (ii) the sum, without duplication, of the amounts for such
           -----
period (to the extent not financed with the proceeds of related financings) of
(a) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures) plus (or minus, if negative) the Carryforward
                                   ----     -----
for such period to be carried forward to the next period less the unspent
                                                         ----
Carryforward (if any) for the preceding period carried forward to the current period, (c) Consolidated Cash Interest Expense, (d) payments made by Holdings and its Subsidiaries as an adjustment to purchase price after the Closing Date under the Recapitalization Agreement, (e) any add-backs to Consolidated Adjusted EBITDA made during such period with respect to items set forth on Schedule
                                                                  --------
1.1(i) annexed hereto, (f) the provision for current taxes based on income
------
(including, without duplication, foreign withholding taxes, the Michigan Single Business Tax and other similar state taxes) of Holdings and its Subsidiaries and payable in cash with respect to such period, including taxes payable in cash within 90 days following the end of such period, (g) non-cash charges added in calculating Consolidated Adjusted EBITDA in a prior period to the extent such non-cash charges are paid in cash in the current period, (h) to the extent not otherwise deducted in determining Consolidated Excess Cash Flow, tender payments, fees and expenses paid during such period in connection with the exchange of the Senior Subordinated Notes and cash payments made during such period with respect to non-current liabilities, (i) distributions by Holdings made pursuant to Section 7.5(ix) during such period, to the extent such distributions are not deducted in calculating Consolidated Adjusted EBITDA during such period, (j) the amount of cash expended in respect of Permitted Acquisitions during such period and (k) the Investment Amount (if negative).

          "Consolidated Interest Expense" means, for any period, total cash and non-cash interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP with respect to all outstanding Indebtedness of Holdings and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, net costs under Interest Rate Agreements, commitment fees accrued under subsection 2.3A and any administrative agent's fees payable to Administrative Agent.

          "Consolidated Net Income" means, for any period, the net income (or loss) of Holdings and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided
                                                                        --------
that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Holdings) in which any other Person (other than Holdings or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries or that Person's assets are acquired by Holdings or any of its Subsidiaries, (iii) the income of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to sales of assets or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary, unusual or non-recurring gains or net extraordinary, unusual or non-recurring losses.

          "Consolidated Total Debt" means, as at any date of determination, the remainder of (x) the aggregate stated balance sheet amount of all Indebtedness of Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP less (y) the aggregate amount of the Seller Contingent
                     ----
Note, to the extent included as balance sheet Indebtedness pursuant to clause
(x).

          "Consulting Agreement" means the Consulting Agreement between Thomas
S. Monaghan, Holdings and certain Subsidiaries of Holdings, in the form delivered to Arranger, Administrative Agent and Lenders prior to their execution of this Agreement and as such agreement may be amended from time to time thereafter to the extent permitted by subsection 7.14A.

          "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Hedge Agreements. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or
(Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to (A) the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited (including netting of obligations under Hedge Agreements), or (B) if neither amount in clause (A) is stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform) as determined by such Person in good faith. Contingent Obligations shall not include standard contractual indemnities entered into in the ordinary course of business.

          "Continuing Director" means, as of any date of determination, any member of the Board of Directors of any Person who (i) was a member of the Board of Directors of such Person on the Closing Date or (ii) was nominated for election or elected to such Board of Directors with the affirmative vote of Bain and the Other Investors.

          "Contractual Obligation", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "Credit Agreement Party" means and includes Holdings and each Borrower.

          "Cumulative Preferred Stock" means the 11.5% cumulative preferred stock of Holdings, $.01 par value per share, issued pursuant to the Cumulative Preferred Stock Certificate of Designation.

          "Cumulative Preferred Stock Certificate of Designation" means the Restated Articles of Incorporation of Merger Corp., as the same may be amended, modified or supplemented from time to time to the extent permitted by subsection 7.14B.

          "Cumulative Preferred Stock Documents" means, collectively, the Cumulative Preferred Stock Certificate of Designation and the exhibits thereto, the Cumulative Preferred Stock, the Cumulative Preferred Stock Purchase Agreement and all other documents and instruments entered into in connection with the issuance of the Cumulative Preferred Stock.

          "Cumulative Preferred Stock Purchase Agreement" means the 11.5% Cumulative Preferred Stock Purchase Agreement, dated as of December 21, 1998, as the same may be amended, modified or supplemented from time to time to the extent permitted by subsection 7.14B.

          "Currency Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Holdings or any of its Subsidiaries is a party.

          "Default Excess" has the meaning assigned to that term in subsection 2.9.

          "Default Period" has the meaning assigned to that term in subsection 2.9.

          "Defaulted Revolving Loan" has the meaning assigned to that term in subsection 2.9.

          "Defaulting Lender" has the meaning assigned to that term in subsection 2.9.

          "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

          "Documentation Agent" has the meaning assigned to that term in the introduction to this Agreement.

          "Dollars" and the sign "$" mean the lawful money of the United States of America.

          "Domestic Subsidiary" means any Subsidiary of Holdings which is organized under the laws of the United States or any state thereof.

          "Eligible Assets" has the meaning assigned to that term in subsection 2.4B(iii)(a).

          "Eligible Assignee" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is
                                            --------
acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including insurance companies, funds, investment companies and lease financing companies; and (B) any Lender, any Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor; provided that no Affiliate of Holdings
                                         --------
shall be an Eligible Assignee.

          "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates and, with respect to each such employee benefit plan which is a "pension plan" (as defined in Section 3(2) of ERISA) which is subject to Title IV of ERISA, each such pension plan for the five-year period immediately following the latest date on which Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates maintained, contributed to or had an obligation to contribute to such pension plan.

          "Environmental Claim" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or
(iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

          "Environmental Laws" means any and all current or future statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other requirements of governmental authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare from environmental hazards (including Hazardous Materials), in any manner applicable to Holdings or any of its Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.
(S) 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. (S)
         -- ----
1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et
     -- ----                                                                  --
seq.), the Federal Water Pollution Control Act (33 U.S.C. (S) 1251 et seq.), the
----                                                               -- ----
Clean Air Act (42 U.S.C. (S) 7401 et seq.), the Toxic Substances Control Act (15
                                  -- ----
U.S.C. (S) 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act
                -- ----
(7 U.S.C. (S) 136 et seq.), the Occupational Safety and Health Act (29 U.S.C.
                  -- ----
(S) 651 et seq.), the Oil Pollution Act (33 U.S.C. (S) 2701 et seq.) and the
        -- ----                                             -- ----
Emergency Planning and Community Right-to-Know Act (42 U.S.C. (S) 11001 et
                                                                        --
seq.), each as amended or supplemented, any analogous present or future state or
----
local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

          "Equity Contribution" means, collectively, (i) the contribution by Bain and the Other Investors to Merger Corp. of cash in exchange for all of the outstanding common stock of Merger Corp. in an aggregate amount of $229,700,000 (with the contribution of Bain equal to at least 50% of such aggregate contribution) and (ii) the rollover equity contribution by the Existing Shareholders in an aggregate amount of $17,500,000.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Internal Revenue Code of which that Person is a member;
(ii) any trade or business (whether or
not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Holdings or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Holdings or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Holdings or such Subsidiary and with respect to liabilities arising after such period for which Holdings or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

          "ERISA Event" means (i) a "reportable event" within the meaning of
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of
Section 4212(c) of ERISA; (vii) the withdrawal of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates of material fines, material penalties, material taxes or material related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (1), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401 (a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under
Section 501(a) of the Internal Revenue Code if such trust was intended to so qualify; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

          "Eurodollar Rate Loans" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

          "Event of Default" means each of the events set forth in Section 8.

          "Excess Proceeds Amount" shall initially be $0, which amount shall be
(i) increased (a) on the date of delivery in any Fiscal Year of an Officer's
    ---------
Certificate setting forth the calculation of Consolidated Excess Cash Flow for the preceding Fiscal Year pursuant to subsection 2.4B(iii)(f) (each such date being an "Excess Cash Payment Date"), so long as any prepayment required pursuant to subsection 2.4B(iii)(e) has been made, by an amount equal to the amount of such Consolidated Excess Cash Flow which is not so prepaid, and (b) on the date of the receipt by Holdings of any Net Equity Proceeds, so long as any prepayment required pursuant to subsection 2.4B(iii)(d) has been made, by an amount equal to such Net Equity Proceeds which are not so prepaid, and (ii) reduced (a) on each Excess Cash Payment Date where Consolidated Excess Cash Flow
-------
for the immediately preceding Fiscal Year is a negative number, by such amount,
(b) at the time any Consolidated Capital Expenditure is made pursuant to subsection 7.8B, by the amount of such expenditure, (c) at the time any intercompany loan is made pursuant to the second proviso to subsection 7.1(v), by the principal amount of such loan, (d) at the time any Investment is made pursuant to subsection 7.3(xiv), by the amount of such Investment, (e) at the time any Cumulative Preferred Stock is redeemed pursuant to subsection 7.5(xi), by the amount of any proceeds expended in connection with such redemption, (f) at the time any cash dividend is paid with respect to Cumulative Preferred Stock pursuant to subsection 7.5(xii), by the amount of such dividend, (g) at the time any cash dividend is paid with respect to Holdings Common Stock pursuant to subsection 7.5(xiii), by the amount of such cash dividend, (h) at the time any Permitted Company Cumulative Preferred Stock is redeemed pursuant to subsection 7.5(xv), by the amount of any proceeds expended in connection with such redemption, (i) at the time any cash dividend is paid with respect to Permitted Company Cumulative Preferred Stock pursuant to subsection 7.5(xvi), by the amount of such dividend and (j) at the time any acquisition is made pursuant to subsection 7.7(xviii), by the amount of cash proceeds expended in connection with such acquisition, it being understood that the Excess Proceeds Amount may be reduced to an amount below $0 after giving effect to the reductions enumerated in clause (ii)(a) above.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Exchange Senior Subordinated Notes" means Senior Subordinated Notes which are substantially identical securities to the Senior Subordinated Notes issued on or prior to the Closing Date, which Exchange Senior Subordinated Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Senior Subordinated Notes and pursuant to the Senior Subordinated
Note Indenture. In no event will the issuance of any Exchange Senior Subordinated Notes increase the aggregate principal amount of Senior Subordinated Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Senior Subordinated Notes.

          "Excluded Subsidiaries" means, collectively, all Foreign Subsidiaries which are not Subsidiary Guarantors.

          "Existing Credit Agreement" means that certain Credit Agreement dated as of November 24, 1997, by and among Company, Domino's Farms Office Park Limited Partnership, various lenders named herein, Comerica Bank, as co-agent, Morgan Guaranty, as documentation agent and NDB Bank as agent, as amended prior to the Closing Date.

          "Existing Letter of Credit" shall have the meaning provided in subsection 3.1D.

          "Existing Shareholders" means certain existing shareholders of Holdings disclosed to Arranger and Administrative Agent.

          "Facilities" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or (for purposes of subsection 5.13 only) heretofore owned, leased, operated or used by Holdings or any of its Subsidiaries or any of their respective predecessors or Affiliates.

          "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

          "Financial Plan" has the meaning assigned to that term in subsection 6.1(xiii).

          "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien has priority over any other Lien on such Collateral (other than Permitted Encumbrances of the type referred to in clauses (v), (vi), (vii), (xiii), (xiv) and (xv) of the definition thereof, Permitted Encumbrances of the type that are, under applicable law and notwithstanding their subsequent creation, accorded priority over Liens on the Collateral created pursuant to the Collateral Documents and Liens permitted pursuant to subsection 7.2A(iii), 7.2A(iv) or (v)) and (ii) such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to subsection 7.2) to which such Collateral is subject.

          "Fiscal Year" means the fiscal year of Holdings and its Subsidiaries ending on the Sunday nearest to December 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which the majority of such Fiscal Year falls.

          "Flood Hazard Property" means a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

          "Foreign Borrowing Base Amount" means, at any time, the sum of (i) 85% of the book value of all accounts receivable of all Foreign Subsidiaries of Holdings and (ii) 60% of the book value of all inventory of all Foreign Subsidiaries of Holdings.

          "Foreign Cash Equivalents" means certificates of deposit or bankers acceptances of any bank organized under the laws of Canada, Japan or any country that is a member of the European Economic Community whose short-term commercial paper rating from S&P is at least A-2 or the equivalent thereof or from Moody's is at least P-2 or the equivalent thereof, in each case with maturities of not more than one year from the date of acquisition.

          "Foreign Subsidiary" means a Subsidiary of Holdings other than a Domestic Subsidiary.

          "Foreign Subsidiary Working Capital Indebtedness" has the meaning assigned to that term in subsection 7.1(xi).

          "Funding and Payment Office" means (i) the office of Administrative Agent and Swing Line Lender located at 500 Station Christiana Road, Newark, Delaware or (ii) such other office of Administrative Agent and Swing Line Lender as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent and Swing Line Lender to Borrowers and each Lender.

          "Funding Date" means the date of the funding of a Loan.

          "Funding Default" has the meaning assigned to that term in subsection 2.9.

          "GAAP" means, subject to the limitations on the application thereof set forth in subsections 1.2 and 1.4, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

          "Governmental Acts" has the meaning assigned to that term in subsection 3.5A.

          "Governmental Authorization" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

          "Guaranties" means the Holdings Guaranty and the Subsidiary Guaranty.

          "Hazardous Materials" means (i) any chemical, material or substance at any time defined in any statute or regulation as or included in the definition in any statute or regulation of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar meaning and regulatory effect under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources;
(iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation;
(viii) polychlorinated biphenyls, including any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance which could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

          "Hazardous Materials Activity" means any past, present or future activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, migration, Release, threatened Release, discharge, placement, generation, transportation, processing, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

          "Hedge Agreement" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

          "Holdings" has the meaning assigned to that term in the first paragraph of this Agreement.

          "Holdings Common Stock" means, collectively, (i) the Class A Common Stock of Holdings, par value $.01 per share and (ii) the Class L Common Stock of Holdings, par value $.01 per share.

          "Holdings Guaranty" means the Holdings Guaranty executed and delivered by Holdings on the Closing Date, substantially in the form of Exhibit XXII
                                                              ------------
annexed hereto, as such Holdings Guaranty may thereafter be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Holdings Pledge Agreement" means the Holdings Pledge Agreement executed and delivered by Holdings and Collateral Agent on the Closing Date, substantially in the form of Exhibit XXIII annexed hereto, as such Holdings
                             -------------
Pledge Agreement may thereafter be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Holdings Security Agreement" means the Holdings Security Agreement executed and delivered by Holdings and Collateral Agent on the Closing Date, substantially in the form of Exhibit XXIV annexed hereto, as such Holdings
                             ------------
Security Agreement may thereafter be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Immaterial Subsidiaries" means, with respect to any Person, any Subsidiary or Subsidiaries of such Person the assets of which constitute, individually or in the aggregate, less than 5 % of the total assets of such Person and its Subsidiaries on a consolidated basis.

          "Increased-Cost Lender" has the meaning assigned to that term in subsection 2.10A(i).

          "Indebtedness", as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA, any accrued expenses or trade payables and any obligations in respect of employment agreements of Holdings and its Subsidiaries (including under the Consulting Agreement)), (a) which obligation in accordance with GAAP would be shown as a liability on the balance sheet of such Person or (b) which purchase price is evidenced by a note or similar written instrument, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. The amount of any Indebtedness which is non-recourse to the obligor thereunder or to any other obligor and for which recourse is limited to an identified asset or assets shall be equal to the lesser of (1) the stated amount of such obligation and (2) the fair market value of such asset or assets. Obligations under Interest Rate Agreements and Currency Agreements constitute (X) in the case of Hedge Agreements, Contingent Obligations, and (Y) in all other cases, Investments, and in neither case constitute Indebtedness.

          "Indemnitee" has the meaning assigned to that term in subsection 10.3.

          "Independent Public Accountant" means any of the five largest public accounting firms in the United States selected by Holdings or Company.

          "Information Systems and Equipment" means all computer hardware, firmware and software, as well as other information processing systems, or any equipment containing embedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by Holdings or any of its Subsidiaries, including through third-party service providers, and which, in whole or in part, are used, operated, relied upon, or integral to, Holdings' or any of its Subsidiaries' conduct of their business.

          "Initial Period" means the period commencing on and including the Closing Date and ending on (but excluding) the earlier of (i) the date on which Arranger notifies Borrowers that it has concluded its primary syndication of the Loans and Commitments and (ii) the date which is 30 days after the Closing Date.

          "Insignificant Permitted Acquisition" has the meaning assigned to that term in subsection 7.7(xvi).

          "Intellectual Property" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes which are used in the conduct of the business of Holdings and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Holdings and its Subsidiaries, taken as a whole.

          "Interest Payment Date" means (i) with respect to any Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than
           --------
three months, "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

          "Interest Period" has the meaning assigned to that term in subsection 2.2B.

          "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Holdings or any of its Subsidiaries is a party.

          "Interest Rate Determination Date" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute, and the regulations promulgated by the Internal Revenue Service thereunder.

          "Inventory" means, with respect to any Person as of any date of determination, all goods, merchandise and other personal property which are then held by such Person for sale or lease, including raw materials and work in process.

          "Investment" means (i) any direct or indirect purchase or other acquisition by Holdings or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary of Holdings), (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Holdings from any Person other than Holdings or any of its Subsidiaries, of any equity Securities of such Subsidiary, (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Holdings or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, or (iv) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

          "Investment Amount" means, for any period, the remainder of (i) the amount received by Holdings or any of its Subsidiaries during such period as a return of capital in respect of Investments by Holdings and its Subsidiaries made pursuant to subsections 7.3(xxi), (xxii) and (xxiii) less (ii) the
                                                          ----
aggregate amount expended by Holdings and its Subsidiaries during such period in making Investments pursuant to subsections 7.3(xxi), (xxii) and (xxiii).

          "IP Collateral" means, collectively, the Collateral under the Borrower Patent and Trademark Security Agreement and the Subsidiary Patent and Trademark Security Agreement.

          "Issuing Lender" means, with respect to any Letter of Credit, the Lender which issues or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii), provided that with respect to any
                                               --------
Existing Letter of Credit, NBD Bank shall be deemed to be the "Issuing Lender" for all purposes of this Agreement.

          "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form, provided
                                                                    --------
that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

          "Landlord Consent and Estoppel" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, reasonably satisfactory in form and substance to Administrative Agent, pursuant to which such lessor substantially agrees, for the benefit of Administrative Agent, (i) that without any further consent of such lessor or any further action on the part of the Loan Party holding such Leasehold Property, such Leasehold Property may be encumbered pursuant to a Mortgage and may be assigned to the purchaser at a foreclosure sale or in a transfer in lieu of such a sale (and to a subsequent third party assignee if Administrative Agent, any Lender, or an Affiliate of either so acquires such Leasehold Property), (ii) that such lessor shall not terminate such lease as a result of a default by such Loan Party thereunder without first giving Administrative Agent notice of such default and at least 60 days (or, if such default cannot reasonably be cured by Administrative Agent within such period, such longer period as may reasonably be required) to cure such default and (iii) to such other matters relating to such Leasehold Property as Administrative Agent may reasonably request; provided, however, that Administrative Agent may
                              --------  -------
determine in its reasonable discretion that any one or more of the agreements set forth in clauses (i) through (iii) may be modified or omitted from a Landlord Consent and Estoppel with respect to a particular Leasehold Property.

          "Leasehold Property" means any leasehold interest of any Loan Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Administrative Agent in its reasonable discretion as not being required to be included in the Collateral.

          "Lender" and "Lenders" means the Persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include Swing Line Lender unless the context otherwise requires; provided that
                                                                 --------
the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

          "Letter of Credit" or "Letters of Credit" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lenders for the joint and several account of Borrowers pursuant to subsection 3.1.

          "Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus
                                                                          ----
(ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Borrowers (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

          "Leverage Ratio" means, at any time of determination, the ratio of (i) Consolidated Total Debt as of the last day of the Test Period then most recently ended to (ii) Consolidated Adjusted EBITDA for the Test Period then most recently ended, in each case as set forth in the most recent Compliance Certificate delivered by Holdings to Administrative Agent pursuant to clause
(iv) of subsection 6.1; provided, however, that with respect to any Test Period
                        --------  -------
during which a Permitted Acquisition occurs, for purposes of calculating the Leverage Ratio under subsection 2.4B(iii)(e) and in the definition of Applicable Leverage Ratio, Consolidated Adjusted EBITDA shall be determined in accordance with the provisions of subsection 7.6D, except that any cost savings that would otherwise be given effect in calculating Consolidated Adjusted EBITDA as a result of such provisions shall not be given effect until such cost savings are actually realized.

          "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

          "Loan" or "Loans" means one or more of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Revolving Loans or Swing Line Loans or any combination thereof.

          "Loan Documents" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Borrowers in favor of an Issuing Lender relating to, the Letters of Credit), the Guaranties and the Collateral Documents.

          "Loan Party" means each Credit Agreement Party and any of Holdings' Subsidiaries from time to time executing a Loan Document, and "Loan Parties" means all such Persons, collectively.

          "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of Holdings and its Subsidiaries, taken as a whole or (ii) the impairment of the ability of any Credit Agreement Party to perform, or of Administrative Agent, Collateral Agent or Lenders to enforce, the Obligations; provided that
                                                         --------
consummation of the Recapitalization Transactions in accordance with the terms of the Recapitalization Agreement shall not be deemed to have a Material Adverse Effect for purposes of subsection 5.4.

          "Material Contract" means any contract or arrangement to which Holdings or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew would reasonably be expected to have a Material Adverse Effect.

          "Material Leasehold Property" means any Leasehold Property set forth on Schedule 4.1I hereto and any Leasehold Property acquired after the Closing Date reasonably determined by Administrative Agent to be of material value as Collateral or of material importance to the operations of Holdings or any of its Subsidiaries; provided, however, that, no Leasehold Property with respect to
              --------  -------
which the aggregate amount of all rents payable during any one Fiscal Year does not exceed $300,000 shall be a "Material Leasehold Property".

          "Maximum Consolidated Capital Expenditures Amount" has the meaning assigned to that term in subsection 7.8A.

          "Merger" means the merger of Merger Corp. with and into Holdings in accordance with the terms of the Recapitalization Agreement and the Certificate of Merger, with Holdings being the surviving corporation in such merger.

          "Merger Corp." has the meaning assigned to that term in the recitals of this Agreement.

          "Minnesota Note" means the Intercompany Note, dated as of December 21, 1998, in an aggregate principal amount equal to $5,000,000 executed and delivered by Domino's Pizza, Inc. on the Closing Date, substantially in the form of Exhibit XXVI, as such Intercompany Note may be amended, supplemented or
   ------------
otherwise modified from time to time as permitted thereunder and hereunder.

          "Morgan Guaranty" has the meaning assigned to that term in the introduction to this Agreement.

          "Mortgage" means (i) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, substantially in the form of Exhibit XXV annexed hereto or in
                                             -----------
such other form or with such changes thereto or omissions therefrom as may be approved by Administrative Agent in its reasonable discretion, in each case with such changes thereto as may be recommended by Administrative Agent's local counsel based on local laws or customary local mortgage or deed of trust practices, or (ii) at

Administrative Agent's option, in the case of an Additional Mortgaged Property, an amendment to an existing Mortgage, in form reasonably satisfactory to Administrative Agent, adding such Additional Mortgaged Property to the Real Property Assets encumbered by such existing Mortgage, in either case as such security instrument or amendment may be amended, supplemented or otherwise modified from time to time. "Mortgages" means all such instruments, including the Closing Date Mortgages and any Additional Mortgages, collectively.

          "Mortgaged Property" means a Closing Date Mortgaged Property or an Additional Mortgaged Property.

          "Multiemployer Plan" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

          "NAIC" means the National Association of Insurance Commissioners.

          "NBD Bank" has the meaning assigned to that term in the introduction to this Agreement.

          "Net Asset Sale/Net Insurance Proceeds Payment Period" has the meaning assigned to that term in subsection 2.4B(iii)(a).

          "Net Asset Sale Proceeds" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide costs incurred in connection with such Asset Sale, including (i) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale and (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is repaid as a result of such Asset Sale.

          "Net Equity Proceeds" has the meaning assigned to that term in subsection 2.4B(iii)(d).

          "Net Indebtedness Proceeds" has the meaning assigned to that term in subsection 2.4B(iii)(c).

          "Net Insurance/Condemnation Proceeds" means any Cash payments or proceeds received by Holdings or any of its Subsidiaries (i) under any business interruption insurance policy or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Holdings or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and documented costs incurred by Holdings or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Holdings or such Subsidiary in respect thereof, including (i) income taxes reasonably estimated to be actually payable within two years of the date of receipt of such payments or proceeds as a result of any gain recognized in connection with the receipt of such payment or proceeds and (ii) payment of the outstanding amount of premium or penalty, if any, and interest of any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is repaid as a result of receipt of such payments or proceeds.

          "Net Proceeds Amount" has the meaning assigned to that term in subsection 2.4B(iii) (f).

          "New Business" means any assets or business acquired by Company or any of its Subsidiaries in a Permitted Acquisition.

          "Non-Consenting Lender" has the meaning assigned to that term in subsection 2.10A(iii).

          "Non-US Lender" has the meaning assigned to that term in subsection 2.7B(iii)(a).

          "Notes" means one or more of the Tranche A Term Notes, Tranche B Term Notes, Tranche C Term Notes, Revolving Notes or Swing Line Note or any combination thereof.

          "Notice of Borrowing" means a notice substantially in the form of
Exhibit I annexed hereto delivered by Borrowers to Administrative Agent pursuant
----------
to subsection 2.1B with respect to a proposed borrowing.

          "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto delivered by Borrowers to Administrative
            ----------
Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

          "Notice of Issuance of Letter of Credit" means a notice substantially in the form of Exhibit III annexed hereto delivered by Borrowers to
               -----------
Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

          "Obligations" means all obligations of every nature of each Loan Party from time to time owed to Agents, Lenders or their respective Affiliates or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

          "Officers' Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its principal financial officer or principal accounting officer or its treasurer; provided that every Officers' Certificate with respect to the compliance with a
--------
condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

          "Operating Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

          "Other Investors" means RGIP, LLC, DP Investors I, LLC, DP Investors II, LLC, J.P. Morgan Capital Corporation, Sixty Wall Street Fund, L.P. and DP Transitory Corporation.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

          "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

          "Permitted Acquired Debt" has the meaning assigned to that term in subsection 7.1(x).

          "Permitted Acquisition" means the acquisition of assets, stock or other equity interests of a business effected in accordance with the provisions of subsection 7.7(xvi).

          "Permitted Acquisition Cost" means, with respect to any Permitted Acquisition, the sum (without duplication) of (i) all cash paid by Holdings or any of its Subsidiaries in connection with any such Permitted Acquisition, (ii) the fair market value of the Holdings Common Stock (based on the good faith determination of senior management of Holdings or, after an initial public offering, the closing trading price of Holdings Common Stock on the date of such Permitted Acquisition on the stock exchange on which such stock is listed) issued as consideration pursuant to such Permitted Acquisition, (iii) the aggregate amount (determined by using the face amount of the debt or the amount payable at maturity, whichever is greater) of Permitted Seller Notes issued by Company in connection with such Permitted Acquisition, (iv) the amount of all Permitted Acquired Debt assumed in connection with such Permitted Acquisition and (v) the aggregate amount of all Qualified Preferred Stock issued by Holdings in connection with such Permitted Acquisition (determined by using (x) the maximum liquidation preference thereof, (y) the gross cash proceeds from the issuance thereof or (z) the fair market value (as determined in good faith by senior management of Holdings) of the assets received from the direct issuance thereof as consideration, whichever is greatest).

          "Permitted Company Cumulative Preferred Stock" means any Preferred Stock issued by Company to holders of Cumulative Preferred Stock in exchange for shares of such Cumulative Preferred Stock, provided that the terms of such
                                           --------
Preferred Stock (including, without limitation, dividend rate, redemption provisions and covenants) shall be no more favorable to the holders thereof than the terms of the Cumulative Preferred Stock and the documentation governing such Preferred Stock shall be reasonably satisfactory to the Administrative Agent.

          "Permitted Encumbrances" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by

ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents):

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

          (ii) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 5 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

          (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

          (v) leases or subleases granted to third parties in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Holdings or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

          (vi) easements, rights-of-way, restrictions, encroachments, and other defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Holdings or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

          (vii) any (a) interest or title of a lessor or sublessor under any lease not prohibited hereby, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b);

          (viii) Liens arising from filing UCC financing statements relating solely to leases not prohibited by this Agreement;

          (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

          (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Holdings and its Subsidiaries;

          (xii) licenses of patents, trademarks and other intellectual property rights granted by Holdings or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Holdings or such Subsidiary;

          (xiii) Liens existing on the Closing Date and described in the Closing Date Mortgage Policies;

          (xiv) Liens in existence on the Closing Date which are listed, and the property subject thereto described, in Schedule 1.1(iii), plus
                                                -----------------
     renewals and extensions of such Liens, provided that (x) the aggregate
                                            -------------
     principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of Holdings or any of its Subsidiaries; and

          (xv) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of Company in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (i) any Indebtedness that is secured by such
                  --------
     Liens is permitted to exist under subsection 7.1(x), and (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of Holdings or any of its Subsidiaries.

          "Permitted Group" means any group of investors if deemed to be a "person" (as such term is used in Section 13(d)(3) of the Exchange Act) by virtue of the Stockholders Agreement, as the same may be amended, modified or supplemented from time to time, provided that (i) Bain is party to the
                                --------
Stockholders Agreement, (ii) the persons party to the Stockholders Agreement as so amended, supplemented or modified from time to time that were not parties, and are not Affiliates of persons who were parties, to the Stockholders Agreement on the Closing Date, together with their respective Affiliates (collectively, the "New Investors") are not the direct or indirect Beneficial Owners (determined without reference to the Stockholders Agreement) of more than 50% of the voting interest in Holdings' equity Securities owned by all parties to the Stockholders Agreement as so amended, supplemented or modified and (iii) the New Investors, individually or in the aggregate, do not, directly or indirectly, have the right, pursuant to the Stockholders Agreement (as so amended, supplemented or modified) or otherwise to designate more than one-half of the directors of the Board of Directors of Holdings or any direct or indirect parent entity of Holdings.

          "Permitted Seller Note" means a promissory note containing subordination provisions in substantially the form of, or no less favorable to Lenders (in the reasonable judgment of Administrative Agent) than the subordination provisions contained in, Exhibit XXVII annexed hereto,
                                       -------------
representing any Indebtedness of Company incurred in connection with any Permitted Acquisition payable to the seller in connection therewith, as such note may be amended, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.14B; provided that no Permitted Seller Note
                                         --------
shall (i) be guaranteed by Holdings or any Subsidiary of Holdings or secured by any property of Holdings or any of its Subsidiaries, (ii) bear cash interest at a rate greater than 15% per annum or (iii) provide for any prepayment or repayment of all or any portion of the principal thereof prior to the date of the final scheduled installment of principal of any of the Loans, except to the extent any such prepayment or repayment is made expressly subject to the payment restrictions set forth in subsection 7.5(x).

          "Person" means and includes natural persons, corporations, limited partnerships general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

          "Pledged Collateral" means, collectively, the "Pledged Collateral" as defined in the Holdings Pledge Agreement, the Borrower Pledge Agreement and the Subsidiary Pledge Agreement.

          "Post-Acquisition Leverage Ratio" has the meaning assigned to that term in subsection 7.7(xvi).

          "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

          "Pre-Acquisition Leverage Ratio" has the meaning assigned to that term in subsection 7.7(xvi).

          "Preferred Stock," as applied to the capital stock of any Person, means capital stock of such Person (other than common stock of such Person) of any class or classes (however designed) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of capital stock of any other class of such Person, and shall include Cumulative Preferred Stock and, on and after the issuance thereof in accordance with the requirements hereof, Qualified Preferred Stock and Permitted Company Cumulative Preferred Stock.

          "Pricing Certificate" has the meaning assigned to that term in the definition of Applicable Leverage Ratio.

          "Pricing Period" has the meaning assigned to that term in the definition of Applicable Leverage Ratio.

          "Proceedings" has the meaning assigned to that term in subsection 6.1(x).

          "Proposed Asset Sale Reinvestment Proceeds" has the meaning assigned to that term in subsection 2.4B(iii)(a).

          "Proposed Insurance Reinvestment Proceeds" has the meaning assigned to that term in subsection 6.4C(ii).

          "Pro Rata Share" means (i)  with respect to all payments, computations
           --------
and other matters relating to the Tranche A Term Loan Commitment or the Tranche A Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche A
                                                      --------
Term Loan Exposure of that Lender by (y) the aggregate Tranche A Term Loan
                                  --
Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or the Tranche B Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche B
                                                    --------
Term Loan Exposure of that Lender by  (y) the aggregate Tranche B Term Loan
                                  --
Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Tranche C Term Loan Commitment or the Tranche C Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche C
                                                    --------
Term Loan Exposure of that Lender by  (y) the aggregate Tranche C Term Loan
                                  --
Exposure of all Lenders, (iv) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan
                                          ---------
Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all
                        --
Lenders, and (v) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Tranche A Term Loan Exposure
                       --------
of that Lender plus the Tranche B Term Loan Exposure of that Lender plus the Tranche C Term Loan Exposure of that Lender plus the Revolving Loan Exposure of
                                            ----
that Lender by (y) the aggregate Tranche A Term Loan Exposure of all Lenders
            --
plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the
----                                                           ----
aggregate Tranche C Term Loan Exposure of all Lenders plus the aggregate
                                                      ----
Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i),
            --------
(ii), (iii), (iv) and (v) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.
                       ------------

          "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary in order to create or perfect Liens on any IP Collateral.

          "Qualified Preferred Stock" means any Preferred Stock of Holdings, so long as (i) the express terms that are applicable thereto shall provide that dividends thereon shall not be required to be paid at any time (and to the extent) that such payment would be prohibited by the terms of this Agreement or any other agreement of Holdings relating to outstanding Indebtedness and (ii) such Preferred Stock, by the terms applicable thereto (including the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, cannot mature and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable, or required to be repurchased, at the sole option of the holder thereof (including, without limitation, upon the occurrence of any Default or Event of Default under subsection 8.11), in whole or in part, on or prior to the date occurring December 21, 2008; provided that any Preferred Stock that would not
                             --------
constitute Qualified Preferred Stock as provided above solely because the holders thereof have the right to require Holdings to repurchase such Preferred Stock upon the occurrence of a "change of control" or an "asset sale" shall constitute Qualified Preferred Stock if the terms applicable thereto provide that Holdings may not repurchase or redeem any such Preferred Stock pursuant to the documentation governing same unless such repurchase or redemption complies with the requirements of subsection 7.5.

          "Quarterly Payment Date" means the last Business Day of each March, June, September and December.

          "Real Property Asset" means, at any time of determination, any interest then owned by any Loan Party in any real property.

          "Recapitalization Agreement" means that certain Agreement and Plan of Merger dated as of September 25, 1998 and as amended prior to the Closing Date, by and among Merger Corp., Holdings and Thomas S. Monaghan, in the form delivered to Arranger, Administrative Agent and Lenders prior to their execution of this Agreement and as such agreement may be amended from time to time thereafter to the extent permitted under subsection 7.14A.

          "Recapitalization Financing Requirements" means the aggregate of all amounts necessary to finance the Recapitalization Transactions.

          "Recapitalization Revolving Loans" has the meaning assigned to that term in subsection 2.5A.

          "Recapitalization Transactions" means the series of transactions described in Schedule 1.1(ii) annexed hereto, together with (i) the repayment of
             ----------------
all amounts outstanding under the Existing Credit Agreement, (ii) the Merger and
(iii) the payment of Transaction Costs and the other transactions contemplated by the Recapitalization Agreement.

          "Recorded Leasehold Interest" means a Leasehold Property with respect to which a Record Document (as hereinafter defined) has been recorded in all places necessary or desirable, in Administrative Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrances of the affected real property. For purposes of this definition, the term "Record Document" means, with respect to any Leasehold Property, (a) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (b) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease documents, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Administrative Agent.

          "Reference Lenders" means Morgan Guaranty, NBD Bank and Comerica.

          "Refinancing Documents" means the documents and instruments entered into in connection with the refinancing of the Existing Credit Agreement pursuant to subsection 4.1F.

          "Refunded Swing Line Loans" has the meaning assigned to that term in subsection 2.1A(v).

          "Register" has the meaning assigned to that term in subsection 2.1D.

          "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

          "Reimbursement Date" has the meaning assigned to that term in subsection 3.3B.

          "Related Agreements" means, collectively, the Recapitalization Agreement, the Certificate of Merger, the Stockholders Agreement, the Consulting Agreement, the Seller Contingent Note, the Senior Subordinated Note Indenture, the Senior Subordinated Notes, the Cumulative Preferred Stock Documents and the Refinancing Documents.

          "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the migration of any Hazardous Materials through the air, soil, surface water or groundwater.

          "Replacement Lender" has the meaning assigned to that term in subsection 2.10B(ii).

          "Requisite Class Lenders" means, at any time of determination (i) for the Class of Lenders having Tranche A Term Loan Exposure, Lenders having or holding more than 50% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) for the Class of

Lenders having Tranche B Term Loan Exposure, Lenders having or holding more than 50% of the sum of the aggregate Tranche B Term Loan Exposure of all Lenders,
(iii) for the Class of Lenders having Tranche C Term Loan Exposure, Lenders having or holding more than 50% of the sum of the aggregate Tranche C Term Loan Exposure of all Lenders, and (iv) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding more than 50% of the sum of the aggregate Revolving Loan Exposure of all Lenders.

          "Requisite Lenders" means Lenders having or holding more than 50% of the sum of (i) the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) the aggregate Tranche B Term Loan Exposure of all Lenders, (iii) the aggregate Tranche C Term Loan Exposure of all Lenders and (iv) the aggregate Revolving Loan Exposure of all Lenders.

          "Responsible Officer" means any of the chairman of the board (if an officer), the president, any senior or executive vice president, the general counsel, its principal financial officer or principal accounting officer, the secretary or the treasurer of Holdings or, as applicable, any Subsidiary of Holdings.

          "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of any Loan Party now or hereafter outstanding, except, in the case of Holdings, a dividend payable solely in shares of that class of stock (or common stock of any other class) to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of any Loan Party now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of any Loan Party now or hereafter outstanding,
(iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness (except, in the case of the Senior Subordinated Notes, through the issuance of Exchange Senior Subordinated Notes as contemplated in the definition of Senior Subordinated Notes and consistent with the requirements of the definition of Exchange Senior Subordinated Notes), (v) any conversion or exchange of the Cumulative Preferred Stock, except into or for Holdings Common Stock, Qualified Preferred Stock or Permitted Company Cumulative Preferred Stock, (vi) any payment by Holdings or any of its Subsidiaries of the Bain Management Fees to Bain pursuant to the Bain Advisory Services Agreement and
(vii) any repayment by Domino's Pizza, Inc. to Company of amounts owing under the Minnesota Note, it being understood and agreed that in no event shall the accumulation of dividends on the Cumulative Preferred Stock be deemed to be a "Restricted Junior Payment".

          "Restricted Permitted Acquisition" has the meaning assigned to that term in subsection 7.7(xvi).

          "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to Borrowers pursuant to subsection 2.1A(iv), to purchase participations in Swingline Loans pursuant to subsection 2.1A(v) and to issue and/or participate in Letters of Credit pursuant to Section 3, and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate, as same may be reduced as provided in subsection 2.4B(ii).

          "Revolving Loan Commitment Termination Date" means the earlier of (i) December 21, 2004 and (ii) the date of termination in whole of the Revolving Loan Commitments pursuant to subsection 2.4B or Section 8.

          "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in
                                                                   ----
the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) plus (c) the aggregate amount of all
                                  ----
participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) in the case of
                                                      ----
Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Lenders) plus (e)
                                                                     ----
the aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans.

          "Revolving Loans" means the Loans made by Lenders to Borrowers pursuant to subsection 2.1A(iv).

          "Revolving Notes" means any promissory notes of Borrowers issued (on a joint and several basis) pursuant to subsection 2.1E to evidence the Revolving Loans of any Lenders, substantially in the form of Exhibit VII annexed hereto,
                                                   -----------
as they may be amended, supplemented or otherwise modified from time to time.

          "Secured Parties" has the meaning assigned to that term in the Collateral Documents.

          "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

          "Seller Contingent Note" means the Promissory Note, dated as of December 21, 1998, issued by Holdings to Thomas S. Monaghan, in the form delivered to Arranger, Administrative Agent and Lenders prior to their execution of this Agreement and as such note may be amended from time to time thereafter to the extent permitted under subsection 7.14A.

          "Senior Subordinated Note Indenture" means the indenture pursuant to which the Senior Subordinated Notes are issued, as such indenture may be amended, modified or supplemented from time to time to the extent permitted under subsection 7.14B.

          "Senior Subordinated Notes" means the $275,000,000 in aggregate principal amount of 10-3/8% Senior Subordinated Notes due 2009 of Company issued pursuant to the Senior Subordinated Note Indenture. As used herein, the term "Senior Subordinated Notes" shall include any Exchange Senior Subordinated Notes issued pursuant to the Senior Subordinated Note Indenture in exchange for theretofore outstanding Senior Subordinated Notes, as contemplated by the Offering Memorandum, dated as of November 24, 1998, and the definition of Exchange Senior Subordinated Notes.

          "Shareholder Subordinated Note" means an unsecured junior subordinated note issued by Holdings (and not guaranteed or supported in any way by any of its Subsidiaries) containing subordination provisions substantially in the form of, or no less favorable to Lenders (in the reasonable judgment of Administrative Agent) than the subordination provisions contained in Exhibit
                                                                     -------
XXVII annexed hereto, as such note may be amended, supplemented or otherwise
-----
modified from time to time to the extent permitted under subsection 7.14B.

          "Solvent" means, with respect to any Person, that as of the date of determination (A) the aggregate value of such Person's assets, at fair value and present fair saleable value, exceeds (i) its total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) and (ii) the amount required to pay such liabilities as they become absolute and matured in the normal course of business; (B) such Person has the ability to pay its debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured in the normal course of business; (C) such Person does not have an unreasonably small amount of capital with which to conduct its business; and (D) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Standby Letter of Credit" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Holdings or any of its Subsidiaries in respect of industrial revenue or development bonds or financings, (ii) workers' compensation liabilities of Holdings or any of its Subsidiaries, (iii) the obligations of third party insurers of Holdings or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Holdings or any of its Subsidiaries,
(v) performance, payment, deposit or surety obligations of Holdings or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry, (vi) any other general insurance obligations of the Company or any of its Subsidiaries, and (vii) such other obligations of Borrowers and their respective Subsidiaries as are reasonably acceptable to Administrative Agent and the Issuing Lender and otherwise permitted to exist pursuant to the terms of this Agreement; provided
                                                                      --------
that Standby Letters of Credit may not be issued for the purpose of supporting
(a) trade payables or

(b) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

          "Stockholders Agreement" means that certain Stockholders Agreement by and among Holdings, Bain, the Other Investors and the Existing Shareholders, in the form delivered to Arranger, Administrative Agent and Lenders prior to their execution of this Agreement and as such agreement may be amended from time to time thereafter to the extent permitted under subsection 7.14A.

          "Subordinated Indebtedness" means (i) the Indebtedness of Company evidenced by the Senior Subordinated Notes, (ii) Indebtedness of Holdings evidenced by any Shareholder Subordinated Note, (iii) Indebtedness of Company evidenced by any Permitted Seller Notes and (iv) any other Indebtedness of Holdings, Borrowers or any of their respective Subsidiaries subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to Administrative Agent and Requisite Lenders.

          "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Subsidiary Borrower" has the meaning assigned to that term in the introduction to this Agreement.

          "Subsidiary Guarantor" means any Subsidiary of Holdings, other than Borrowers, that executes and delivers a counterpart of the Subsidiary Guaranty on the Closing Date or from time to time thereafter pursuant to subsection 6.8.

          "Subsidiary Guaranty" means the Subsidiary Guaranty executed and delivered by all Subsidiaries of Holdings (other than Borrowers and the Excluded Subsidiaries) on the Closing Date and to be executed and delivered by additional Subsidiaries of Holdings from time to time thereafter in accordance with subsection 6.8, substantially in the form of Exhibit XVIII annexed hereto, as
                                             -------------
such Subsidiary Guaranty may hereafter be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Subsidiary Patent and Trademark Security Agreement" means each Subsidiary Patent and Trademark Security Agreement executed and delivered by each existing Subsidiary Guarantor and Collateral Agent on the Closing Date and executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, substantially in the form of
Exhibit XXI annexed hereto, as such Subsidiary Patent and Trademark Security
-----------

Agreement may be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Subsidiary Pledge Agreement" means the Subsidiary Pledge Agreement executed and delivered by each existing Subsidiary Guarantor and Collateral Agent on the Closing Date and executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, substantially in the form of Exhibit XIX annexed hereto, as such Subsidiary
                                  -----------
Pledge Agreement may be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Subsidiary Security Agreement" means the Subsidiary Security Agreement executed and delivered by each existing Subsidiary Guarantor and Collateral Agent on the Closing Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, substantially in the form of Exhibit XX annexed hereto, as such Subsidiary
                                  ----------
Security Agreement may be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

          "Supplemental Collateral Agent" has the meaning assigned to that term in subsection 9.1B.

          "Swing Line Lender" means Morgan Guaranty, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

          "Swing Line Loan Commitment" means the commitment of Swing Line Lender to make Swing Line Loans to Borrowers pursuant to subsection 2.1A(v).

          "Swing Line Loans" means the Loans made by Swing Line Lender to Borrowers pursuant to subsection 2.1A(v).

          "Swing Line Note" means any promissory note of Borrowers issued (on a joint and several basis) pursuant to subsection 2.1E to evidence the Swing Line Loans of Swing Line Lender, substantially in the form of Exhibit VIII annexed
                                                         ------------
hereto, as it may be amended, supplemented or otherwise modified from time to time.

          "Syndication Agent" has the meaning assigned to that term in the introduction to this Agreement.

          "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed (including any foreign withholding tax and the Michigan Single Business
Tax); provided that "Tax on the overall net income" of a Person shall be
      --------
construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business (unless such Person would be treated as doing business in such jurisdiction solely as a result of entering into the transactions contemplated by the Loan Documents) on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person including a franchise tax imposed in lieu of a net income tax (and/or, in the case of a Lender, its lending office).

          "Terminated Lender" has the meaning assigned to that term in subsection 2.10A(iii).

          "Term Loan" means each Tranche A Term Loan, each Tranche B Term Loan and each Tranche C Term Loan.

          "Test Period" means each period of four consecutive Accounting Quarters then last ended, in each case taken as one accounting period. Notwithstanding anything to the contrary contained above or otherwise required by GAAP, in the case of any Test Period ending prior to the date occurring fifty-three weeks after the Closing Date, such period shall be a fifty-three week period ending on the last day of the Accounting Quarter last ended, with any calculations of (x) Consolidated Cash Interest Expense required in determining compliance with subsection 7.6A to be made on a pro forma basis in
                                                            --- -----
accordance with, and to the extent provided in, the immediately succeeding sentence and (y) Consolidated Adjusted EBITDA required in determining compliance with subsections 7.6A, B and C to be made on a pro forma basis in accordance
                                               --- -----
with, and to the extent provided in, the second succeeding sentence. To the extent the respective Test Period (i) includes the first Accounting Quarter of the Fiscal Year 1998, Consolidated Cash Interest Expense for such Accounting Quarter shall be deemed to be $15,000,000, (ii) includes the second Accounting Quarter of the Fiscal Year 1998, Consolidated Cash Interest Expense for such Accounting Quarter shall be deemed to be $15,000,000, (iii) includes the third Accounting Quarter of the Fiscal Year 1998, Consolidated Cash Interest Expense for such Accounting Quarter shall be deemed to be $15,000,000 and (iv) includes the fourth Accounting Quarter of the Fiscal Year 1998, Consolidated Cash Interest Expense for such Accounting Quarter shall be deemed to be $20,000,000; provided that any additional pro forma adjustments required by subsection 7.6D
--------
for occurrences after the Closing Date (subject to the proviso in the definition of Leverage Ratio) shall also be made. To the extent the respective Test Period
(i) includes the first Accounting Quarter of the Fiscal Year 1998, Consolidated Adjusted EBITDA for such Accounting Quarter shall be deemed to be $26,510,000,
(ii) includes the second Accounting Quarter of the Fiscal Year 1998, Consolidated Adjusted EBITDA for such Accounting Quarter shall be deemed to be $28,820,000, (iii) includes the third Accounting Quarter of the Fiscal Year 1998, Consolidated Adjusted EBITDA for such Accounting Quarter shall be deemed to be $28,600,000 and (iv) includes the fourth Accounting Quarter of the Fiscal Year 1998, Consolidated Adjusted EBITDA for such Accounting Quarter shall be deemed to be $46,270,000; provided that any additional pro forma adjustments
                          --------
required by subsection 7.6D for occurrences after the Closing Date (subject to the proviso in the definition of Leverage Ratio) shall also be made.

          "Title Company" means, collectively, Commonwealth Land Title Insurance Company and/or one or more other title insurance companies reasonably satisfactory to Arranger and Administrative Agent.

          "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the aggregate principal amount of all outstanding Swing Line Loans
----
plus (iii) the Letter of Credit Usage.
----

          "Tranche" means the respective facility and commitments utilized in making Loans hereunder, with there being four separate Tranches, i.e., Tranche A
                                                                 ----
Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loans.

          "Tranche A Term Loan" means a Loan made by a Lender to a Borrower as a term loan pursuant to subsection 2.1A(i), and "Tranche A Term Loans" means any such Loan or Loans, collectively.

          "Tranche A Term Loan Commitment" means the commitment of a Lender to make Tranche A Term Loans to Borrowers pursuant to subsection 2.1A(i), and "Tranche A Term Loan Commitments" means such commitments of all Lenders in the aggregate.

          "Tranche A Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Tranche A Term Loans, that Lender's Tranche A Term Loan Commitment and (ii) after the funding of the Tranche A Term Loans, the outstanding principal amount of the Tranche A Term Loans of that Lender.

          "Tranche A Term Notes" means any promissory notes of Borrowers issued (on a joint and several basis) pursuant to subsection 2.1E to evidence the Tranche A Term Loans of any Lenders, substantially in the form of Exhibit IV
                                                                  ----------
annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

          "Tranche B Term Loan" means a Loan made by a Lender to a Borrower as a term loan pursuant to subsection 2.1A(ii), and "Tranche B Term Loans" means any such Loan or Loans, collectively.

          "Tranche B Term Loan Commitment" means the commitment of a Lender to make Tranche B Term Loans to Borrowers pursuant to subsection 2.1A(ii), and "Tranche B Term Loan Commitments" means such commitments of all Lenders in the aggregate.

          "Tranche B Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Tranche B Term Loans, that Lender's Tranche B Term Loan Commitment and (ii) after the funding of the Tranche B Term Loans, the outstanding principal amount of the Tranche B Term Loans of that Lender.

          "Tranche B Term Notes" means any promissory notes of Borrowers issued (on a joint and several basis) pursuant to subsection 2.1E to evidence the Tranche B Term Loans of any Lenders, substantially in the form of Exhibit V
                                                                  ---------
annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

          "Tranche C Term Loan" means a Loan made by a Lender to a Borrower as a term loan pursuant to subsection 2.1A(iii), and "Tranche C Term Loans" means any such Loan or Loans, collectively.

          "Tranche C Term Loan Commitment" means the commitment of a Lender to make Tranche C Term Loans to Borrowers pursuant to subsection 2.1A(iii), and "Tranche C Term Loan Commitments" means such commitments of all Lenders in the aggregate.

          "Tranche C Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Tranche C Term Loans, that Lender's Tranche C Term Loan Commitment and (ii) after the funding of the Tranche C Term Loans, the outstanding principal amount of the Tranche C Term Loans of that Lender.

          "Tranche C Term Notes" means any promissory notes of Borrowers issued (on a joint and several basis) pursuant to subsection 2.1E to evidence the Tranche C Term Loans of any Lenders, substantially in the form of Exhibit VI
                                                                  ----------
annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

          "Transaction Costs" means the fees, costs and expenses payable by Credit Agreement Parties in connection with the transactions contemplated by the Loan Documents and the Related Agreements.

          "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

          "Voting Stock" means, as to any Person, any equity Securities of such Person entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of such Person.

          "Waivable Mandatory Repayment" has the meaning assigned to that term in subsection 2.4B(iv)(d).

          "Year 2000 Compliant" means that all Information Systems and Equipment accurately process date data (including, but not limited to, calculating, comparing and sequencing), before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years, including the fact that the year 2000 is a leap year, and further, that when used in combination with, or interfacing with, other Information Systems and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs today and shall not otherwise impair the accuracy or functionality of Information Systems and Equipment.

          1.2  Accounting Terms; Utilization of GAAP for Purposes of
               -----------------------------------------------------
               Calculations Under Agreement.
               ---------------------------

          Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

Financial statements and other information required to be delivered by Holdings to Lenders pursuant to clauses (i), (ii), (iii) and (xiii) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 5.3. Notwithstanding the foregoing, except as otherwise specifically provided herein, all computations determining compliance with subsection 2.4 and Section 7, including the definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 28, 1997 financial statements of Holdings and its Subsidiaries delivered to the Lenders, without giving effect to purchase accounting adjustments required or permitted by APB 16 and its interpretations (including non-cash write-ups and non-cash charges relating to inventory, fixed assets and in-process research and development, in each case arising in connection with any Permitted Acquisitions) and APB 17 and its interpretations (including non-cash charges relating to intangibles and goodwill arising in connection with any Permitted Acquisitions).

          1.3  Other Definitional Provisions and Rules of Construction.
               -------------------------------------------------------

          A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

          B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

          C. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

          D. Each reference to a "Accounting Quarter period" of a specified number of Accounting Quarters shall be a reference to a period of consecutive Accounting Quarters of such number.

          1.4  Changes in GAAP.
               ---------------

          In the event that a change in GAAP or other accounting principles and policies after the date hereof affects in any material respect the calculations of the compliance by Holdings and its Subsidiaries with the covenants contained herein, Lenders and Credit Agreement Parties agree to negotiate in good faith to amend the affected covenants (and related definitions) to compensate for the effect of such changes so that the restrictions, limitations and performance standards effectively imposed by such covenants, as so amended, are substantially identical to the restrictions, limitations and performance standards imposed by such covenants as in effect on the date hereof; provided that if Requisite Lenders and Credit Agreement Parties
             --------
fail to reach agreement with respect to such amendment within a reasonable period of time following the date of effectiveness of any such change, calculation of compliance by Holdings and its Subsidiaries with the covenants contained herein shall be determined in accordance with GAAP as in effect immediately prior to such change.

                                  SECTION 2.
                  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

          2.1  Commitments: Making of Loans; Register; Notes.
               ---------------------------------------------

          A.   Commitments. Subject to the terms and conditions of this
               -----------
Agreement and in reliance upon the representations and warranties of Credit Agreement Parties herein set forth, each Lender hereby severally agrees to make the Loans described in subsections 2.1A(i), 2.1A(ii), 2.1A(iii), and 2.1A(iv) and Swing Line Lender hereby agrees to make the Loans described in subsection 2.1A(v).

               (i)  Tranche A Term Loans. Each Lender with a Tranche A Term Loan
                    --------------------
     Commitment severally agrees to lend to one or both Borrowers (on a joint and several basis) on the Closing Date an amount not exceeding its Pro Rata
                                                                        --------
     Share of the aggregate amount of the Tranche A Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche A Term Loan Commitment is set forth opposite its name on
     Schedule 2.1 annexed hereto and the aggregate amount of the Tranche A Term
     ------------
     Loan Commitments is $175,000,000; provided that the Tranche A Term Loan
                                       --------
     Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Tranche A Term Loan Commitment shall expire immediately and without further action on January 15, 1999 if the Tranche A Term Loans are not made on or before that date. Each Borrower may make only one borrowing under the Tranche A Term Loan Commitments. The proceeds of each Tranche A Term Loan shall be made available to Borrowers as directed by either of them (with the proceeds to be used by one or both Borrowers as they may determine), it being understood and agreed that Borrowers shall be jointly and severally obligated with respect to each Tranche A Term Loan for the repayment thereof and all amounts owing with respect thereto. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

               (ii) Tranche B Term Loans.  Each Lender with a Tranche B Term
                    --------------------
     Loan Commitment severally agrees to lend to one or both Borrowers (on a joint and several basis) on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche B Term Loan
     --------
     Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche B Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount
                          ------------
     of the Tranche B Term Loan Commitments is $135,000,000; provided that the
                                                             --------
     Tranche B Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Tranche B Term Loan Commitment shall expire immediately and without further action on

     January 15, 1999 if the Tranche B Term Loans are not made on or before that date. Each Borrower may make only one borrowing under the Tranche B Term Loan Commitments. The proceeds of each Tranche B Term Loan shall be made available to Borrowers as directed by either of them (with the proceeds to be used by one or both Borrowers as they may determine), it being understood and agreed that Borrowers shall be jointly and severally obligated with respect to each Tranche B Term Loan for the repayment thereof and all amounts owing with respect thereto. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed.

               (iii)  Tranche C Term Loans.  Each Lender with a Tranche C Term
                      --------------------
     Loan Commitment severally agrees to lend to one or both Borrowers (on a joint and several basis) on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche C Term Loan
     --------
     Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche C Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount
                          ------------
     of the Tranche C Term Loan Commitments is $135,000,000; provided that the
                                                             --------
     Tranche C Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche C Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Tranche C Term Loan Commitment shall expire immediately and without further action on January 15, 1999 if the Tranche C Term Loans are not made on or before that date. Each Borrower may make only one borrowing under the Tranche C Term Loan Commitments. The proceeds of each Tranche C Term Loan shall be made available to Borrowers as directed by either of them (with the proceeds to be used by one or both Borrowers as they may determine), it being understood and agreed that Borrowers shall be jointly and severally obligated with respect to each Tranche C Term Loan for the repayment thereof and all amounts owing with respect thereto. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed.

               (iv)   Revolving Loans.  Each Lender with a Revolving Loan
                      ---------------
     Commitment severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to one or both Borrowers (on a joint and several basis) from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount
                                        --------
     of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5B. The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto
                                                  ------------
     and the aggregate original amount of the Revolving Loan Commitments is $100,000,000; provided that the Revolving Loan Commitments of Lenders shall
                   --------
     be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided further, that the
                                                   ----------------
     amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date; provided that each Lender's
                     --------

     Revolving Loan Commitment shall expire immediately and without further action on January 15, 1999 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iv) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date. The proceeds of each Revolving Loan shall be made available to Borrowers as directed by either of them (with the proceeds to be used by one or both Borrowers as they may determine), it being understood and agreed that Borrowers shall be jointly and severally obligated with respect to each Revolving Loan for the repayment thereof and all amounts owing with respect thereto.

               Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

               (v) Swing Line Loans.  Swing Line Lender hereby agrees, subject
                   ----------------
     to the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan Commitments available to one or both Borrowers (on a joint and several basis) from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date by making Swing Line Loans to one or both Borrowers (on a joint and several basis) in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect,
                   --------
     may exceed Swing Line Lender's Revolving Loan Commitment. The original amount of the Swing Line Loan Commitment is $10,000,000; provided that any
                                                              --------
     reduction of the Revolving Loan Commitments made pursuant to subsection 2.4B(ii) or 2.4B(iii) which reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment to the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of either Borrower, Administrative Agent or Swing Line Lender. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date; provided that the Swing Line Loan Commitment shall expire immediately
           --------
     and without further action on January 15, 1999 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(v) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date. The proceeds of each Swing Line Loan shall be made available to Borrowers as directed by either of them (with the proceeds to be used by one or both Borrowers as they may determine), it being understood and agreed that Borrowers shall be jointly and severally obligated with respect to each Swing Line Loan for the repayment thereof and all amounts owing with respect thereto.

               Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

               With respect to any Swing Line Loans which have not been voluntarily prepaid by Borrowers pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Borrowers), no later than 11:00 A.M. (New York City time) on the first Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Borrowers) requesting Lenders to make Revolving Loans that are Base Rate Loans on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Borrowers) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, Swing Line Lender's Pro
                                                                            ---
     Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with
     ----
     the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note, if any, of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans and shall be due under the Revolving Note, if any, of Swing Line Lender. Borrowers hereby authorize Administrative Agent and Swing Line Lender to charge Borrowers' accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of either Borrower from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

               If for any reason (a) Revolving Loans are not made upon the request of Swing Line Lender as provided in the immediately preceding paragraph in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans or (b) the Revolving Loan Commitments are terminated at a time when any Swing Line Loans are outstanding, each Lender shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share (calculated, in the case of the foregoing
                  --------
     clause (b), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loans, together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each Lender shall deliver to Swing Line Lender an amount equal to its respective participation in same day funds at the Funding and Payment Office. In order to further evidence such participation (and without prejudice to the effectiveness of the participation provisions set forth above), each Lender agrees to enter into a separate participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Lenders have purchased participations as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment.
                      --- ----

               Anything contained herein to the contrary notwithstanding, each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, either Borrower or any other Person for any reason whatsoever; (b) the occurrence or continuation of an Event of Default or a Potential Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that
                                                                 --------
     such obligations of each Lender are subject to the condition that (X) Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made or (Y) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6 prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made.

          B.  Borrowing Mechanics.  Tranche A Term Loans, Tranche B Term Loans,
              -------------------
Tranche C Term Loans or Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(v) for the purpose of repaying any Refunded Swing Line Loans or Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount; provided that Term Loans or
                                                --------
Revolving Loans made on any Funding Date as Eurodollar Rate Loans with a particular Interest Period shall be in an aggregate minimum amount of $1,000,000, and integral multiples of $100,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount. Whenever Borrowers desire that Lenders make Term Loans or Revolving Loans they shall deliver to

Administrative Agent a Notice of Borrowing no later than 12:00 Noon (New York City time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). Whenever Borrowers desire that Swing Line Lender make a Swing Line Loan, they shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (New York City time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans, that such Loans shall be Base Rate Loans, (iv) in the case of Term Loans and Revolving Loans, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (v) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.1D. In lieu of delivering the above-described Notice of Borrowing, either Borrower may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in
                      --------
writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date.

          Neither Administrative Agent nor any Lender shall incur any liability to Borrowers in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of either Borrower or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Borrowers shall have effected Loans hereunder.

          Borrowers shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Borrowers are required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by either Borrower of the proceeds of any Loans shall constitute a re-certification by Borrowers, as of the applicable Funding Date, as to the matters to which Borrowers are required to certify in the applicable Notice of Borrowing.

          Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the relevant Borrower shall be bound to make a borrowing in accordance therewith.

          C.  Disbursement of Funds.  All Tranche A Term Loans, Tranche B Term
              ---------------------
Loans, Tranche C Term Loans and Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata
                                                                       --------
Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or

Swing Line Lender, as the case may be, of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than 1:00 P.M. (New York City time) on the applicable Funding Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 2:00 P.M. (New York City time) on the applicable Funding Date, in each case in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 2.1A(v) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Closing
Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to the relevant Borrower or Borrowers on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account(s) of the relevant Borrower or Borrowers at the Funding and Payment Office.

          Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the relevant Borrower or Borrowers a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrowers and Borrowers jointly and severally agree to pay immediately such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate of interest then applicable to the Loan for which Administrative Agent has demanded payment. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by such Lender hereunder.

          D.   The Register.
               ------------

          (i) Administrative Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (ii) Administrative Agent shall record in the Register the Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment and Revolving Loan Commitment and the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loans from time to time of each Lender, the Swing Line Loan Commitment and the Swing Line Loans from time to time of Swing Line Lender, and each repayment or prepayment in respect of the principal amount of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Revolving Loans of each Lender or the Swing Line Loans of Swing Line Lender. Any such recordation shall be conclusive and binding, on each Borrower and each Lender, absent manifest error; provided that failure to make any such recordation, or any
                     --------
     error in such recordation, shall not affect any Lender's Commitments or Borrowers' Obligations in respect of any applicable Loans.

          (iii) Each Lender shall record on its internal records (including the Notes held by such Lender) the amount of any Tranche A Term Loan, Tranche B Term Loan, Tranche C Term Loan and Revolving Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Borrowers, absent manifest error; provided that failure to make
                                                  --------
     any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Borrowers' Obligations in respect of any applicable Loans; and provided further, that in the event of any
                           ----------------
     inconsistency between the Register and any Lender's records, the recordations in the Register shall govern and be conclusive and binding on such Lender, absent manifest error.

          (iv) Borrowers, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

          (v) Each Borrower hereby designates Morgan Guaranty to serve as such Borrower's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and each Borrower hereby agrees that, to the extent Morgan Guaranty serves in such capacity, Morgan Guaranty and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 10.3.

          E.    Optional Notes.  If so requested by any Lender by written notice
                --------------
to Borrowers (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date or at any time thereafter, Borrowers shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pur-
suant to subsection 10.1) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Borrowers' receipt of such notice) a promissory note or promissory notes to evidence such Lender's Tranche A Term Loan, Tranche B Term Loan, Tranche C Term Loan, Revolving Loans or Swing Line Loans, substantially in the form of Exhibit IV, Exhibit V, Exhibit VI, Exhibit
                                    ----------  ---------  ----------  -------
VII or Exhibit VIII annexed hereto, respectively, with appropriate insertions.
---    ------------

          2.2.  Interest on the Loans.
                ---------------------

          A.    Rate of Interest.  Subject to the provisions of subsections 2.6
                ----------------
and 2.7, each Tranche A Term Loan, Tranche B Term Loan, Tranche C Term Loan and Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Borrowers initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B. The basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

          (i) Subject to the provisions of subsections 2.2E and 2.7, the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loans shall bear interest through maturity as follows:

                (a) if a Base Rate Loan, then at the sum of the Base Rate plus
                                                                          ----
          the Applicable Base Rate Margin; or

                (b) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Eurodollar Rate Margin.
                          ----

          (ii) Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest through maturity at the sum of the Base Rate plus the Applicable Base Rate Margin for Revolving Loans.
     ----

          B.    Interest Periods.  In connection with each Eurodollar Rate Loan,
                ----------------
Borrowers may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Borrowers' option, either a one, two, three or six-month period or (x) in the case of any Revolving Loans or Tranche A Term Loan to be made or maintained as a Eurodollar Rate Loan, if deposits in the interbank Eurodollar market are generally available for such period (as determined by each Lender making, converting to or continuing such Eurodollar Rate Loan), a two-week, nine-month or twelve-month period or

(y) in the case of any Tranche B Term Loan or Tranche C Term Loan to be made or maintained as a Eurodollar Rate Loan, if agreed to by each Lender making, converting to or continuing such Eurodollar Rate Loan, a two-week, nine-month or twelve-month period; provided that:
                     --------

          (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

          (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

          (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would
                              --------
     otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

          (v) no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond December 21, 2004, no Interest Period with respect to any portion of the Tranche B Term Loans shall extend beyond December 21, 2006, no Interest Period with respect to any portion of the Tranche C Term Loans shall extend beyond December 21, 2007 and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

          (vi) no Interest Period with respect to any borrowing of Term Loans of a given Tranche shall extend beyond a date on which a mandatory repayment of such Term Loans is required to be made under subsection 2.4A(i), (ii) or (iii), as the case may be, unless the sum of (a) the aggregate principal amount of such Term Loans that are Base Rate Loans plus
                                                                            ----
     (b) the aggregate principal amount of such Term Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount of such mandatory repayment of Term Loans required to be paid on such date;

          (vii) Borrowers shall not select an Interest Period of longer than one month prior to the end of the Initial Period;

          (viii) there shall be no more than twenty (20) Interest Periods outstanding at any time; and

          (ix) in the event Borrowers fail to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Borrowers shall be deemed to have selected an Interest Period of one month.

          C.  Interest Payments.  Subject to the provisions of subsection 2.2E,
              -----------------
interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that in the event any Swing Line Loans or any Revolving
           --------
Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Swing Line Loans or Revolving Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity).

          D.  Conversion or Continuation.  Subject to the provisions of
              --------------------------
subsection 2.6, Borrowers shall have the option (i) to convert at any time all or any part of its outstanding Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Revolving Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $1,000,000 and integral multiples of $100,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a
                                                 --------  -------
Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto; and provided further,
                                                              ----------------
however, that Loans may not be continued as or converted to Eurodollar Rate
-------
Loans with an Interest Period longer than one month prior to the end of the Initial Period.

          Borrowers shall deliver a Notice of Conversion/Continuation at any time after the Closing Date to Administrative Agent no later than 12:00 Noon (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, either Borrower may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of
--------
a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/ continuation date. Upon receipt of written or telephonic notice of any proposed conversion/ continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each Lender.

          Neither Administrative Agent nor any Lender shall incur any liability to Borrowers in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of either Borrower or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Borrowers shall have effected a conversion or continuation, as the case may be, hereunder.

          Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrowers shall be bound to effect a conversion or continuation in accordance therewith.

          E.   Post-Maturity Interest. Any principal payments on the Loans not
               ----------------------
paid when due and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall, if Requisite Lenders so elect in writing, thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate which is 2% per annum in excess of the interest rate otherwise payable at maturity under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration
        --------
of the Interest Period in effect at the time any such increase in interest rate is effective, such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

          F.   Computation of Interest. Interest on the Loans shall be computed
               -----------------------
(i) in the case of Base Rate Loans, on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same
                                --------
day on which it is made, one day's interest shall be paid on that Loan.

          2.3. Fees.
               ----

          A.   Commitment Fees. Borrowers jointly and severally agree to pay to
               ---------------
Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to the average of the daily excess of the Revolving Loan Commitments over the sum of (i) the aggregate principal amount of outstanding Revolving Loans (but not any outstanding Swing Line Loans) plus (ii) the Letter of Credit Usage
                                           ----
multiplied by the Applicable Commitment Fee Percentage, such commitment fees to
-------------
be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on each Quarterly Payment Date, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date.

          B.   Other Fees.  Borrowers jointly and severally agree to pay to
               ----------
Arranger and Administrative Agent such fees in the amounts and at the times separately agreed upon between Merger Corp., Holdings, Borrowers, Arranger and Administrative Agent.

          2.4. Repayments, Prepayments and Reductions in Revolving Loan
               --------------------------------------------------------
               Commitments;  General Provisions Regarding Payments; Application
               ----------------------------------------------------------------
               of Proceeds of Collateral and Payments Under Guaranties.
               -------------------------------------------------------

          A.   Scheduled Payments of Term Loans.
               --------------------------------

          (i) Borrowers shall make principal payments on the Tranche A Term Loans in installments on the dates and in the amounts set forth below:

          -----------------------------------------------------------------
                                                  SCHEDULED REPAYMENT
                       DATE                        OF TRANCHE A TERM
                                                         LOANS

          -----------------------------------------------------------------
                 March 31, 2000                        $ 2,750,000

          -----------------------------------------------------------------
                  June 30, 2000                        $ 2,750,000

          -----------------------------------------------------------------
               September 30, 2000                      $ 2,750,000

          -----------------------------------------------------------------

                December 31, 2000                      $ 2,750,000

          -----------------------------------------------------------------

                 March 31, 2001                        $ 4,750,000

          -----------------------------------------------------------------

                  June 30, 2001                        $ 4,750,000

          -----------------------------------------------------------------

          -----------------------------------------------------------------
                                                  SCHEDULED REPAYMENT
                       DATE                        OF TRANCHE A TERM
                                                         LOANS

          -----------------------------------------------------------------
               September 30, 2001                      $ 4,750,000

          -----------------------------------------------------------------

                December 31, 2001                      $ 4,750,000

          -----------------------------------------------------------------

                 March 31, 2002                        $ 9,682,500

          -----------------------------------------------------------------

                  June 30, 2002                        $ 9,682,500

          -----------------------------------------------------------------

               September 30, 2002                      $ 9,682,500

          -----------------------------------------------------------------

                December 31, 2002                      $ 9,682,500

          -----------------------------------------------------------------

                 March 31, 2003                        $13,055,000

          -----------------------------------------------------------------

                  June 30, 2003                        $13,055,000

          -----------------------------------------------------------------

               September 30, 2003                      $13,055,000

          -----------------------------------------------------------------

                December 31, 2003                      $13,055,000

          -----------------------------------------------------------------

                 March 31, 2004                        $13,512,500

          -----------------------------------------------------------------

                  June 30, 2004                        $13,512,500

          -----------------------------------------------------------------

               September 30, 2004                      $13,512,500

          -----------------------------------------------------------------

                December 21, 2004                      $13,512,500

          -----------------------------------------------------------------

; provided that the scheduled installments of principal of the Tranche A Term
  --------
Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Term Loans in accordance with subsection 2.4B(iv); and provided, further, that the Tranche A Term Loans and all other
              --------  -------
amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than December 21, 2004 and the final installment payable by Borrowers in respect of the Tranche A Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrowers under this Agreement with respect to the Tranche A Term Loans.

          (ii) Borrowers shall make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

          -----------------------------------------------------------------
                                                  SCHEDULED REPAYMENT
                       DATE                        OF TRANCHE A TERM
                                                         LOANS

          -----------------------------------------------------------------
                December 31, 1999                      $   680,000

          -----------------------------------------------------------------

                 March 31, 2000                        $   170,000

          -----------------------------------------------------------------

                  June 30, 2000                        $   170,000

          -----------------------------------------------------------------

               September 30, 2000                      $   170,000

          -----------------------------------------------------------------

                December 31, 2000                      $   170,000

          -----------------------------------------------------------------

                 March 31, 2001                        $   170,000

          -----------------------------------------------------------------

                  June 30, 2001                        $   170,000

          -----------------------------------------------------------------

               September 30, 2001                      $   170,000

          -----------------------------------------------------------------

                December 31, 2001                      $   170,000

          -----------------------------------------------------------------

                 March 31, 2002                        $   170,000

          -----------------------------------------------------------------

          -----------------------------------------------------------------
                                                  SCHEDULED REPAYMENT
                       DATE                        OF TRANCHE A TERM
                                                         LOANS

          -----------------------------------------------------------------
                  June 30, 2002                        $   170,000

          -----------------------------------------------------------------

               September 30, 2002                      $   170,000

          -----------------------------------------------------------------

                December 31, 2002                      $   170,000

          -----------------------------------------------------------------

                 March 31, 2003                        $   170,000

          -----------------------------------------------------------------

                  June 30, 2003                        $   170,000

          -----------------------------------------------------------------

               September 30, 2003                      $   170,000

          -----------------------------------------------------------------

                December 31, 2003                      $   170,000

          -----------------------------------------------------------------

                 March 31, 2004                        $   170,000

          -----------------------------------------------------------------

                  June 30, 2004                        $   170,000

          -----------------------------------------------------------------

               September 30, 2004                      $   170,000

          -----------------------------------------------------------------

                December 31, 2004                      $   170,000

          -----------------------------------------------------------------

                 March 31, 2005                        $16,365,000

          -----------------------------------------------------------------

                  June 30, 2005                        $16,365,000

          -----------------------------------------------------------------

               September 30, 2005                      $16,365,000

          -----------------------------------------------------------------

                December 31, 2005                      $16,365,000

          -----------------------------------------------------------------

          -----------------------------------------------------------------
                                                  SCHEDULED REPAYMENT
                       DATE                        OF TRANCHE A TERM
                                                         LOANS

          -----------------------------------------------------------------
                 March 31, 2006                        $16,365,000

          -----------------------------------------------------------------

                  June 30, 2006                        $16,365,000

          -----------------------------------------------------------------

               September 30, 2006                      $16,365,000

          -----------------------------------------------------------------

                December 21, 2006                      $16,365,000

          -----------------------------------------------------------------

; provided that the scheduled installments of principal of the Tranche B Term
  --------
Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4B(iv); and provided, further, that the Tranche B Term Loans and all other
              --------  -------
amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than December 21, 2006, and the final installment payable by Borrowers in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrowers under this Agreement with respect to the Tranche B Term Loans.

          (iii) Borrowers shall make principal payments on the Tranche C Term Loans in installments on the dates and in the amounts set forth below:

          -----------------------------------------------------------------
                                                  SCHEDULED REPAYMENT
                       DATE                        OF TRANCHE A TERM
                                                         LOANS

          -----------------------------------------------------------------
                December 31, 1999                      $   540,000

          -----------------------------------------------------------------

                 March 31, 2000                        $   135,000

          -----------------------------------------------------------------

                 June 30, 2000                         $   135,000

          -----------------------------------------------------------------

               September 30, 2000                      $   135,000

          -----------------------------------------------------------------

                December 31, 2000                      $   135,000

          -----------------------------------------------------------------

          -----------------------------------------------------------------
                                                  SCHEDULED REPAYMENT
                       DATE                        OF TRANCHE A TERM
                                                         LOANS

          -----------------------------------------------------------------
                March 31, 2001                         $   135,000

          -----------------------------------------------------------------

                 June 30, 2001                         $   135,000

          -----------------------------------------------------------------

               September 30, 2001                      $   135,000

          -----------------------------------------------------------------

                December 31, 2001                      $   135,000

          -----------------------------------------------------------------

                 March 31, 2002                        $   135,000

          -----------------------------------------------------------------

                  June 30, 2002                        $   135,000

          -----------------------------------------------------------------

               September 30, 2002                      $   135,000

          -----------------------------------------------------------------

                December 31, 2002                      $   135,000

          -----------------------------------------------------------------

                 March 31, 2003                        $   135,000

          -----------------------------------------------------------------

                  June 30, 2003                        $   135,000

          -----------------------------------------------------------------

               September 30, 2003                      $   135,000

          -----------------------------------------------------------------

                December 31, 2003                      $   135,000

          -----------------------------------------------------------------

                 March 31, 2004                        $   135,000

          -----------------------------------------------------------------

                  June 30, 2004                        $   135,000

          -----------------------------------------------------------------

               September 30, 2004                      $   135,000

          -----------------------------------------------------------------

          -----------------------------------------------------------------
                                                  SCHEDULED REPAYMENT
                       DATE                        OF TRANCHE A TERM
                                                         LOANS

          -----------------------------------------------------------------
                December 31, 2004                      $   135,000

          -----------------------------------------------------------------

                 March 31, 2005                        $   135,000

          -----------------------------------------------------------------

                  June 30, 2005                        $   135,000

          -----------------------------------------------------------------

               September 30, 2005                      $   135,000

          -----------------------------------------------------------------

                December 31, 2005                      $   135,000

          -----------------------------------------------------------------

                 March 31, 2006                        $   135,000

          -----------------------------------------------------------------

                  June 30, 2006                        $   135,000

          -----------------------------------------------------------------

               September 30, 2006                      $   135,000

          -----------------------------------------------------------------

                December 31, 2006                      $   135,000

          -----------------------------------------------------------------

                 March 31, 2007                        $32,670,000

          -----------------------------------------------------------------

                  June 30, 2007                        $32,670,000

          -----------------------------------------------------------------

               September 30, 2007                      $32,670,000

          -----------------------------------------------------------------

                December 21, 2007                      $32,670,000

          -----------------------------------------------------------------

; provided that the scheduled installments of principal of the Tranche C Term
  --------
Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche C Term Loans in accordance with subsection 2.4B(iv); and provided, further, that the Tranche C Term Loans and all other
              --------  -------
amounts owed hereunder with respect to the Tranche C Term Loans shall be paid in full no later than December 21, 2007 and the final installment payable by Borrowers in respect of the Tranche C Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrowers under this Agreement with respect to the Tranche C Term Loans.

          B.   Prepayments and Reductions in Revolving Loan Commitments.
               --------------------------------------------------------

          (i)   Voluntary Prepayments.  Either Borrower may, upon written or
                ---------------------
telephonic notice to Administrative Agent on or prior to 12:00 Noon (New York City time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount. Either Borrower may, upon written or telephonic notice on the date of prepayment, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent by 12:00 Noon (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice to Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

          (ii)  Voluntary Reductions of Revolving Loan Commitments.  Either
                --------------------------------------------------
Borrower may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; provided that
                                                                   --------
any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount. The applicable Borrower's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in such Borrower's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share.
                                                 --------

          (iii) Mandatory Prepayments and Mandatory Reductions of Revolving
                -----------------------------------------------------------
Loan Commitments.  The Loans shall be prepaid and/or the Revolving Loan
----------------
Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in subsection 2.4B(iv).

          (a)  Prepayments and Reductions From Net Asset Sale Proceeds. No later
               -------------------------------------------------------
than the fifth Business Day following the date of receipt by Holdings or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale, Borrowers shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds; provided, however, that upon receipt by Holdings or any of its
          --------  -------
Subsidiaries of any such Net Asset Sales Proceeds, so long as no Event of Default shall have occurred and be continuing and to the extent that the aggregate amount of Net Asset Sale Proceeds and Net Insurance/Condemnation Proceeds from the Closing Date through the date of determination does not exceed $30,000,000, Company may deliver to Administrative Agent an Officers' Certificate setting forth (1) that portion of such Net Asset Sale Proceeds (such portion being the "Proposed Asset Sale Reinvestment Proceeds") that Company or any of its Subsidiaries intends to reinvest (or enter into a contract to reinvest) in equipment or other productive assets of the general type used in the business (including capital stock of a corporation engaged in such business) of Company and its Subsidiaries (such equipment and other assets being "Eligible Assets") within 360 days of such date of receipt and (2) the proposed use of such Proposed Asset Sale Reinvestment Proceeds and such other information with respect to such reinvestment as Administrative Agent may reasonably request, and Company shall, or shall cause one or more of its Subsidiaries to, promptly apply such Proposed Asset Sale Reinvestment Proceeds to such reinvestment purposes; provided, however, that at Borrowers' option and pending such application, such
--------  -------
Proposed Asset Sale Reinvestment Proceeds may be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Loan Commitments) to the full extent thereof. In addition, Borrowers shall, no later than 360 days after receipt of such Proposed Asset Sale Reinvestment Proceeds that have not theretofore been applied to the Obligations, make an additional prepayment of the Loans (and/or the Revolving Loan Commitments shall be reduced) in the full amount of all such Proposed Asset Sale Reinvestment Proceeds that have not theretofore been so reinvested in Eligible Assets. Notwithstanding the foregoing provisions of this subsection 2.4B(iii)(a), so long as no Event of Default shall have occurred and be continuing, no mandatory prepayment of Loans or mandatory reduction of Revolving Loan Commitments shall be required pursuant to this subsection 2.4B(iii)(a) until each date on which the sum of the Net Asset Sale Proceeds plus Net Insurance/Condemnation Proceeds received during the period
         ----
commencing on the later of (x) the Closing Date and (y) the immediately preceding date on which a mandatory repayment or commitment reduction was made pursuant to this subsection 2.4B(iii)(a) or subsection 2.4B(iii)(b) as a result of the receipt of Net Asset Sale Proceeds and/or Net Insurance/Condemnation Proceeds not reinvested as provided above or pursuant to subsection 6.4C, as applicable, and ending on the date of determination (the "Net Asset Sale/Net
Insurance Proceeds Payment Period"), equals or exceeds $7,500,000.   If Company
is required to apply any portion of Net Asset Sale Proceeds to prepay Indebtedness evidenced by the Senior Subordinated Notes (under the terms of the Senior Subordinated Note Indenture), then notwithstanding anything contained in this Agreement to the contrary (but subject to subsection 2.4B(iv)(d) hereof), Borrowers shall apply such Net Asset Sale Proceeds to the prepayment of Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans pro rata according
                                                            --------
to the respective outstanding principal amount, if any, of each, then to the
                                                                 ----
prepayment of Revolving Loans and/or the reduction of Revolving Loan Commitments, in each case so as to eliminate or minimize any obligation to prepay any such Indebtedness evidenced by the Senior Subordinated Notes.

          (b)  Prepayments and Reductions from Net Insurance/Condemnation
               ----------------------------------------------------------
Proceeds.  No later than the fifth Business Day following the date of receipt by
--------
Administrative Agent or by Holdings or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds that are required to be applied to prepay the Loans and/or reduce the Revolving Loan Commitments pursuant to the provisions of subsection 6.4C, Borrowers shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to the amount of such Net Insurance/Condemnation Proceeds minus (if (1) no Event of
                                                   -----
Default shall have occurred and be continuing and (2) Holdings shall have delivered to Administrative Agent, on or before such fifth Business Day, the Officers' Certificate described in subsection 6.4C(ii)), any Proposed Insurance Reinvestment Proceeds; provided, however, that at Borrowers' option and pending
                       --------  -------
such application, such Proposed Insurance Reinvestment Proceeds may be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Loan Commitments) to the full extent thereof. In addition, no later than 360 days after receipt of any Proposed Insurance Reinvestment Proceeds, Borrowers shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an amount equal to the amount of any such Proposed Insurance Reinvestment Proceeds that have not theretofore been applied to the costs of repairing, restoring or replacing the applicable assets of Holdings or its Subsidiaries or reinvested in Eligible Assets. Notwithstanding the foregoing provisions of this subsection 2.4B(iii)(b), so long as no Event of Default shall have occurred and be continuing, no mandatory prepayment of Loans or mandatory reduction of Revolving Loan Commitments shall be required pursuant to this subsection 2.4B(iii)(b) until each date on which the sum of the Net Asset Sale Proceeds plus Net Insurance/Condemnation Proceeds received during the Net Asset
         ----
Sale/Net Insurance Proceeds Period not reinvested pursuant to subsection 2.4B(iii)(a) or 6.4C, as applicable, equals or exceeds $7,500,000.

          (c)  Prepayments and Reductions Due to Issuance of Debt.  On the date
               --------------------------------------------------
of receipt by Holdings or any of its Subsidiaries of the Cash proceeds of any Indebtedness, including debt Securities of Holdings or any of its Subsidiaries (other than the Loans and any other Indebtedness permitted under subsections 7.1(i) through (xii) (such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being the "Net Indebtedness Proceeds")), Borrowers shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Indebtedness Proceeds; provided, however, that payment or acceptance of the
                           --------  -------
amounts provided for in this subsection 2.4B(iii)(c) shall not constitute a waiver of any Event of Default resulting from the incurrence of such Indebtedness or otherwise prejudice any rights or remedies of Agents or Lenders.

          (d)  Prepayments and Reductions Due to Issuance of Equity Securities.
               ---------------------------------------------------------------
On the date of receipt by Holdings or any of its Subsidiaries of Cash proceeds (any such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being "Net Equity Proceeds") from the issuance of any equity Securities of Holdings or such Subsidiary after the Closing Date (other than (A) capital contributions by Holdings and its Subsidiaries and (B) issuances of Holdings Common Stock (x) to employees, officers, directors and consultants of Holdings and its Subsidiaries to the extent such Holdings Common Stock constitutes compensation to such individuals, (y) to Bain or the Other Investors to the extent the Cash proceeds thereof are not in excess of $40,000,000 and

(z) as payment of all or any portion of the purchase price of a business or assets in a Permitted Acquisition), Borrowers shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Net Equity Proceeds of Holdings or any of its Subsidiaries.

          (e)  Prepayments and Reductions from Consolidated Excess Cash Flow. In
               -------------------------------------------------------------
the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year 1999), Borrowers shall, no later than 90 days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 75 % (or, if the Leverage Ratio is not more than 4.5 to 1.0 on the last day of any such Fiscal Year, 50%) of such Consolidated Excess Cash Flow.

          (f)  Calculations of Net Proceeds Amounts; Additional Prepayments and
               ----------------------------------------------------------------
Reductions Based on Subsequent Calculations.  Concurrently with any prepayment
-------------------------------------------
of the Loans and/or reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(e), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the calculation of the amount (the "Net Proceeds Amount") of the applicable Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds, Net Indebtedness Proceeds, Net Equity Proceeds or the applicable Consolidated Excess Cash Flow, as the case may be, that gave rise to such prepayment and/or reduction. In the event that Company shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers' Certificate, Borrowers shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

          (g)  Prepayments Due to Reductions or Restrictions of Revolving Loan
               ---------------------------------------------------------------
Commitments.  Borrowers shall from time to time prepay, first, the Swing Line
-----------                                             -----
Loans and, second, the Revolving Loans to the extent necessary so that the Total
           ------
Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect.

          (iv)  Application of Prepayments.
                --------------------------

          (a)  Application of Voluntary Prepayments by Type of Loans and Order
               ---------------------------------------------------------------
of Maturity. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be
-----------
applied as specified by the applicable Borrower in the applicable notice of prepayment; provided that (i) each prepayment of Tranche A Term Loans, Tranche B
            --------
Term Loans or Tranche C Term Loans pursuant to subsection 2.4B(i) must consist of a pro rata payment of outstanding Tranche A Term Loans, Tranche B Term Loans
     --------
and Tranche C Term Loans (based upon the then outstanding principal amount of Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans) and (ii) in the event such Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding
                                                   -----
Swing Line Loans to the full extent thereof, second to repay outstanding
                                             ------
Revolving Loans to the full extent thereof, and third to repay outstanding
                                                -----
Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans on a pro
                                                                         ---
rata basis (based upon the then outstanding principal amount of Tranche A Term
----

Loans, Tranche B Term Loans and Tranche C Term Loans) to the full extent thereof. Any voluntary prepayments of the Term Loans of a respective Tranche pursuant to subsection 2.4B(i) shall be applied to reduce the scheduled installments of principal of such Term Loans set forth in subsection 2.4A(i),
(ii) or (iii), as the case may be, on a pro rata basis (in accordance with the
                                        --------
respective outstanding principal amounts of such Term Loans).

          (b)  Application of Mandatory Prepayments by Type of Loans. Any amount
               -----------------------------------------------------
(the "Applied Amount") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(e) shall be applied first, subject to the provisions
                                              -----
of subsection 2.4B(iv)(d), to prepay the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans on a pro rata basis (based upon the then
                                             --- ----
outstanding principal amount of Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans) to the full extent thereof, second, to the extent of any
                                                  ------
remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, third, to the extent of any remaining portion of
                               -----
the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and fourth, to the extent of any remaining portion of the
                     ------
Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof.

          (c)  Application of Mandatory Prepayments of Term Loans to the
               ---------------------------------------------------------
Scheduled Installments of Principal Thereof.  Any mandatory prepayments of the
-------------------------------------------
Term Loans of any Tranche pursuant to subsection 2.4B(iii) shall be applied on a pro rata basis (in accordance with the respective outstanding principal amounts
--- ----
of the Term Loans of such Tranche) to each scheduled installment of principal of the Term Loans of the respective Tranche as set forth in subsection 2.4A(i),
(ii) or (iii), as the case may be, that is unpaid at the time of such prepayment.

          (d)  Waiver of Certain Mandatory Prepayments. Notwithstanding anything
               ---------------------------------------
to the contrary contained in this subsection 2.4 or elsewhere in this Agreement, Borrowers shall have the option, in their sole discretion, to give Lenders with outstanding Tranche B Term Loans ("B Lenders") and Tranche C Term Loans ("C Lenders") the option to waive a mandatory repayment of such Loans pursuant to subsections 2.4B(iii)(a)-(e) (each such repayment, a "Waivable Mandatory Repayment") upon the terms and provisions set forth in this subsection 2.4B(iv)(d). If Borrowers elect to exercise the option referred to in the preceding sentence, Borrowers shall give to Administrative Agent written notice of their intention to give B Lenders and C Lenders the right to waive a Waivable Mandatory Repayment at least five Business Days prior to such repayment, which notice Administrative Agent shall promptly forward to all B Lenders and C Lenders (indicating in such notice the amount of such repayment to be applied to each such Lender's outstanding Term Loans under such Tranches). Borrowers' offer to permit such Lenders to waive any such Waivable Mandatory Repayment may apply to all or part of such repayment, provided that any offer to waive part of
                                        --------
such repayment must be made ratably to such Lenders on the basis of their outstanding Tranche B Term Loans and Tranche C Term Loans. In the event any such B Lender or C Lender desires to waive such Lender's right to receive any such Waivable Mandatory Repayment in whole or in part, such Lender shall so advise Administrative Agent no later than the close of business two Business Days after the date of such notice from

Administrative Agent, which notice shall also include the amount such Lender desires to receive in respect of such repayment. If any Lender does not reply to Administrative Agent within the two Business Days, it will be deemed not to have waived any part of such repayment. If any Lender does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Lender waives all or part of such right to receive any such Waivable Mandatory Repayment, Administrative Agent shall apply 100% of the amount so waived by such Lender to the Tranche A Term Loans in accordance with Section 2.4B(iv)(b).

          (e)  Application of Prepayments to Base Rate Loans and Eurodollar Rate
               -----------------------------------------------------------------
Loans.  Considering Tranche A Term Loans, Tranche B Term Loans, Tranche C Term
-----
Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrowers pursuant to subsection 2.6D.

          C.   General Provisions Regarding Payments.
               -------------------------------------

          (i)   Manner and Time of Payment.  All payments by a Borrower of
                --------------------------
principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 1:00 P.M. (New York City time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by the applicable Borrower on the next succeeding Business Day. Each Borrower hereby authorizes Administrative Agent to charge its account with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

          (ii)  Application of Payments to Principal and Interest.  Except as
                -------------------------------------------------
provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

          (iii) Apportionment of Payments.  Aggregate principal and interest
                -------------------------
payments in respect of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to
           --- ----
each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the
--- ----
commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any
                                                     --- ----
Eurodollar Rate

Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

          (iv)  Payments on Business Days.  Whenever any payment to be made
                -------------------------
hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

          (v)  Notation of Payment.  Each Lender agrees that before disposing of
               -------------------
any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any
                                      --------
error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Borrowers hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

          D.   Application of Proceeds of Collateral and Payments Under
               --------------------------------------------------------
Guaranties.
----------

          (i)   Application of Proceeds of Collateral.  Except as provided in
                -------------------------------------
subsections 2.4B(iii)(a) and 2.4B(iii)(b) with respect to prepayments from Net Asset Sale Proceeds and Net Insurance/Condemnation Proceeds, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document may, in the discretion of Administrative Agent, be held by Administrative Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by Administrative Agent against, the applicable Secured Obligations (as defined in such Collateral Document) in the following order of priority:

          (a) To the payment of all costs and expenses of such sale, collection or other realization, including all expenses, liabilities and advances made or incurred by Administrative Agent and its agents and counsel in connection therewith, and all amounts for which Administrative Agent is entitled to indemnification under such Collateral Document and all advances made by Administrative Agent thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the exercise of any right or remedy under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

          (b) thereafter, to the extent of any excess such proceeds, to the payment of all other such Secured Obligations then due and owing for the ratable benefit of the holders thereof; and

          (c) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          (iii) Application of Payments Under Guaranties.  All payments
                -----------------------------------------
received by Administrative Agent under either Guaranty shall be applied promptly from time to time by Administrative Agent in the following order of priority:

          (a) To the payment of the costs and expenses of any collection or other realization under such Guaranty, including all expenses, liabilities and advances made or incurred by Administrative Agent and its agents and counsel in connection therewith, all in accordance with the terms of this Agreement and such Guaranty;

          (b) thereafter, to the extent of any excess such payments, to the payment of all other Guarantied Obligations (as defined in such Guaranty) for the ratable benefit of the holders thereof; and

          (c) thereafter, to the extent of any excess such payments, to the payment to Holdings or the applicable Subsidiary Guarantor or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          2.5  Use of Proceeds.
               ---------------

          A.   Term Loans and Recapitalization Revolving Loans.  The Term Loans
               -----------------------------------------------
and up to $20,000,000 in aggregate principal amount of Revolving Loans made on the Closing Date (the "Recapitalization Revolving Loans"), together with the proceeds of the debt and equity capitalization of Holdings, Merger Corp. and Company described in subsections 4.1D(i), (ii) and (iii), shall be applied by Holdings, Merger Corp. and Company, as applicable, to fund the Recapitalization Financing Requirements.

          B.   Post-Closing Date Revolving Loans and Swing Line Loans. Revolving
               ------------------------------------------------------
Loans and Swing Line Loans made after the Closing Date may be used by Borrowers for working capital and general corporate purposes, which may include the making of intercompany loans to any of the wholly owned Subsidiaries of Borrowers, in accordance with subsection 7.1(iv) or 7.1(v), for their own working capital and general corporate purposes and the making of intercompany loans to Company's Joint Ventures to the extent such Indebtedness is permitted hereunder, for their own working capital and general corporate purposes.

          C.   Margin Regulations.  No portion of the proceeds of any borrowing
               ------------------
under this Agreement shall be used by Holdings or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

          2.6  Special Provisions Governing Eurodollar Rate Loans.
               --------------------------------------------------

          Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

          A.   Determination of Applicable Interest Rate. As soon as practicable
               -----------------------------------------
     after 10:00 A.M. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrowers and each Lender.

          B.   Inability to Determine Applicable Interest Rate.  In the event
               -----------------------------------------------
     that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the interbank Eurodollar market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to each Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Borrowers and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Borrowers with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrowers.

          C.   Illegality or Impracticability of Eurodollar Rate Loans.  In the
               -------------------------------------------------------
     event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Borrowers and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or
     (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Borrowers and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Borrowers pursuant to a Notice of Borrowing or a Notice of Conversion/ Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "Affected Loans") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Borrowers pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Borrowers shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

          D.   Compensation For Breakage or Non-Commencement of Interest
               ---------------------------------------------------------
     Periods. Borrowers joint and severally agree to compensate each Lender,
     -------
     promptly upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits with respect to any Loans) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including any prepayment pursuant to subsection 2.4B(i)) or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by either Borrower.

          E.   Booking of Eurodollar Rate Loans.  Subject to its obligations
               --------------------------------
     under subsection 2.8, any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

          F.   Assumptions Concerning Funding of Eurodollar Rate Loans.
               -------------------------------------------------------
     Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause
     (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender
                                             --------  -------
     may fund each of its Eurodollar Rate

     Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

          G.   Eurodollar Rate Loans After Default.  After the occurrence of and
               -----------------------------------
     during the continuation of an Event of Default, unless the Required Lenders otherwise consent, (i) Borrowers may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Borrowers with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Borrowers.

          2.7  Increased Costs; Taxes; Capital Adequacy.
               ----------------------------------------

          A.   Compensation for Increased Costs and Taxes.  Subject to the
               ------------------------------------------
provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

          (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

          (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

          (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such

Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrowers jointly and severally agree to pay promptly to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder; provided that
                                                               --------
notwithstanding anything to the contrary contained in this subsection 2.7A, unless a Lender gives notice to the respective Borrower that is obligated to pay an amount under this subsection within six months after the later of (x) the date such Lender incurs such increased cost or suffers such reduction in amounts received or receivable or (y) the date such Lender has actual knowledge of the respective increased cost or reduction in amounts received or receivable, then such Lender shall only be entitled to be compensated for such amount by Borrowers pursuant to this subsection 2.7A to the extent of the increased cost or reduction in amounts received or receivable that is incurred or suffered, as the case may be, on or after the date which occurs six months prior to such Lender giving notice to such Borrower that is obligated to pay the respective amounts pursuant to this subsection 2.7A. Such Lender shall deliver to Borrowers (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

          B.   Withholding of Taxes.
               --------------------

          (i)   Payments to Be Free and Clear.  All sums payable by Borrowers
                -----------------------------
under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of a Borrower or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

          (ii)  Grossing-up of Payments.  If a Borrower or any other Person is
                -----------------------
required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by such Borrower to Administrative Agent or any Lender under any of the Loan Documents:

          (a) such Borrower shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as such Borrower becomes aware of it;

          (b) such Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on such Borrower) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

          (c) the sum payable by such Borrower in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

          (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, such Borrower shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided that no such additional amount shall be required to be paid to any
     --------
     Lender under clause (c) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

          (iii) Evidence of Exemption from U.S. Withholding Tax.
                -----------------------------------------------

          (a) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "Non-US Lender") or that is otherwise a non-U.S. person as defined in the Internal Revenue Code shall deliver to Administrative Agent for transmission to Borrowers, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of a Borrower or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

          (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances or change in law renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent for transmission to Borrowers two new original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8 (or any such successor form), as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) notify Administrative Agent and Borrowers of its inability to deliver any such forms, certificates or other evidence.

          (c) Borrowers shall not be required to pay any additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) with respect to a payment required to be made pursuant to the Loan Documents if such Lender shall have failed to satisfy the requirements of clause (a) or (b) of this subsection 2.7B(iii) with respect to such payment; provided that if such Lender shall have
                                        --------
satisfied the requirements of subsection 2.7B(iii)(a) on the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Borrowers of their obligations to pay any additional amounts pursuant to clause
(c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

          (d) If a Borrower pays any additional amount under clause (c) of subsection 2.7B(ii) to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Taxes in or with respect to the taxable year in which the additional amount is paid, such Lender shall pay to such Borrower an amount that such Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by such Lender in such year as a consequence of such refund, reduction or credit.

          C.   Capital Adequacy Adjustment.  If any Lender shall have determined
               ---------------------------
that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Borrowers from such Lender of the statement referred to in the next sentence, Borrowers jointly and severally agree to pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction; provided that
                                                      --------
notwithstanding anything to the contrary contained above in this subsection 2.7C, unless a Lender gives notice to the respective Borrower that it is obligated to pay an amount under this subsection within six months after the later of (x) the date such Lender suffers the respective reduction in return on capital or (y) the date such Lender has actual knowledge of the respective reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by Borrowers pursuant to this subsection 2.7C to the extent of the reduction in return on capital that is suffered on or after the date which occurs six months prior to such Lender giving notice to such Borrower that it is obligated to pay the respective amounts pursuant to this subsection 2.7C. Such Lender shall deliver to Borrowers (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

          2.8  Obligation of Lenders and Issuing Lenders to Mitigate.
               -----------------------------------------------------

          Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such
                                                          --------
Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless Borrowers jointly and severally agree to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Borrowers pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Borrowers (with a copy to Administrative Agent) shall be conclusive absent manifest error.

          2.9  Defaulting Lenders.
               ------------------

          Anything contained herein to the contrary notwithstanding, in the event that any Lender (a "Defaulting Lender") defaults (a "Funding Default") in its obligation to fund any Revolving Loan (a "Defaulted Revolving Loan") in accordance with subsection 2.1 as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority, then (i) during any Default Period (as defined below) with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a "Lender" for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Loan Documents,
(ii) to the extent permitted by applicable law, until such time as the Default Excess (as defined below) with respect to such Defaulting Lender shall have been reduced to zero, (a) any voluntary prepayment of the Revolving Loans pursuant to subsection 2.4B(i) shall, if Borrower making such prepayment so directs at the time of making such voluntary prepayment, be applied to the Revolving Loans of other Lenders as if such Defaulting Lender had no Revolving Loans outstanding and the Revolving Loan Exposure of such Defaulting Lender were zero, and (b) any mandatory prepayment of the Revolving Loans pursuant to subsection 2.4B(iii) shall, if Borrower making such prepayment so directs at the time of making such mandatory prepayment, be applied to the Revolving Loans of other Lenders (but not to the Revolving Loans of such Defaulting Lender) as if such Defaulting Lender had funded all Defaulted Revolving Loans of such Defaulting Lender, it being understood and agreed that a Borrower shall be entitled to retain any portion of any mandatory prepayment of the Revolving Loans that is not paid to such Defaulting Lender solely as a result of the operation of the provisions of this clause (b), (iii) such Defaulting Lender's Revolving Loan Commitment and outstanding Revolving Loans and such Defaulting Lender's Pro Rata Share of the
                                                         --------
Letter of Credit Usage shall be excluded for purposes of calculating the commitment fee payable to Lenders pursuant to subsection 2.3A in respect of any day during any Default Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any commitment fee pursuant to subsection 2.3A with respect to such Defaulting Lender's Revolving Loan Commitment in respect of any Default Period with respect to such Defaulting Lender, and (iv) the Total Utilization of Revolving Loan Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Revolving Loans of such Defaulting Lender.

          For purposes of this Agreement, (I) "Default Period" means, with respect to any Defaulting Lender, the period commencing on the date of the applicable Funding Default and ending on the earliest of the following dates:
(A) the date on which all Revolving Loan Commitments are canceled or terminated and/or the Obligations are declared or become immediately due and payable, (B) the date on which (1) the Default Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Revolving Loans of such Defaulting Lender or by the non-pro rata application of any voluntary or mandatory prepayments of the Revolving
--- ----
Loans in accordance with the terms of this subsection 2.9 or by a combination thereof) and (2) such Defaulting Lender shall have delivered to Borrowers and Administrative Agent a written reaffirmation of its intention to honor its obligations under this Agreement with respect to its Revolving Loan Commitment, and (C) the date on which Borrowers, Administrative Agent and Requisite Lenders waive all Funding Defaults of such Defaulting Lender in writing, and (II) "Default Excess" means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender's Pro Rata Share of the aggregate outstanding principal amount of
         --- ----
Revolving Loans of all Lenders (calculated as if all Defaulting Lenders (other than such Defaulting Lender) had funded all of their respective Defaulted Revolving Loans) over the aggregate outstanding principal amount of Revolving Loans of such Defaulting Lender.

          No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this subsection 2.9, performance by Borrowers of their respective obligations under this Agreement and the other Loan Documents shall not be excused or otherwise modified, as a result of any Funding Default or the operation of this subsection 2.9. The rights and remedies against a Defaulting Lender under this subsection 2.9 are in addition to other rights and remedies which Borrowers may have against such Defaulting Lender with respect to any Funding Default and which Administrative Agent or any Lender may have against such Defaulting Lender with respect to any Funding Default.

          2.10  Removal or Replacement of a Lender
                ----------------------------------

          A. Anything contained in this Agreement to the contrary notwithstanding, in the event that:

          (i) (a) any Lender (an "Increased-Cost Lender") shall give notice to Borrowers that such Lender is an Affected Lender or that such Lender is entitled to receive payments under subsection 2.7 or subsection 3.6, (b) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (c) such Lender shall fail to withdraw such notice within five Business Days after Borrowers' request for such withdrawal; or

          (ii) (a) any Lender shall become a Defaulting Lender, (b) the Default Period for such Defaulting Lender shall remain in effect, and (c) such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within five Business Days after Borrowers' request that it cure such default; or

          (iii) (a) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (v) of the first proviso to subsection 10.6A, the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each, a "Non-Consenting Lender") whose consent is required shall not have been obtained, and (b) the failure to obtain Non-Consenting Lenders' consents does not result solely from the exercise of Non-Consenting Lenders' rights (and the withholding of any required consents by Non-Consenting Lenders) pursuant to the second proviso to subsection 10.6A;

then, and in each such case, Borrowers shall have the right, at their option, to remove or replace the applicable Increased-Cost Lender, Defaulting Lender or Non-Consenting Lender (the "Terminated Lender") to the extent permitted by subsection 2.10B.

          B. Borrowers may, by giving written notice to Administrative Agent and any Terminated Lender of their election to do so:

          (i) elect to (a) terminate the Revolving Loan Commitment, if any, of such Terminated Lender upon receipt by such Terminated Lender of such notice and (b) prepay on the date of such termination any outstanding Loans made by such Terminated Lender, together with accrued and unpaid interest thereon and any other amounts payable to such Terminated Lender hereunder pursuant to subsection 2.3, subsection 2.6, subsection 2.7 or subsection
     3.6 or otherwise; provided that, in the event such Terminated Lender has
                       --------
     any Loans outstanding at the time of such termination, the written consent of Administrative Agent and Requisite Lenders (which consent shall not be unreasonably withheld or delayed) shall be required in order for Borrowers to make the election set forth in this clause (i); or

          (ii) elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Revolving Loan Commitment, if any, in full to one or more Eligible Assignees (each, a "Replacement Lender") in accordance with the provisions of subsection 10.1B; provided that (a) on the date of such assignment, the
                          --------
     relevant Borrower or Borrowers shall pay any amounts payable to such Terminated Lender pursuant to subsection 2.3, subsection 2.6, subsection
     2.7 or subsection 3.6 or otherwise as if it were a prepayment and (b) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender;

provided that (X) Borrowers may not make either of the elections set forth in
--------
clauses (i) or (ii) above with respect to any Non-Consenting Lender unless Borrowers also make one of such elections with respect to each other Terminated Lender which is a Non-Consenting Lender and (Y) Borrowers may not make either of such elections with respect to any Terminated Lender that is an Issuing Lender unless, prior to the effectiveness of such election, the relevant Borrower or Borrowers shall have caused each outstanding Letter of Credit issued by such Issuing Lender to be canceled.

          C. Upon the prepayment of all amounts owing to any Terminated Lender and the termination of such Terminated Lender's Revolving Loan Commitment, if any, pursuant to clause (i) of subsection 2.10B, (i) Schedule 2.1 shall be
                                                     ------------
deemed modified to reflect any corresponding changes in the Revolving Loan Commitments and (ii) such Terminated Lender shall no longer constitute a "Lender" for purposes of this Agreement; provided that any rights of such
                                         --------
Terminated Lender to indemnification under this Agreement (including under subsections 2.6D, 2.7, 3.6, 10.2 and 10.3) shall survive as to such Terminated Lender.

                                  SECTION 3.
                               LETTERS OF CREDIT

          3.1  Issuance of Letters of Credit and Lenders' Purchase of
               ------------------------------------------------------
Participations Therein.
----------------------

          A.   Letters of Credit.  In addition to Borrowers requesting that
               -----------------
Lenders make Revolving Loans pursuant to subsection 2.1A(iv) and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(v), Borrowers may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date, that one or more Lenders issue Letters of Credit for the joint and several account of Borrowers for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit; provided that all such Commercial Letters of Credit shall provide for sight
--------
drawings. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers herein set forth, any one or more Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Borrowers shall not request that any
                        --------
Lender issue (and no Lender shall issue):

          (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments then in effect;

          (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $35,000,000;

          (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) five Business Days prior to the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the
                                                        --------
     immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; and provided, further that such Issuing Lender shall elect not to extend such
     --------  -------
     Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time such Issuing Lender must elect whether or not to allow such extension; provided, however, that notwithstanding clause (a)
                              --------  -------
     but subject to the other restrictions of this subsection, Borrowers may request the issuance (on a date prior to five Business Days prior to the Revolving Loan Commitment Termination Date) of a Standby Letter of Credit having an expiration date later than five Business Days prior to the Revolving Loan Commitment Termination Date if Borrowers, at the time of such request, make arrangements in form and substance satisfactory to the Issuing Lender thereof to cash collateralize such Letter of Credit, provided that Issuing Lender shall be under no obligation to issue such a
     --------
     Letter of Credit if it shall reasonably determine that such cash collateralization arrangements could reasonably be expected to be less favorable to Issuing

     Lender than the reimbursement arrangements hereunder with respect to other Letters of Credit; or

          (iv) any Commercial Letter of Credit having an expiration date (a) later than the earlier of (X) the date which is 30 days prior to the Revolving Loan Commitment Termination Date and (Y) the date which is 180 days from the date of issuance (on a date prior to 30 days prior to the Revolving Loan Commitment Termination Date) of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion; provided, however, that
                                          --------  -------
     notwithstanding clause (X) but subject to the other restrictions of this subsection, Borrowers may request the issuance (on a date prior to 30 days prior to the Revolving Loan Commitment Termination Date) of a Commercial Letter of Credit having an expiration date later than the time set forth in clause (X) if Borrowers, at the time of such request, make arrangements in form and substance satisfactory to the Issuing Lender thereof to cash collateralize such Letter of Credit, provided that Issuing Lender shall be
                                          --------
     under no obligation to issue such a Letter of Credit if it shall reasonably determine that such cash collateralization arrangements could reasonably be expected to be less favorable to Issuing Lender than the reimbursement arrangements hereunder with respect to other Letters of Credit.

          B.   Mechanics of Issuance.
               ---------------------

          (i)  Notice of Issuance.  Whenever Borrowers desire the issuance of a
               ------------------
     Letter of Credit, they shall deliver to Administrative Agent a Notice of Issuance of Letter of Credit substantially in the form of Exhibit III
                                                               -----------
     annexed hereto no later than 11:00 A.M. (New York City time) at least three Business Days (in the case of Standby Letters of Credit) or five Business Days (in the case of Commercial Letters of Credit), or in each case such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) whether the Letter of Credit is to be a Standby Letter of Credit or a Commercial Letter of Credit, (c) the face amount of the Letter of Credit, (d) the expiration date of the Letter of Credit, (e) the name and address of the beneficiary, and (f) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided that the Issuing Lender, in its reasonable discretion, may require
     --------
     changes in the text of the proposed Letter of Credit or any such documents; and provided, further that no Letter of Credit shall require payment
         --------  -------
     against a conforming draft to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft is required to be presented is located) that such draft is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such business day.

          Borrowers shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of

     Credit in the event that any of the matters to which Borrowers are required to certify in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Borrowers shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Borrowers are required to certify in the applicable Notice of Issuance of Letter of Credit.

          (ii)  Determination of Issuing Lender.  Upon receipt by Administrative
                -------------------------------
     Agent of a Notice of Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Borrowers, and Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify Borrowers, whereupon Borrowers may request any other Lender to issue such Letter of Credit by delivering to such Lender a copy of the applicable Notice of Issuance of Letter of Credit. Any Lender so requested to issue such Letter of Credit shall promptly notify Borrowers and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent's outstanding Revolving Loans and Swing Line Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect.

          (iii) Issuance of Letter of Credit.  Upon satisfaction or waiver (in
                ----------------------------
     accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

          (iv)  Notification to Lenders.  Upon the issuance of any Letter of
                -----------------------
     Credit the applicable Issuing Lender shall promptly notify Administrative Agent and each other Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit. Promptly after receipt of such notice (or, if Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Lender of the amount of such Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1C.

          (v)  Reports to Lenders. Within 15 days after the end of each calendar
               -------------------
     quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to each other Lender a report setting forth for such calendar quarter the daily aggregate amount available to be drawn under the Letters of Credit issued by such Issuing Lender that were outstanding during such calendar quarter.

          C.   Lenders' Purchase of Participations in Letters of Credit.
               --------------------------------------------------------
Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Loan Commitment shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share (with respect to the Revolving Loan Commitments) of the maximum
--- ----
amount which is or at any time may become available to be drawn thereunder. On the Revolving Loan Commitment Termination Date, the Issuing Lender shall be deemed to, and hereby agrees to, irrevocably repurchase from each Lender such Lender's participation in the Letters of Credit issued by such Issuing Lender pursuant to the last proviso to subsection 3.1A(iii) or the last proviso to subsection 3.1A(iv) to the extent any such Letter of Credit remains outstanding and any amounts remain undrawn thereunder.

          D.   Existing Letters of Credit.  Schedule 3.1D hereto contains a
               --------------------------   -------------
description of all letters of credit issued pursuant to the Existing Credit Agreement and outstanding on the Closing Date. Each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms hereof and thereof, an "Existing Letter of Credit") shall constitute a "Letter of Credit" for all purposes of this Agreement, issued, for purposes of subsection 3.1, on the Closing Date. In addition, each letter of credit designated as a "Standby Letter of Credit" or "Commercial Letter of Credit" on Schedule 3.1D shall constitute a "Standby Letter of Credit"
                     -------------
or "Commercial Letter of Credit", as the case may be, for all purposes of this Agreement. Notwithstanding anything to the contrary contained above in this subsection 3.1, any Lender hereunder to the extent it has issued an Existing Letter of Credit shall constitute the "Issuing Lender" with respect to such Letter of Credit for all purposes of this Agreement.

          3.2  Letter of Credit Fees.
               ---------------------

          Borrowers jointly and severally agree to pay the following amounts with respect to Letters of Credit issued hereunder:

          (i) with respect to each Standby Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to 1/4 of 1% per annum of the daily amount available to be drawn under such Standby Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders having Revolving Loan Exposure, equal to the product of (x) the Applicable Eurodollar Rate Margin for Revolving Loans and (y) the daily amount available to be drawn under such Standby Letter of Credit, each such fronting fee or letter of credit fee to be payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the Revolving Loan Commitment Termination Date upon which no Letters of Credit remain outstanding and be computed on the basis of a 360-day year for the actual number of days elapsed;

          (ii) with respect to each Commercial Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to 1/4 of 1 % per annum of the daily amount available to be drawn under such Commercial Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders having Revolving Loan Exposure, equal to the product of (x) the Applicable Eurodollar Rate Margin for Revolving Loans and (y) the daily amount available to be drawn under such Commercial Letter of Credit, each such fronting fee or letter of credit fee to be payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the Revolving Loan Commitment Termination Date upon which no Letters of Credit remain outstanding and be computed on the basis of a 360-day year for the actual number of days elapsed; and

          (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clauses (i) and (ii) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

          For purposes of calculating any fees payable under clauses (i) and
(ii) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i)(b) or (ii)(b) of this subsection 3.2, Administrative Agent shall distribute to each Lender its Pro Rata Share (with respect to its
                                          --- ----
Revolving Loan Commitment) of such amount.

          3.3  Drawings and Reimbursement of Amounts Paid Under Letters of
               -----------------------------------------------------------
Credit.
-------

          A.   Responsibility of Issuing Lender With Respect to Drawings.  In
               ---------------------------------------------------------
determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

          B.   Reimbursement by Borrowers of Amounts Paid Under Letters of
               -----------------------------------------------------------
Credit.  In the event an Issuing Lender has determined to honor a drawing under
------
a Letter of Credit issued by it, such Issuing Lender shall immediately notify Borrowers and Administrative Agent, and Borrowers shall reimburse, on a joint and several basis, such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "Reimbursement Date") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided that, anything contained in this Agreement to the
                 ---------
contrary notwithstanding, (i) unless Borrowers shall have notified Administrative Agent and such Issuing Lender prior to 11:00 A.M. (New York City time) on the date such drawing is honored that Borrowers intend to reimburse such Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Borrowers shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing; and provided, further that if for any reason proceeds of Revolving Loans are not
--------  -------
received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, Borrowers shall reimburse, on a joint and several basis, such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of proceeds of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Borrowers shall retain any and all rights they may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

          C.   Payment by Lenders of Unreimbursed Amounts Paid Under Letters of
               ----------------------------------------------------------------
Credit.
------

          (i)  Payment by Lenders.  In the event that Borrowers shall fail for
               ------------------
     any reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify each other Lender of the unreimbursed amount of such honored drawing and of such other Lender's respective participation therein based on such Lender's Pro Rata Share of the Revolving Loan Commitments.
                            --- ----
     Each Lender shall make available to such Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Lender specified in such notice, not later than 12:00 Noon (New York City time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Lender fails to make available to such Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3 shall be deemed to prejudice the right of any Lender to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection
     3.3 in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

          (ii) Distribution to Lenders of Reimbursements Received From
               -------------------------------------------------------
     Borrowers. In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of all payments
                                              --- ----
     subsequently
     received by such Issuing Lender from Borrowers in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

          D.   Interest on Amounts Paid Under Letters of Credit.
               ------------------------------------------------

          (i)  Payment of Interest by Borrowers. Borrowers jointly and severally
               --------------------------------
     agree to pay to each Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by Borrowers (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the Base Rate plus the Applicable Base Rate Margin for Revolving Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 365-day or 366 day year, as the case may be, for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

          (ii) Distribution of Interest Payments by Issuing Lender.  Promptly
               ---------------------------------------------------
     upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to each other Lender, out of the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata
                                                                      --- ----
     Share of any interest received by such Issuing Lender in respect of that portion of such honored drawing so reimbursed by other Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Borrowers. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

          3.4  Obligations Absolute.
               --------------------

          The joint and several obligation of Borrowers to reimburse each Issuing Lender for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

          (i)   any lack of validity or enforceability of any Letter of Credit;

          (ii) the existence of any claim, set-off, defense or other right which any Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against any Borrower, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Holdings or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

          (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings or any of its Subsidiaries;

          (v) any breach of this Agreement or any other Loan Document by any party thereto;

          (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

          (vii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the
--------
applicable Letter of Credit shall not have constituted bad faith, gross negligence or willful misconduct of such Issuing Lender under the circumstances in question.

          3.5  Indemnification; Nature of Issuing Lenders' Duties.
               --------------------------------------------------

          A.   Indemnification.  In addition to amounts payable as provided in
               ---------------
subsection 3.6, Borrowers hereby jointly and severally agree to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the bad faith, gross negligence or willful misconduct of such Issuing Lender or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

          B.   Nature of Issuing Lenders' Duties.  As between Borrowers and any
               ---------------------------------
Issuing Lender, Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) so long as such Issuing Lender complies with its responsibilities under subsection 3.3A, failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

          In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Borrowers.

          Notwithstanding anything to the contrary contained in this subsection 3.5, each Borrower shall retain any and all rights it may have against any Issuing Lender for any liability arising out of the bad faith, gross negligence or willful misconduct of such Issuing Lender.

          3.6  Increased Costs and Taxes Relating to Letters of Credit.
               -------------------------------------------------------

          Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Issuing Lender or Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

          (i) subjects such Issuing Lender or Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any Tax on the overall net income of such Issuing Lender or Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

          (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or Participations therein purchased by any Lender; or

          (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Borrowers jointly and severally agree to pay promptly to such Issuing Lender or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Lender or Lender shall deliver to Borrowers a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                                  SECTION 4.
                   CONDITIONS TO LOANS AND LETTERS OF CREDIT

          The obligations of Lenders to make Loans and the issuance of Letters of Credit hereunder are subject to the satisfaction of the following conditions.

          4.1  Conditions To Term Loans and Recapitalization Revolving Loans.
               -------------------------------------------------------------

          The obligations of Lenders to make the Term Loans and any Recapitalization Revolving Loans to be made on the Closing Date are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction of the following conditions:

          A.   Loan Party Documents.  On or before the Closing Date, Holdings
               --------------------
shall, and shall cause each other Loan Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to Holdings or such Loan Party, as the case may be, each, unless otherwise noted, dated the Closing Date:

          (i) Certified copies of the Certificate or Articles of Incorporation of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which such Person is qualified as a foreign corporation to do business (except any such other state or states in which the failure to be qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (provided that no such state
                                                 --------
     shall be a state in which Closing Date Mortgaged Property of the applicable Loan Party is located)) and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Closing Date;

          (ii) Copies of the Bylaws of such Person, certified as of the Closing Date by such Person's corporate secretary or an assistant secretary;

          (iii) Resolutions of the Board of Directors of such Person approving and authorizing the execution, delivery and performance of the Loan Documents and Related Agreements to which it is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

          (iv) Signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party;

          (v) Executed originals of the Loan Documents to which such Person is a party; and

          (vi) Such other documents as Arranger or Administrative Agent may reasonably request.

          B.   No Material Adverse Effect.  (a) Since December 28, 1997, nothing
               --------------------------
shall have occurred (and neither Agents nor Lenders shall have become aware of any facts or conditions not previously known, whether as a result of their due diligence investigations or otherwise) which Agents or Required Lenders shall determine (i) has had, or would reasonably be expected to have a material adverse effect on the rights or remedies of Lenders or Agents, or on the ability of any Loan Party to perform its obligations to them hereunder or under any other Loan Document or (ii) has had, or would reasonably be expected to have, a material adverse effect on the Recapitalization Transactions or a Material Adverse Effect.

          C.   Corporate and Capital Structure, Ownership, Management, Etc.
               ------------------------------------------------------------

          (i)   Corporate Structure.  The corporate organizational structure of
                -------------------
     Holdings and its Subsidiaries, after giving effect to the Recapitalization Transactions, shall be as set forth on Schedule 4.1C annexed hereto.
                                            -------------

          (ii)  Capital Structure and Ownership.  The capital structure and
                -------------------------------
     ownership of Holdings and its Subsidiaries, after giving effect to the Recapitalization Transactions, shall be reasonably satisfactory to Arranger and Administrative Agent in all respects and as set forth on Schedule 4.1 C
                                                                  --------------
     annexed hereto.

          D.   Proceeds of Debt and Equity Capitalization of Merger Corp.,
               -----------------------------------------------------------
Holdings and Borrowers.
----------------------

          (i)   Equity Capitalization.  On or before the Closing Date, Bain, the
                ---------------------
     Other Investors and the Existing Shareholders shall have made the Equity Contribution.

          (ii)  Senior Subordinated Notes.  On or before the Closing Date,
                -------------------------
     Company shall have issued and sold for Cash not less than $275,000,000 in aggregate principal amount of Senior Subordinated Notes providing net Cash proceeds to Company of not less than $266,750,000.

          (iii) Cumulative Preferred Stock.  On or before the Closing Date,
                --------------------------
     Holdings shall have issued shares of the Cumulative Preferred Stock providing net Cash proceeds to Company of not less than $101,325,000.

          (iv)  Use of Proceeds.  Holdings shall have provided evidence
                ---------------
     reasonably satisfactory to Arranger and Administrative Agent that the proceeds of the debt and equity capitalization of Merger Corp., Holdings and Company described in the immediately preceding clauses (i), (ii) and
     (iii) have been irrevocably committed, prior to the application of the proceeds of the Term Loans and the Recapitalization Revolving Loans, to the payment of a portion of the Recapitalization Financing Requirements.

          E.   Related Agreements.
               ------------------

          (i) The Bain Advisory Services Agreement and the Related Agreements shall each be reasonably satisfactory in form and substance to Arranger and Administrative Agent.

          (ii) Arranger and Administrative Agent shall each have received a fully executed or conformed copy of the Bain Advisory Services Agreement and each Related Agreement and any documents executed in connection therewith, and the Bain Advisory Services Agreement and each Related Agreement shall be in full force and effect and no provision thereof related to payments thereunder shall have been modified or waived in any respect reasonably determined by Arranger or Administrative Agent to be material, in each case without the consent of Arranger and Administrative Agent (such consent not to be unreasonably withheld).

          F.   Matters Relating to Existing Indebtedness of Holdings and its
               -------------------------------------------------------------
Subsidiaries.
------------

          (i)  Termination of Existing Credit Agreement and Related Liens;
               -----------------------------------------------------------
     Existing Letters of Credit.  On the Closing Date, Holdings and its
     --------------------------
     Subsidiaries shall have (a) repaid in full all Indebtedness outstanding under the Existing Credit Agreement, (b) terminated any commitments to lend or make other extensions of credit thereunder, (c) delivered to Arranger and Administrative Agent all documents or instruments necessary to release all Liens securing Indebtedness or other obligations of Holdings and its Subsidiaries thereunder and (d) caused any letters of credit outstanding thereunder to be incorporated hereunder as Existing Letters of Credit pursuant to subsection 3.1D.

          (ii) No Existing Indebtedness to Remain Outstanding.  Arranger and
               ----------------------------------------------
     Administrative Agent shall have received an Officers' Certificate of Holdings stating that, after giving effect to the transactions described in this subsection 4.1F, Holdings and its Subsidiaries shall have no Indebtedness outstanding to any Persons other than (w) Indebtedness under the Loan Documents, (x) the Senior Subordinated Notes, (y) Indebtedness among the Loan Parties and (z) Indebtedness set forth on Schedule 7.1(vii)
                                                              -----------------
     annexed hereto.

          G.   Necessary Governmental Authorizations and Consents; Expiration of
               -----------------------------------------------------------------
Waiting Periods, Etc.  Holdings and its Subsidiaries shall have obtained all
---------------------
Governmental Authorizations and all consents of other Persons, in each case that are necessary in connection with the Recapitalization Transactions, the Merger and the other transactions contemplated by the Loan Documents and the Related Agreements, and the continued operation of the business conducted by Holdings and its Subsidiaries in substantially the same manner as conducted prior to the consummation of the Recapitalization Transactions and the Merger, and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Recapitalization Transactions or the Merger or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

          H.   Consummation of Recapitalization Transactions and Merger.
               --------------------------------------------------------

          (i) All conditions to the Recapitalization Transactions shall have been satisfied pursuant to documentation, including, without limitation, the Recapitalization Agreement and the Certificate of Merger, reasonably satisfactory to Arranger and Administrative Agent or the fulfillment of such conditions shall have been waived with the consent of Arranger and Administrative Agent, such consent not to be unreasonably withheld;

          (ii) The aggregate cash consideration paid to the holders of equity interests in Holdings in respect of such equity interests in connection with the Merger on the Closing Date shall not exceed $960,000,000;

          (iii) The Merger shall have become effective in accordance with the terms of the Recapitalization Agreement, the Certificate of Merger and the laws of the State of Delaware;

          (iv)  Transaction Costs shall not exceed $50,000,000; and

          (v) Arranger and Administrative Agent shall have received an Officers' Certificate of Holdings to the effect set forth in clauses (i)-
     (iv) above and stating that Holdings and Borrowers will proceed to consummate the Recapitalization Transactions immediately upon the making of the initial Term Loans.

          I.   Closing Date Mortgages; Closing Date Mortgage Policies; Etc.
               ------------------------------------------------------------
Agents shall have received from Holdings, each Borrower and each Subsidiary Guarantor, as applicable:

          (i)   Closing Date Mortgages.  Fully executed and notarized Mortgages
                ----------------------
     (each a "Closing Date Mortgage" and, collectively, the "Closing Date Mortgages"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Real Property Asset listed in
     Schedule 4.1I annexed hereto (each, a "Closing Date Mortgaged Property"
     -------------
     and, collectively, the "Closing Date Mortgaged Properties");

          (ii)  Opinions of Local Counsel.  An opinion of counsel (which counsel
                -------------------------
     shall be reasonably satisfactory to Arranger and Administrative Agent) in each state in which a Closing Date Mortgaged Property is located with respect to the enforceability of the form(s) of Closing Date Mortgages to be recorded in such state and such other matters as Arranger and Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Arranger and Administrative Agent; provided, however, that Arranger and Administrative Agent may determine in
     --------  -------
     their reasonable discretion that an opinion of counsel in any one or more of such states shall not be required hereunder;

          (iii) Landlord Consents and Estoppels; Recorded Leasehold Interests.
                -------------------------------------------------------------
     In the case of each Closing Date Mortgaged Property consisting of a Leasehold Property, (a) a Landlord Consent and Estoppel with respect thereto and (b) evidence that such Leasehold Property is a Recorded Leasehold Interest;

          (iv)  Title Insurance. (a) ALTA mortgagee title insurance policies or
                ---------------
     unconditional commitments therefor (the "Closing Date Mortgage Policies") issued by the Title Company with respect to the Closing Date Mortgaged Properties listed in Part A of Schedule 4. 1I annexed hereto, in amounts
                                    --------------
     not less than the respective amounts designated therein with respect to any particular Closing Date Mortgaged Properties, insuring fee simple title to, or a valid leasehold interest in, each such Closing Date Mortgaged Property vested in such Loan Party and assuring Administrative Agent that the applicable Closing Date Mortgages create valid and enforceable First Priority mortgage Liens on the respective Closing Date Mortgaged Properties encumbered thereby, which Closing Date Mortgage Policies (1) shall include an endorsement for mechanics' liens, for future advances (in each case, if available) under this Agreement and for any other matters reasonably requested by Arranger or Administrative Agent and (2) shall provide for affirmative insurance and such reinsurance as Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Arranger and Administrative Agent; and (b) evidence reasonably satisfactory to Arranger and Administrative Agent that such Loan Party has (i) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Closing Date Mortgage Policies and (ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Closing Date Mortgage Policies and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Closing Date Mortgages in the appropriate real estate records:

          (v)   Copies of Documents Relating to Title Exceptions.  Copies of all
                ------------------------------------------------
     recorded documents listed as exceptions to title or otherwise referred to in the Closing Date Mortgage Policies or in the title reports delivered pursuant to subsection 4.1I(iv);

          (vi)  Matters Relating to Flood Hazard Properties. (a) Evidence, which
                -------------------------------------------
     may be in the form of a surveyor's note on a survey or a report from a flood hazard search firm or a letter from an insurance broker or a municipal engineer, as to whether (1) any Closing Date Mortgaged Property is a Flood Hazard Property and (2) the community in which any such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if there are any such Flood Hazard Properties, such Loan Party's written acknowledgment of receipt of written notification from Administrative Agent (1) as to the existence of each such Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event any such Flood Hazard Property is located in a community that participates in the National Flood Insurance Program, evidence that Holdings and/or Borrowers have obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

          (vii) Minnesota Note. Duly authorized and executed Minnesota Note.
                --------------

          J.   Security Interests in Personal and Mixed Property.  To the extent
               -------------------------------------------------
not otherwise satisfied pursuant to subsection 4.1I, each of Arranger and Administrative Agent shall have received evidence satisfactory to it that Holdings, Borrowers and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii), (iv) and (v) below) that may be necessary or, in the reasonable opinion of Arranger and Administrative Agent, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral. Such actions shall include the following:

          (i)   Schedules to Collateral Documents.  Delivery to Administrative
                ---------------------------------
     Agent of accurate and complete schedules to all of the applicable Collateral Documents.

          (ii)  Stock Certificates and Instruments.  Delivery to Administrative
                ----------------------------------
     Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Administrative Agent) representing all capital stock pledged pursuant to the Holdings Pledge Agreement, the Borrower Pledge Agreement and Subsidiary Pledge Agreement and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Administrative Agent) evidencing any Collateral (including, without limitation, the Minnesota Note);

          (iii) Lien Searches and UCC Termination Statements.  Delivery to
                --------------------------------------------
     Arranger and Administrative Agent of (a) the results of a recent search, by a Person reasonably satisfactory to Arranger and Administrative Agent, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search, and (b) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

          (iv)  UCC Financing Statements and Fixture Filings.  Delivery to
                --------------------------------------------
     Administrative Agent of UCC financing statements and, where appropriate, fixture filings, duly executed by each applicable Loan Party with respect to all personal and mixed property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of Arranger and Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents;

          (v)   PTO Cover Sheets, Etc.  Delivery to Administrative Agent of all
                ---------------------
     cover sheets or other documents or instruments required to be recorded with the PTO in order to create or perfect Liens in respect of any U.S. patents, federally registered trademarks or copyrights, or applications for any of the foregoing, included among the IP Collateral; and

          (vi)  Opinions of Local Counsel.  Delivery to Arranger and
                -------------------------
     Administrative Agent of an opinion of counsel under the laws of each jurisdiction for which an opinion is delivered under subsection 4.1I(ii) and in which any Loan Party or any personal or mixed property Collateral is located with respect to the creation and perfection of the security interests in favor of Administrative Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as Arranger and Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Arranger and Administrative Agent.

          K.   Environmental Reports.  Arranger and Administrative Agent shall
               ---------------------
have received a Phase I environmental assessment for each of the Facilities listed in Schedule 4.lK
          -------------
annexed hereto (collectively, the "Phase I Report") which (a) substantially complies with the ASTM Standard Practice for Environmental Site Assessments:
Phase I Environmental Site Assessment Process, E 1527, and (b) was conducted no more than six months prior to the Closing Date by Applied Science and Technology, Inc. or one or more environmental consulting firms reasonably satisfactory to Administrative Agent.

          L.   Financial Statements; Pro Forma Balance Sheet.  On or before the
               ---------------------------------------------
Closing Date, Lenders shall have received from Holdings (i) audited consolidated balance sheets of Holdings and its Subsidiaries for Fiscal Years 1996 and 1997, the unaudited consolidated balance sheet of Holdings and its Subsidiaries for the Fiscal Year 1995 and the related audited consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for each such foregoing Fiscal Year, (ii) unaudited consolidated financial statements of Holdings and its Subsidiaries for the period consisting of the ten Accounting Periods ended subsequent to the date of the most recent financial statements delivered pursuant to clause (i), consisting of a consolidated balance sheet and the related consolidated statement of income, stockholders' equity and cash flows for such period, all in reasonable detail and certified by the principal financial officer or principal accounting officer of Holdings that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and the absence of footnotes, and (iii) pro forma consolidated balance sheets of Holdings and its Subsidiaries as at the
--- -----
date of the most recent consolidated balance sheet delivered pursuant to clause
(ii), prepared in accordance with GAAP and reflecting the consummation of the Recapitalization Transactions and the Merger, the related financings and the other transactions contemplated by the Loan Documents and the Related Agreements as if such transactions had occurred on such date, which pro forma financial
                                                         --- -----
statements shall be in form and substance reasonably satisfactory to Lenders.

          M.   Financial Projections.  Lenders shall have received financial
               ---------------------
projections reasonably satisfactory in form and substance to Agents and Lenders for Holdings and its Subsidiaries for the period from the Closing Date through December 31, 2007.

          N.   Solvency Assurances.  On the Closing Date, Arranger,
               -------------------
Administrative Agent and Lenders shall have received (i) a letter from Murray Devine & Co., dated the Closing Date and addressed to Arranger, Administrative Agent and Lenders, in form and substance reasonably satisfactory to Arranger and Administrative Agent and with appropriate attachments, and (ii) a Financial Condition Certificate dated the Closing Date, substantially in the form of
Exhibit XIV annexed hereto (with such changes thereto as shall be approved by
-----------
Administrative Agent and Arranger in the exercise of their reasonable discretion) and with appropriate attachments, in each case demonstrating that, after giving effect to the consummation of the Recapitalization Transactions, the related financings and the other transactions contemplated by the Loan Documents and the Related Agreements, Holdings and its Subsidiaries will be Solvent.

          O.   Evidence of Insurance.  Arranger and Administrative Agent shall
               ---------------------
have received a certificate from Holdings' insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to subsection 6.4 is in full force and effect and that

Administrative Agent on behalf of Lenders has been named as additional insured and/or loss payee thereunder to the extent required under subsection 6.4.

          P.   Opinions of Counsel to Loan Parties. Lenders and their respective
               -----------------------------------
counsel shall have received (i) originally executed copies of one or more favorable written opinions of Ropes & Gray, counsel for Loan Parties, and of Honigman Miller Schwartz and Cohn, special Michigan counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and Arranger and its counsel, dated as of the Closing Date and setting forth substantially the matters in the opinions designated in Exhibit X annexed hereto and as to
                                          ---------
such other matters as Administrative Agent or Arranger and acting on behalf of Lenders may reasonably request and (ii) evidence satisfactory to Administrative Agent and Arranger that Holdings has requested such counsel to deliver such opinions to Lenders.

          Q.   Opinion of Agents' Counsel.  Lenders shall have received
               --------------------------
originally executed copies of one or more favorable written opinions of White & Case LLP, counsel to Agents, dated as of the Closing Date, substantially in the form of Exhibit XI annexed hereto and as to such other matters as Agents may
        ----------
reasonably request.

          R.   Opinions of Counsel Delivered Under Related Agreements.
               ------------------------------------------------------
Administrative Agent and Arranger and its counsel shall have received copies of each of the opinions of counsel delivered to the parties under the Related Agreements, together with a letter from each such counsel (to the extent not inconsistent with such counsel's established internal policies) authorizing Lenders to rely upon such opinion to the same extent as though it were addressed to Lenders.

          S.   Fees and Expenses.  Borrowers shall have paid to Arranger and
               -----------------
Administrative Agent, for distribution (as appropriate) to Arranger, Administrative Agent and Lenders, the fees payable on the Closing Date referred to in subsection 2.3 and all reasonable expenses for which invoices have been presented on or before the Closing Date.

          T.   Representations and Warranties; Performance of Agreements.  Each
               ---------------------------------------------------------
Credit Agreement Party shall have delivered to Arranger and Administrative Agent an Officers' Certificate, in form and substance reasonably satisfactory to Arranger and Administrative Agent, to the effect that the representations and warranties in Section 5 hereof are true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Credit Agreement Parties shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by them on or before the Closing Date except as otherwise disclosed to and agreed to in writing by Arranger, Administrative Agent and Requisite Lenders.

          U.   Completion of Proceedings.  All corporate and other proceedings
               -------------------------
taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, or

Arranger and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and Arranger and such counsel, and Administrative Agent, Arranger and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent or Arranger may reasonably request.

          Notwithstanding anything herein to the contrary, it is understood and agreed that the documents and other items set forth on Schedule 6.13 annexed
                                                       -------------
hereto shall be delivered after the Closing Date in accordance with and to the extent required under subsection 6.13.

          4.2  Conditions to All Loans.
               -----------------------

          The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

          A. Administrative Agent shall have received on or before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer, the principal financial officer, the principal accounting officer or the treasurer of each Borrower or by any authorized employee of each Borrower designated by any of the above-described officers on behalf of such Borrower in a writing delivered to Administrative Agent.

          B.   As of that Funding Date:

          (i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

          (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

          (iii) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on that Funding Date;

          (iv) The making of the Loans requested on such Funding Date shall not violate any law including Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

          (v) There shall not be pending or, to the knowledge of any Credit Agreement Party, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries that has not been disclosed by any Credit Agreement Party in writing pursuant to subsection 5.6 or 6.1(x) prior to the making of the last preceding Loans (or, in the case of the initial Loans, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the reasonable opinion of Administrative Agent or of Requisite Lenders, would be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

          4.3  Conditions to Letters of Credit.
               -------------------------------

          The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

          A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Loans shall have been made.

          B. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, in each case signed by the chief executive officer, the principal financial officer, the principal accounting officer or the treasurer of each Borrower or by any authorized employee of each Borrower designated by any of the above-described officers on behalf of such Borrower in a writing delivered to Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

          C. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

                                  SECTION 5.
           CREDIT AGREEMENT PARTIES' REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce other Lenders to purchase participations therein, the Credit Agreement Parties represent and warrant to each Lender, on the date of this Agreement, on each Funding Date and on the date of issuance of each Letter of Credit, that the following statements are true, correct and complete:

          5.1  Organization, Powers, Qualification, Good Standing, Business and
               ----------------------------------------------------------------
               Subsidiaries.
               ------------

          A.   Organization and Powers.  Each Loan Party is a corporation
               -----------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation as specified in Schedule 5.1 annexed hereto. Each
                                              ------------
Loan Party has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and Related Agreements to which it is a party and to carry out the transactions contemplated thereby.

          B.   Qualification and Good Standing.  Each Loan Party is qualified to
               -------------------------------
do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have a Material Adverse Effect.

          C.   Conduct of Business.  Holdings and its Subsidiaries are engaged
               -------------------
only in the businesses permitted to be engaged in pursuant to subsection 7.13.

          D.   Subsidiaries.  All of the Subsidiaries of Holdings as of the
               ------------
Closing Date are identified in Schedule 5.1 annexed hereto.  The capital stock
                               ------------
of each of Holdings' Subsidiaries any portion of the capital stock of which is pledged under the Collateral Documents is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Holdings is a corporation organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and will not have a Material Adverse Effect. Schedule 5.1 annexed
                                                          ------------
hereto (as so supplemented) correctly sets forth, as of the Closing Date, the ownership interest of Holdings and each of its Subsidiaries in each of the Subsidiaries of Holdings identified therein.

          5.2  Authorization of Borrowing etc.
               -------------------------------

          A.   Authorization of Borrowing.  The execution, delivery and
               --------------------------
performance of the Loan Documents and the Related Agreements have been duly authorized by all necessary corporate action on the part of each Loan Party that is a party thereto.

          B.   No Conflict.  The execution, delivery and performance by Loan
               -----------
Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries (except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders), except in the case of any violation, conflict, breach, default, result or requirement pursuant to the foregoing clauses (i) through (iv) resulting from the execution, delivery and performance of the Related Agreements, to the extent any such violation, conflict, breach, default, result or requirement would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          C.   Governmental Consents. The execution, delivery and performance by
               ---------------------
Loan Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except to the extent obtained or made and except for those filings that are required to be made to perfect Liens under the Collateral Documents. The execution, delivery and performance by Loan Parties of the Related Agreements to which they are parties and the consummation of the transactions contemplated by the such Related Agreements do not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except (i) to the extent obtained or made or (ii) where the failure to obtain or make any of the foregoing, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect.

          D.   Binding Obligation.  Each of the Loan Documents and Related
               ------------------
Agreements has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          E.   Valid Issuance of Holdings Capital Stock, Senior Subordinated
               -------------------------------------------------------------
Notes and Cumulative Preferred Stock.
------------------------------------

          (i)   Holdings Common Stock.  Holdings Common Stock issued on the
                ---------------------
     Closing Date after giving effect to the Merger, when issued and delivered, will be duly and validly issued, fully paid and nonassessable. The issuance and sale of such Holdings Common Stock, upon such issuance and sale, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

         (ii) Senior Subordinated Notes.  Company has the corporate power and
              -------------------------
     authority to issue the Senior Subordinated Notes. The Senior Subordinated Notes, when issued and paid for, will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the Senior Subordinated Notes will be enforceable against the holders thereof, and the Loans and all other monetary Obligations hereunder are and will be within the definitions of "Senior Debt" and "Designated Senior Debt" included in such provisions. The Senior Subordinated Notes, when issued and sold, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

          (iii)  Cumulative Preferred Stock.  Cumulative Preferred Stock issued
                 --------------------------
     on the Closing Date, when issued and delivered, will be duly and validly issued, fully paid and nonassessable. The issuance and sale of such Cumulative Preferred Stock, upon such issuance and sale, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

          5.3  Financial Condition.
               -------------------

          Holdings has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheets of Holdings and its Subsidiaries for each of Fiscal Years 1996 and 1997, the unaudited consolidated balance sheet of Holdings and its Subsidiaries for the Fiscal Year 1995 and the related audited consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for each such foregoing Fiscal Year and (ii) the unaudited consolidated balance sheet of Holdings and its Subsidiaries for the period consisting of the ten Accounting Periods ended subsequent to the date of the most recent financial statements referred to in clause (i) and the related unaudited consolidated statement of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for such period. All such statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnotes. On the Closing Date, Holdings and its Subsidiaries do not (and will not following the funding of the initial Loans) have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment required to be reported in connection with GAAP that is not reflected in the foregoing financial statements for the Fiscal Year 1997 or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets or condition (financial or otherwise) of Holdings or any of its Subsidiaries.

          The financial projections delivered to Agents and Lenders pursuant to subsection 4.1M are based on good-faith estimates and assumptions made by the management of Holdings, and on the Closing Date such management believe that said projections were reasonable, it being recognized by Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by said projections probably will differ from the projected results and that the differences may be material.

          5.4  No Material Adverse Change.
               --------------------------

          Since December 28, 1997, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

          5.5  Title to Properties: Liens; Real Property.
               -----------------------------------------

          A.   Title to Properties; Liens.  Holdings and its Subsidiaries have
               --------------------------
(i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), (iii) valid licenses in (in the case of licensed intangible properties), or (iv) good title to (in the case of all other personal property), all of their respective material properties and assets reflected in the most recent financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case subject to Permitted Encumbrances and Liens permitted under subsection 7.2 and except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7. Except as otherwise permitted by this Agreement, all such properties and assets are free and clear of Liens.

          B.   Real Property.  As of the Closing Date, Schedule 5.5 annexed
               -------------                           ------------
hereto contains a true, accurate and complete list of (i) all Real Property Assets owned in fee simple by any Loan Party and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Loan Party, regardless of whether such Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment, except in the case of clause (i) or (ii), as the case may be, all corporate stores owned in fee simple by any Loan Party and all leases, subleases and assignments of leases affecting any corporate store of any Loan Party. As of the Closing Date, except as specified in Schedule 5.5 annexed
                                                            ------------
hereto, each agreement referenced in clause (ii) of the immediately preceding sentence is in full force and effect and no Credit Agreement Party has any knowledge of any default that has occurred and is continuing thereunder (except where the consequences, direct or indirect, of such default or defaults, if any, would not reasonably be expected to have a Material Adverse Effect), and each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

          5.6  Litigation; Adverse Facts.
               -------------------------

          There are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of Holdings or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of any Credit Agreement Party, threatened against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries and that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental
Laws) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

          5.7  Payment of Taxes.
               ----------------

          Except to the extent permitted by subsection 6.3, all federal, state and other material tax returns and reports of Holdings and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Holdings and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. No Credit Agreement Party knows of any written proposed material tax assessment against Holdings or any of its Subsidiaries which is not being actively contested by Holdings or such Subsidiary in good faith and by appropriate proceedings; provided that such
                                                         --------
reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

          5.8  Performance of Agreements; Materially Adverse Agreements.
               --------------------------------------------------------

          A. Neither Holdings nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not reasonably be expected to have a Material Adverse Effect.

          B. Neither Holdings nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, compliance with which would reasonably be expected to result in a Material Adverse Effect.

          5.9  Governmental Regulation.
               -----------------------

          Neither Holdings nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

          5.10 Securities Activities.
               ---------------------


          A. Neither Holdings nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

          B. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Holdings only or of Holdings and its Subsidiaries on a consolidated basis) subject to the provisions of subsection
7.2 or 7.7 or subject to any restriction contained in any agreement or instrument, between Company and any Lender or any Affiliate of any Lender, relating to Indebtedness and within the scope of subsection 8.2, will be Margin Stock.

          5.11 Employee Benefit Plans.
               ----------------------

          A. Holdings and each of its Subsidiaries are in compliance in all material respects with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed in all material respects all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified or qualifies to have its qualified status preserved pursuant to Part IV of Revenue Procedure 98-22.

          B. No ERISA Event has occurred or, to the knowledge of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates, is reasonably expected to occur which has or would reasonably be expected to have a Material Adverse Effect.

          C. Except to the extent required under Section 4980B of the Internal Revenue Code, the aggregate liabilities with respect to health or welfare benefits (through the purchase of insurance or otherwise) provided or promised for any retired or former employee of Holdings or any of its Subsidiaries do not have a Material Adverse Effect.

          D. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans, does not exceed $2,000,000.

          E. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Holdings, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not have a Material Adverse Effect.

          5.12 Certain Fees.
               ------------

          Except as set forth on Schedule 5.12 annexed hereto, no broker's or
                                 -------------
finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Credit Agreement Parties hereby indemnify Lenders on a joint and several basis against, and agree that they will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

          5.13  Environmental Protection.
                ------------------------

          (i) Neither Holdings nor any of its Subsidiaries, nor any of their respective Facilities or operations is subject to any outstanding (a) Environmental Claim or (b) written order, consent decree or settlement agreement with any Person relating to (i) any Environmental Law or (ii) any Hazardous Materials Activity that, in the case of (a) or (b), individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

          (ii) Neither Holdings nor any of its Subsidiaries has received any letter or written request for information from any governmental agency under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. 9604) or any comparable state law with respect to any liability or liabilities that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

          (iii) There are no and have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

          (iv) Holdings has designated certain executives to monitor and maintain compliance with Environmental Laws and correct any incidents of noncompliance;

          (v) Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws would not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect; and

          (vi) No event or condition has occurred or is occurring with respect to Holdings or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity which individually or in the aggregate has had or would reasonably be expected to have a Material Adverse Effect.

          5.14  Employee Matters.
                ----------------

          There is no strike or work stoppage in existence or threatened involving Holdings or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect.

          5.15  Solvency.
                --------

          Each Loan Party is and, upon the incurrence of any Obligations by such Loan Party on any date on which this representation is made, will be, Solvent.

          5.16  Matters Relating to Collateral.
                ------------------------------

          A.    Creation, Perfection and Priority of Liens.  The execution and
                ------------------------------------------
delivery of the Collateral Documents by Loan Parties, together with (i) the actions taken on or prior to the date hereof pursuant to subsections 4.1I, 4.1J, 6.8 and 6.9 and (ii) the delivery to Collateral Agent of any Pledged Collateral not delivered to Collateral Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered to the extent required by the respective Collateral Documents) are effective to create in favor of Collateral Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Collateral Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Collateral Agent.

          B.    Governmental Authorizations. No authorization, approval or other
                ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Collateral Agent pursuant to any of the Collateral Documents or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection 5.16A and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

          C.    Absence of Third-Party Filings.  Except such as may have been
                ------------------------------
filed in favor of Collateral Agent as contemplated by subsection 5.16A, (i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, except with respect to Permitted Encumbrances and Liens permitted under subsection 7.2A, and (ii) no effective filing covering all or any part of the IP Collateral is on file in the PTO.

          D.    Margin Regulations. The pledge of the Pledged Collateral
                ------------------
pursuant to the Collateral Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          E.    Information Regarding Collateral.  All information supplied to
                --------------------------------
Administrative Agent or Collateral Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

          5.17  Related Agreements.
                ------------------

          A.    Delivery of Related Agreements.  Holdings and/or Borrowers have
                ------------------------------
delivered to Lenders complete and correct copies of each Related Agreement and of all exhibits and schedules thereto.

          B.    Holdings' Warranties.  Except to the extent otherwise set forth
                --------------------
herein or in the schedules hereto, each of the representations and warranties given by Holdings to Merger Corp. in the Recapitalization Agreement is true and correct as of the date hereof (or as of any earlier date to which such representation and warranty specifically relates) and will be true and correct as of the Closing Date (or as of such earlier date, as the case may be), in each case subject to the qualifications set forth in the schedules to the Recapitalization Agreement, in each case except to the extent that the cause of any failure of any such representation or warranty to be true and correct, either individually or in the aggregate with the causes of the failures of any other such representations and warranties to be true and correct, would not reasonably be expected to have a Material Adverse Effect.

          C.    Warranties of Merger Corp. Subject to the qualifications set
                -------------------------
forth therein, each of the representations and warranties given by Merger Corp. to Holdings in the Recapitalization Agreement is true and correct as of the date hereof and will be true and correct as of the Closing Date, in each case except to the extent that the cause of any failure of any such representation or warranty to be true and correct, either individually or in the aggregate with the causes of the failures of any other such representations and warranties to be true and correct, would not reasonably be expected to have a Material Adverse Effect.

          D.    Survival.  Notwithstanding anything in the Recapitalization
                --------
Agreement to the contrary, the representations and warranties of Credit Agreement Parties set forth in subsections 5.17B and 5.17C shall, solely for purposes of this Agreement, survive the Closing Date for the benefit of Lenders.

          5.18  Disclosure.
                ----------

          All representations and warranties of Holdings or any of its Subsidiaries and all information contained in the Confidential Information Memorandum or in any Loan Document or Related Agreement or in any other document, certificate or written statement furnished to Lenders by or on behalf of Holdings or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement, taken as a whole, are true and correct in all material respects and do not omit to state a material fact (known to any Credit Agreement Party, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein (taken as a whole) not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such
                           --- -----
materials are based upon good faith estimates and assumptions believed by Holdings and Borrowers to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to any Credit Agreement Party (other than matters of a general economic nature) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.


          5.19  Subordination of Permitted Seller Notes and Shareholder
                -------------------------------------------------------
Subordinated
------------

Notes.
-----

          The subordination provisions of any Permitted Seller Notes and Shareholder Subordinated Notes are enforceable against the holders thereof, and the Loans and other Obligations hereunder are and will be within the definition of "Senior Indebtedness" or "Senior Debt", as applicable, included in such provisions.

          5.20  Year 2000 Compliance.
                --------------------

          All Information Systems and Equipment are either Year 2000 Compliant, or any reprogramming, remediation, or any other corrective action, including the internal testing of all such Information Systems and Equipment, will be completed by September 30, 1999, except where the failure to be Year 2000 Compliant or to complete such corrective actions would not reasonably be expected to have a Material Adverse Effect. Further, to the extent that such reprogramming/remediation and testing action is required, the cost thereof, as well as the cost of the reasonably foreseeable consequences of failure to become Year 2000 Compliant, to Holdings and its Subsidiaries (including, without limitation, reprogramming errors and the failure of other systems or equipment) could not reasonably be expected to (x) result in a Potential Event of Default or an Event of Default or (y) have a Material Adverse Effect.

                                  SECTION 6.
                CREDIT AGREEMENT PARTIES' AFFIRMATIVE COVENANTS

          Credit Agreement Parties covenant and agree that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen and are not yet due and payable) and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, each Credit Agreement Party shall perform, and shall cause each of its respective Subsidiaries to perform, all covenants in this Section 6.

          6.1   Financial Statements and Other Reports.
                --------------------------------------

          Holdings will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Holdings will deliver to Administrative Agent, with sufficient copies for each Lender (and Administrative Agent will, after receipt thereof, deliver to each Lender):

          (i)   Accounting Period Financials:  as soon as available and in any
                ----------------------------
     event within 30 days after the end of each Accounting Period, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Accounting Period and the related consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for such Accounting Period and for the period from the beginning of the then current Fiscal Year to the end of such Accounting Period, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous

     Fiscal Year, all in reasonable detail and certified by the principal financial officer or principal accounting officer of Holdings that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and the absence of footnotes;

          (ii)  Quarterly Financials:  as soon as available and in any event
                --------------------
     within 45 days after the end of each Accounting Quarter, (a) the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Accounting Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for such Accounting Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Accounting Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and certified by the principal financial officer or principal accounting officer of Holdings that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and the absence of footnotes, and (b) a narrative report describing the operations of Holdings and its Subsidiaries in the form prepared for presentation to senior management for such Accounting Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Accounting Quarter;

          (iii) Year-End Financials:  as soon as available and in any event
                -------------------
     within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the principal financial officer or principal accounting officer of Holdings that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Holdings and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and
     (c) in the case of such consolidated financial statements, a report thereon of an Independent Public Accountant, which report shall be unqualified, shall express no doubts about the ability of Holdings and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

         (iv)   Officers' and Compliance Certificates:  together with each
                -------------------------------------
     delivery of financial statements of Holdings and its Subsidiaries pursuant to subdivisions (ii) and (iii) above, (a) an Officers' Certificate of Holdings stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Holdings and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Holdings or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate of Holdings demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7, in each case to the extent compliance with such restrictions is required to be tested at the end of the applicable accounting period;

         (v)    Reconciliation Statements:  if, as a result of any change in
                -------------------------
     accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Holdings and its Subsidiaries delivered pursuant to subdivisions (i), (ii), (iii) or (xiii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (1) together with the first delivery of financial statements pursuant to subdivision (i),(ii), (iii) or (xiii) of this subsection 6.1 following such change, consolidated financial statements of Holdings and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the full Fiscal Year immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma
                                                                   --- -----
     basis as if such change had been in effect during such periods, and (2) together with each delivery of financial statements pursuant to subdivision
     (i), (ii), (iii) or (xiii) of this subsection 6.1 following such change, a written statement of the principal accounting officer or principal financial officer of Holdings setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

          (vi)  Accountants' Certification:  together with each delivery of
                --------------------------
     consolidated financial statements of Holdings and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default of a financial nature has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants
                                             --------
     shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or

     Potential Event of Default that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (b) of subdivision (iv) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

          (vii)  Accountants' Reports:  promptly upon receipt thereof (unless
                 --------------------
     restricted by applicable professional standards), copies of all reports submitted to Holdings by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Holdings and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

          (viii) SEC Filings and Press Releases:  promptly upon their becoming
                 ------------------------------
     available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Holdings to analysts or its security holders or by any Subsidiary of Holdings to analysts or its security holders other than Holdings or another Subsidiary of Holdings, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Holdings or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other written, publicly announced notices by Holdings or any of its Subsidiaries concerning material developments in the business of Holdings or any of its Subsidiaries;

          (ix)   Events of Default, etc.:  promptly upon any Responsible Officer
                 -----------------------
     of any Credit Agreement Party obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Holdings or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or event that would be required to be disclosed in a current report filed by any Credit Agreement Party with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if such Credit Agreement Party were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Holdings or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto;

          (x)    Litigation or Other Proceedings:  promptly upon any Responsible
                 -------------------------------
     Officer of any Credit Agreement Party obtaining knowledge of (a) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries (collectively, "Proceedings") not previously disclosed in writing by any Credit Agreement Party to Lenders or
     (b) any material development in any Proceeding that, in any case:

               (1) if adversely determined, would reasonably be expected to have a Material Adverse Effect; or

               (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

     written notice thereof together with such other information as may be reasonably available to any Credit Agreement Party to enable Lenders and their counsel to evaluate such matters;

          (xi)   ERISA Events: promptly upon becoming aware of the occurrence of
                 ------------
     or forthcoming occurrence of (x) any ERISA Event (other than an ERISA Event concerning a Multiemployer Plan) or (y) any ERISA Event concerning a Multiemployer Plan which would reasonably be expected to result in a material liability to Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates, a written notice specifying the nature thereof, what action Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

          (xii)  ERISA Notices:  with reasonable promptness, copies of (a) if
                 -------------
     requested by the Required Lenders, each Schedule B (Actuarial Information) to any annual report (Form 5500 Series) filed by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan, as Administrative Agent shall reasonably request; (b) all notices received by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event which would reasonably be expected to result in a material liability to Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates; and (c) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

          (xiii) Financial Plans:  as soon as practicable and in any event no
                 ---------------
     later than 45 days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and the next succeeding Fiscal Year (the "Financial Plan" for such Fiscal Years), including (a) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each such Fiscal Year, together with a pro forma Compliance Certificate for
                                            ---------
     the first such Fiscal Year and an explanation of the assumptions on which such forecasts are based, and (b) such other information regarding such projections as Administrative Agent may reasonably request;

          (xiv)  Insurance:  together with each delivery of financial statements
                 ---------
     of Holdings and its Subsidiaries pursuant to subdivision (iii), a report in form and substance satisfactory to Administrative Agent outlining all material changes made to insurance coverage maintained as of the Closing Date or the date of the most recent such report by Holdings and its Subsidiaries;

          (xv)   New Subsidiaries: promptly upon any Person becoming a
                 ----------------
     Subsidiary of Holdings, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Holdings and (b) the ownership and debt and equity capitalization of such Subsidiary;

          (xvi)  Material Contracts:  promptly, and in any event within ten
                 ------------------
     Business Days after any Material Contract of Holdings or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Holdings or such Subsidiary, as the case may be, or any new Material Contract is entered into, a written statement describing such event with copies of such material amendments or new contracts, and an explanation of any actions being taken with respect thereto; and

          (xvii) Other Information:  with reasonable promptness, such other
                 -----------------
     information and data with respect to Holdings or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent or the Requisite Lenders.

          6.2  Corporate Existence, etc.
               -------------------------

          Except as permitted under subsection 7.7, Holdings will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however that neither Holdings nor any of its Subsidiaries
          --------  -------
shall be required to preserve any such right or franchise if the Board of Directors of Holdings or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Holdings or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Holdings, such Subsidiary or Lenders.

          6.3  Payment of Taxes and Claims; Tax Consolidation.
               ----------------------------------------------

          A. Holdings will, and will cause each of its Subsidiaries to, pay all federal, state and other material taxes, assessments and other like governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any material penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided
                                                                      --------
that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (1) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (2) in the case of a charge or claim which has or may become a

Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

          B. Holdings will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than any of its Subsidiaries).

          6.4  Maintenance of Properties; Insurance; Application of Net
               --------------------------------------------------------
Insurance/ Condemnation Proceeds.
--------------------------------

          A.   Maintenance of Properties.  Holdings will, and will cause each of
               -------------------------
its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear and damage by casualty excepted, all material properties used or useful in the business of Holdings and its Subsidiaries and from time to time will make or cause to be made all repairs, renewals and replacements thereof which are useful, customary or appropriate for companies in similar businesses.

          B.   Insurance. Holdings will maintain or cause to be maintained, with
               ---------
financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Holdings and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Holdings will maintain or cause to be maintained flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System. Each such policy of insurance related to property damage, casualty or business interruption shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and property damage insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $1,000,000 and provides for at least 30 days, prior written notice to Administrative Agent of any modification or cancellation of such policy.

          C.   Application of Net Insurance/Condemnation Proceeds.
               --------------------------------------------------

          (i)  Business Interruption Insurance.  Upon receipt by Holdings or any
               -------------------------------
     of its Subsidiaries of any business interruption insurance proceeds constituting Net Insurance/ Condemnation Proceeds, (a) so long as no Event of Default shall have occurred and be continuing, Holdings or such Subsidiary may retain and apply such Net Insurance/Condemnation Proceeds for working capital purposes of Company and its Subsidiaries, and (b) if an Event of Default shall have occurred and be continuing,

     Borrowers shall within five Business Days of the receipt thereof apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b);

          (ii)  Casualty Insurance/Condemnation Proceeds.  Within five Business
                ----------------------------------------
     Days of receipt by Holdings or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds other than from business interruption insurance, (a) so long as no Event of Default shall have occurred and be continuing and so long as the aggregate amount of Net Asset Sale Proceeds and Net Insurance/Condemnation Proceeds received from the Closing Date to the date of determination does not exceed $30,000,000, Holdings may deliver to Administrative Agent an Officers' Certificate setting forth (1) that portion of such Net Insurance/Condemnation Proceeds (the "Proposed Insurance Reinvestment Proceeds") that Company or any of its Subsidiaries intends to use (or enter into a contract to use) within 360 days of such date of receipt to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or to reinvest in Eligible Assets and (2) the proposed use of the Proposed Insurance Reinvestment Proceeds and such other information with respect to such proposed use as Administrative Agent may reasonably request, and Company shall, or shall cause one or more of its Subsidiaries to, promptly apply such Proposed Insurance Reinvestment Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Proposed Insurance Reinvestment Proceeds were received or to reinvestment in Eligible Assets, provided that
                                                                   --------
     if such Proposed Insurance Reinvestment Proceeds are not so applied within 360 days after the date of receipt thereof, then to the extent the sum of the Net Asset Sale Proceeds plus Net Insurance/Condemnation Proceeds
                                 ----
     received during the Net Asset Sale/Net Insurance Proceeds Period not reinvested pursuant to subsection 2.4B(iii)(a) or this subsection 6.4C(ii), as applicable, equals or exceeds $7,500,000, such Proposed Insurance Reinvestment Proceeds shall be applied to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b), and (b) if an Event of Default shall have occurred and be continuing, Borrowers shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b).

          (iii) Net Insurance/Condemnation Proceeds Received by Administrative
                --------------------------------------------------------------
     Agent.  Within five Business Days of receipt by Administrative Agent of any
     -----
     Net Insurance/Condemnation Proceeds as loss payee, (a) if and to the extent a Borrower would have been required to apply such Net Insurance/Condemnation Proceeds (if it had received them directly) to prepay the Loans and/or reduce the Revolving Loan Commitments, Administrative Agent shall, and Borrowers hereby authorize Administrative Agent to, apply such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b), and (b) to the extent the foregoing clause (a) does not apply, Administrative Agent shall deliver such Net Insurance/Condemnation Proceeds to Company, and Company shall, or shall cause one or more of its Subsidiaries to, promptly apply such Net Insurance/Condemnation Proceeds (other than any business interruption insurance proceeds) to the costs of repairing, restoring, or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or to reinvestment in Eligible Assets.

          6.5  Inspection Rights; Audits of Inventory and Accounts Receivable;
               ---------------------------------------------------------------
Lender Meeting.
--------------

          A.   Inspection Rights.  Holdings shall, and shall cause each of its
               -----------------
Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Holdings or any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Holdings or Borrowers may, if they so choose, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours as may be requested; provided,
                                                                   --------
however, that (x) no more than one such audit and inspection shall occur during
-------
any Fiscal Year unless an Event of Default has occurred and is continuing and
(y) each Lender shall at all times coordinate with Administrative Agent the frequency and timing of such visits and inspections so as to reasonably minimize the burden imposed on Holdings and its Subsidiaries.

          B.   Lender Meeting.  Credit Agreement Parties will, upon the request
               --------------
of Arranger, Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Holdings' corporate offices (or at such other location as may be agreed to by Credit Agreement Parties and Administrative Agent) at such time as may be agreed to by Credit Agreement Parties and Administrative Agent.

          6.6  Compliance with Laws, etc.
               -------------------------

          Holdings shall comply, and shall cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), except where noncompliance would not reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

          6.7  Environmental Review and Investigation, Disclosure, Etc.; Actions
               -----------------------------------------------------------------
               Regarding Hazardous Materials Activities, Environmental Claims
               --------------------------------------------------------------
               and Violations of Environmental Laws.
               ------------------------------------

          A.   Environmental Review and Investigation.  Credit Agreement Parties
               --------------------------------------
agree that Administrative Agent may, (i) at any time a fact, event or condition arises that, in Administrative Agent's reasonable discretion, Administrative Agent determines could give rise to environmental liabilities at any Facility that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, retain, at Borrowers' expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials at such Facility prepared by or for Borrowers and (ii) in the event (a) Administrative Agent reasonably believes that any Credit Agreement Party has breached any representation, warranty or covenant contained in subsection 5.6 (as such subsection pertains to environmental matters), 5.13, 6.6 (as such subsection pertains to environmental matters) or 6.7 or that there has been a material violation of Environmental Laws at any Facility or by Holdings or any of its Subsidiaries at any other location, conduct its own investigation of such breach or violation or (b) an Event of Default has occurred and is continuing and the repayment of any amount due hereunder has been accelerated, conduct its own investigation of any Facility. For purposes of conducting an investigation pursuant to clause (ii) of the preceding sentence, Credit Agreement Parties hereby grant to Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto any Facilities currently owned, leased, operated or used by Holdings or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith (to the extent, at any Facility leased by Holdings or any of its Subsidiaries, such actions are permitted by the owner of such Facility). Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Holdings and Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. Each Credit Agreement Party and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant to this subsection 6.7A will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Loan Documents. Administrative Agent agrees to deliver a copy of any such report to Holdings with the understanding that Credit Agreement Parties acknowledge and agree that (x) they will indemnify and hold harmless Administrative Agent and each Lender from any costs, losses or liabilities relating to any Credit Agreement Party's use of or reliance on such report, (y) neither Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (z) by delivering such report to Holdings, neither Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

          B.   Environmental Disclosure. Holdings will deliver to Administrative
               ------------------------
Agent, with sufficient copies for each Lender (and Administrative Agent will, after receipt thereof, deliver to each Lender):

          (i)  Environmental Audits and Reports.  As soon as practicable
               --------------------------------
     following receipt thereof, copies of all material environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Holdings or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to environmental matters at any Facility that would reasonably be expected to have a Material Adverse Effect.

          (ii) Notice of Certain Releases, Remedial Actions, Etc.  Promptly upon
               -------------------------------------------------
     the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws unless such Release would not reasonably be expected to result in a Material Adverse Effect, (b) any remedial action taken by any Credit Agreement Party or any other Person in response to (1) any Hazardous Materials Activities the existence of which would reasonably be expected to result in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any

     Environmental Claims of which Holdings or any of its Subsidiaries has notice that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, and (c) any Credit Agreement Party's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that would reasonably be expected to cause such Facility or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws, which would reasonably be expected to have a Material Adverse Effect.

          (iii) Written Communications Regarding Environmental Claims,
                ------------------------------------------------------
     Releases, Etc.  As soon as practicable following the sending or receipt
     -------------
     thereof by Holdings or any of its Subsidiaries, a copy of any and all material written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, would reasonably be expected to give rise to a Material Adverse Effect, (b) any Release required to be reported to any federal, state or local governmental or regulatory agency unless such Release would not reasonably be expected to result in a Material Adverse Effect, and (c) any request for information from any governmental agency that suggests such agency is investigating whether Holdings or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity unless such Hazardous Materials Activity could not reasonably be expected to have a Material Adverse Effect.

          (iv)  Notice of Certain Proposed Actions Having Environmental Impact.
                --------------------------------------------------------------
     Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets, or property by Holdings or any of its Subsidiaries that could reasonably be expected to (1) expose Holdings or any of its Subsidiaries to, or result in, Environmental Claims that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) affect the ability of Holdings or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by Holdings or any of its Subsidiaries to modify current operations in a manner that would reasonably be expected to subject Holdings or any of its Subsidiaries to any material additional obligations or requirements under any Environmental Laws where such obligations or reimbursements would reasonably be expected to have a Material Adverse Effect.

          (v)   Other Information.  With reasonable promptness, such other
                -----------------
     documents and information as from time to time may be reasonably requested by Administrative Agent or the Requisite Lenders in relation to any matters disclosed pursuant to this subsection 6.7.

          C.   Actions Regarding Hazardous Materials Activities, Environmental
               ---------------------------------------------------------------
Claims and Violations of Environmental Laws.  Holdings shall operate and
-------------------------------------------
maintain, and shall cause each of its Subsidiaries to operate and maintain, all Facilities, and shall conduct, and shall cause each of its Subsidiaries to conduct, all Hazardous Materials Activity undertaken in connection with the maintenance or operation of such Facilities, in compliance with applicable Environmental Laws, except for such noncompliance as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          6.8  Execution of Subsidiary Guaranty and Personal Property Collateral
               -----------------------------------------------------------------
               Documents by Future Subsidiaries.
               --------------------------------

          A.   Execution of Subsidiary Guaranty and Personal Property Collateral
               -----------------------------------------------------------------
Documents.  In the event that any Person becomes a Domestic Subsidiary of
---------
Holdings after the date hereof, Holdings will promptly notify Administrative Agent of that fact and cause such Subsidiary to execute and deliver to Collateral Agent counterparts of the Subsidiary Guaranty, Subsidiary Pledge Agreement, Subsidiary Security Agreement and Subsidiary Patent and Trademark Security Agreement and to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 4.1J) as may be reasonably necessary or, in the reasonable opinion of Administrative Agent, desirable to create in favor of Collateral Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on all of the personal and mixed property assets of such Subsidiary described in the applicable forms of Collateral Documents.

          B.   Subsidiary Charter Documents, Legal Opinions, Etc. Holdings shall
               -------------------------------------------------
deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Certificate or Articles of Incorporation (or equivalent organizational documents), together with a good standing certificate from the Secretary of State of the jurisdiction of its organization and, to the extent requested by Administrative Agent, each other state in which such Person is qualified as a foreign entity to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a copy of such Subsidiary's Bylaws (or equivalent organizational documents), certified by its corporate secretary or an assistant secretary as of a recent date prior to their delivery to Administrative Agent, (iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iv) to the extent requested by Administrative Agent, a favorable opinion of counsel to such Subsidiary, in form and substance reasonably satisfactory to Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents, (c) the enforceability of such Loan Documents against such Subsidiary, (d) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Administrative Agent may reasonably request, all of the foregoing to be reasonably satisfactory in form and substance to Administrative Agent and its counsel.

          6.9  Conforming Leasehold Interests; Matters Relating to Additional
               --------------------------------------------------------------
               Real Property Collateral.
               ------------------------

          A.   Conforming Leasehold Interests.  If Holdings or any of its
               ------------------------------
Subsidiaries acquires any Material Leasehold Property, Holdings shall use commercially reasonable efforts to, or shall cause such Subsidiary to use commercially reasonable efforts to, cause such Leasehold Property to be a Conforming Leasehold Interest.

          B.   Additional Mortgages, Etc.  From and after the Closing Date, in
               -------------------------
the event that (i) Holdings, any Borrower or any Subsidiary Guarantor acquires any fee interest in real property or any Material Leasehold Property or (ii) at the time any Person becomes a Subsidiary Guarantor, such Person owns or holds any fee interest in real property (other than a corporate store) or any Material Leasehold Property, in either case excluding any such Real Property Asset the encumbrancing of which requires the consent of any applicable lessor or (in the case of clause (ii) above) then-existing senior lienholder, where Holdings and its Subsidiaries are unable, after exercising commercially reasonable efforts, to obtain such lessor's or senior lienholder's consent (any such non-excluded Real Property Asset described in the foregoing clause (i) or (ii) being an "Additional Mortgaged Property"), Holdings, such Borrower or such Subsidiary Guarantor, as the case may be, shall deliver to Administrative Agent, as soon as practicable after such Person acquires such Additional Mortgaged Property or becomes a Subsidiary Guarantor, as the case may be, the following:

          (i)   Additional Mortgage. A fully executed and notarized Mortgage (an
                -------------------
     "Additional Mortgage"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Additional Mortgaged Property;

          (ii)  Opinions of Counsel. (a) A favorable opinion of counsel to such
                -------------------
     Loan Party, in form and substance satisfactory to Administrative Agent and its counsel, as to the due authorization, execution and delivery by such Loan Party of such Additional Mortgage and such other matters as Administrative Agent may reasonably request, and (b) if required by Administrative Agent, an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in the state in which such Additional Mortgaged Property is located with respect to the enforceability of such Additional Mortgage and such other matters (including any matters governed by the laws of such state regarding personal property security interests in respect of any Collateral related to such Additional Mortgaged Property) as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent;

          (iii) Landlord Consent and Estoppel: Recorded Leasehold Interest.  In
                ----------------------------------------------------------
     the case of an Additional Mortgaged Property consisting of a Leasehold Property, (a) a Landlord Consent and Estoppel and (b) evidence that such Leasehold Property is a Recorded Leasehold Interest;

          (iv)  Title Insurance. (a) If required by Administrative Agent, an
                ---------------
     ALTA mortgagee title insurance policy or an unconditional commitment therefor (an "Additional Mortgage Policy") issued by the Title Company with respect to such Additional Mortgaged Property, in an amount reasonably satisfactory to Administrative Agent, insuring fee simple title to, or a valid leasehold interest in, such Additional Mortgaged

     Property vested in such Loan Party and assuring Administrative Agent that such Additional Mortgage creates a valid and enforceable First Priority mortgage Lien on such Additional Mortgaged Property, subject only to a standard survey exception, which Additional Mortgage Policy (1) shall include an endorsement for mechanics' liens, for future advances (in each case, if available) under this Agreement and for any other matters reasonably requested by Administrative Agent and (2) shall provide for affirmative insurance and such reinsurance as Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Administrative Agent; and (b) evidence satisfactory to Administrative Agent that such Loan Party has (i) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Additional Mortgage Policy and (ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Additional Mortgage Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Additional Mortgage in the appropriate real estate records; provided, however, that Administrative Agent shall allow for such reasonable revisions to the applicable Mortgage and shall otherwise take such steps as are reasonable and customary to minimize recording, mortgage recording, stamp, documentary and intangible taxes, at Borrowers' cost;

          (v)   Title Report.  If no Additional Mortgage Policy is required with
                ------------
     respect to such Additional Mortgaged Property, a title report issued by the Title Company with respect thereto, last updated not more than 30 days prior to the date such Additional Mortgage is to be recorded and reasonably satisfactory in form and substance to Administrative Agent;

          (vi)  Copies of Documents Relating to Title Exceptions. Copies of all
                ------------------------------------------------
     recorded documents listed as exceptions to title or otherwise referred to in the Additional Mortgage Policy or title report delivered pursuant to clause (iv) or (v) above;

          (vii) Matters Relating to Flood Hazard Properties. (a) Evidence,
                -------------------------------------------
     which may be in the form of a surveyor's note on a survey or a report from a flood hazard search firm or a letter from an insurance broker or a municipal engineer, as to (1) whether such Additional Mortgaged Property is a Flood Hazard Property and (2) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if such Additional Mortgaged Property is a Flood Hazard Property, such Loan Party's written acknowledgment of receipt of written notification from Administrative Agent (1) that such Additional Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event such Additional Mortgaged Property is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that Holdings or any of its Subsidiaries has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

          (viii)  Environmental Audit.  If required by Administrative Agent,
                  -------------------
     reports and other information, in form, scope and substance reasonably satisfactory to Administrative Agent and prepared by environmental consultants reasonably satisfactory to Administrative Agent, concerning any environmental hazards or liabilities to which Holdings or any of its Subsidiaries may be subject with respect to such Additional Mortgaged Property.

          C.    Real Estate Appraisals.  Holdings shall, and shall cause each of
                ----------------------
its Subsidiaries to, permit an independent real estate appraiser satisfactory to Administrative Agent, upon reasonable notice, to visit and inspect any Additional Mortgaged Property for the purpose of preparing an appraisal of such Additional Mortgaged Property satisfying the requirements of any applicable laws and regulations (in each case to the extent required under such laws and regulations as determined by Administrative Agent in its discretion); provided,
                                                                      --------
however, that no more than one such visit and inspection shall occur during any
-------
Fiscal Year unless an Event of Default has occurred and is continuing.

          6.10  Interest Rate Protection.
                ------------------------

          At all times after the date which is 60 days after the Closing Date, Borrowers shall maintain in effect one or more Interest Rate Agreements with respect to the Loans, each such Interest Rate Agreement to be for a term of at least two years and in form and substance reasonably satisfactory to Arranger, which Interest Rate Agreements shall effectively limit the Unadjusted Eurodollar Rate Component (as hereinafter defined) of the interest costs to Borrowers with respect to an aggregate notional principal amount of not less than 40% of the aggregate principal amount of the Term Loans outstanding from time to time (based on the assumption that such notional principal amount was a Eurodollar Rate Loan with an Interest Period of three months) to a rate equal to not more than 11.5% per annum. For purposes of this subsection 6.10, the term "Unadjusted Eurodollar Rate Component" means that component of the interest costs to Borrowers in respect of a Eurodollar Rate Loan that is based upon the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate.

          6.11  Additional Foreign Subsidiary Collateral.
                ----------------------------------------

          If, following a change in the relevant provisions of the Internal Revenue Code, counsel for Holdings acceptable to Administrative Agent does not within 30 days after a request from Administrative Agent or Requisite Lenders deliver evidence, in form and substance satisfactory to Administrative Agent with respect to any Foreign Subsidiary which has not already had all of its capital stock pledged pursuant to the Collateral Documents, that (i) a pledge of 66 2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, and of any promissory note issued by such Foreign Subsidiary to Holdings or any of its Domestic Subsidiaries, and (ii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiary Guaranty, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then: in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock or any promissory notes so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Collateral Documents, shall be pledged to Collateral Agent pursuant to the Collateral Documents (or another pledge agreement in substantially similar form, if necessary), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Subsidiary Guaranty and other Collateral Documents (or other guaranty and security agreements in substantially similar form, if necessary), granting Collateral Agent a security interest in all of such Foreign Subsidiary's real, mixed and personal property and securing the Obligations, in each case to the extent that such pledge of capital stock and notes and entry into such guaranty and related documents is permitted by the laws of the applicable foreign jurisdictions.

          6.12  Year 2000 Compliance.
                --------------------

          Holdings will ensure that all Information Systems and Equipment are at all times after September 30, 1999 Year 2000 Compliant, except insofar as the failure to do so could not reasonably be expected to have a Material Adverse Effect, and shall notify the Administrative Agent and each Lender promptly upon detecting any failure of the Information Systems and Equipment to be Year 2000 Compliant. In addition, Holdings shall provide the Administrative Agent and each Lender with such information about the year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) of Holdings and its Subsidiaries as the Administrative Agent or such Lender shall reasonably request.

          6.13  Post-Closing Deliveries.
                -----------------------

          Holdings and/or Borrowers shall cause any actions set forth on
Schedule 6.13 annexed hereto to be taken within the time period(s) specified on
-------------
such Schedule 6.13 and in form and substance reasonably satisfactory to
     -------------
Administrative Agent and Arranger.

                                  SECTION 7.
                 CREDIT AGREEMENT PARTIES' NEGATIVE COVENANTS

          Credit Agreement Parties covenant and agree that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen and are not yet due and payable) and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Credit Agreement Parties shall perform, and shall cause each of their respective Subsidiaries to perform, all covenants in this Section 7.

          7.1   Indebtedness.
                ------------

          Holdings shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (i) Borrowers may become and remain liable with respect to the Obligations;

          (ii) Holdings and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

          (iii) Borrowers and their respective Subsidiaries may become and remain liable with respect to (a) Indebtedness in respect of Capital Leases and (b) Indebtedness secured by Liens permitted under subsection 7.2A(iv), provided that the aggregate amount of Indebtedness described in clauses (a)
     --------
     and (b) shall not exceed $15,000,000 at any time outstanding;

          (iv) any Borrower may become and remain liable with respect to Indebtedness to any Subsidiary Guarantor, and any Subsidiary Guarantor may become and remain liable with respect to Indebtedness to any Borrower or any other Subsidiary Guarantor; provided that (a) all such intercompany
                                     --------
     Indebtedness shall be evidenced by promissory notes, and (b) any payment by any such Subsidiary of a Borrower under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany
                       --- -----
     Indebtedness owed by such Subsidiary to such Borrower or to any of such Subsidiary Guarantors for whose benefit such payment is made;

          (v) (a) any Borrower and any wholly owned Subsidiary of any Borrower may become and remain liable with respect to Indebtedness to any wholly owned Foreign Subsidiary, and (b) any wholly owned Foreign Subsidiary (x) may remain liable with respect to Indebtedness to any Borrower or to any of the Subsidiary Guarantors set forth on Schedule 7.1(v) annexed hereto in
                                            ---------------
     amounts not to exceed the respective amounts set forth on such Schedule and
     (y) may become and remain liable with respect to additional Indebtedness to any Borrower or any Subsidiary Guarantor so long as the aggregate outstanding amount of such Indebtedness under this clause (y), plus the
                                                                    ----
     aggregate amount of Investments of the type permitted under subsection 7.3(xiii), does not exceed $10,000,000 at any time; provided that (1) all
                                                         --------
     intercompany Indebtedness described in clause (b) shall be evidenced by promissory notes, and (2) all intercompany Indebtedness described in clause
     (a) owed by any Borrower or any Subsidiary Guarantor to any wholly owned Foreign Subsidiary shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement; provided
                                                                  --------
     further, however, that any Borrower or any Subsidiary Guarantor may make
     -------  -------
     additional intercompany loans in excess of such amounts to any wholly owned Foreign Subsidiary so long as the conditions in clause (1) of the preceding proviso are met and the Excess Proceeds Amount immediately prior to the making of such loan equals or exceeds the principal amount of such loan;

          (vi) Company may become and remain liable with respect to Indebtedness evidenced by the Senior Subordinated Notes;

          (vii) Holdings and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 7.1 (vii) annexed
                                               ------------------
     hereto;

          (viii) Holdings may become and remain liable with respect to Shareholder Subordinated Notes issued in lieu of cash payments permitted under subsection 7.5(ix) to repurchase capital stock of Holdings held by terminated employees and officers, provided that the aggregate principal
                                        ---------
     amount of Shareholder Subordinated Notes shall not exceed $5,000,000 at any time outstanding;

          (ix) Company may become and remain liable with respect to Permitted Seller Notes issued as consideration in Permitted Acquisitions; provided
                                                                     --------
     that the aggregate principal amount of Permitted Seller Notes at any time outstanding shall not exceed $20,000,000;

          (x) Subject to the applicable restrictions of subsections 7.1(iii) and 7.1(xii), Company or any Subsidiary of Company acquired pursuant to a Permitted Acquisition may become or remain liable with respect to Indebtedness of a Subsidiary of Company existing at the time of acquisition by Company or a Subsidiary of a Subsidiary or assets pursuant to a Permitted Acquisition ("Permitted Acquired Debt"), provided that (a) such
                                                        --------
     Indebtedness was not incurred in connection with or in anticipation or contemplation of such Permitted Acquisition, (b) such Indebtedness does not constitute debt for borrowed money (other than debt for borrowed money incurred in connection with industrial revenue or industrial development bond financings), it being understood and agreed that Capital Lease obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (x), and (c) at the time of such Permitted Acquisition such Indebtedness does not exceed 75% of the total value of the assets of the Subsidiary so acquired, or of the assets so acquired, as the case may be; provided, however, that (a) the aggregate
                                   --------
     amount of any such Capital Lease obligations and purchase money Indebtedness, together with the aggregate amount of other Indebtedness of the type permitted under subsection 7.1(iii), in each case at any time outstanding, shall not exceed the maximum amount set forth in such subsection, and (ii) the aggregate amount of any such Indebtedness other than Capital Lease obligations and purchase money Indebtedness, together with other Indebtedness of the type permitted under subsection 7.1(xii), in each case at any time outstanding, shall not exceed the maximum amount set forth in such subsection;

          (xi) Foreign Subsidiaries of Holdings may become and remain liable with respect to Indebtedness under lines of credit extended after the Closing Date to any such Foreign Subsidiary by Persons other than Holdings or any of its Subsidiaries, the proceeds of which Indebtedness are used for such Foreign Subsidiary's working capital purposes, provided that the
                                                         --------
     aggregate principal amount of all such Indebtedness outstanding at any time for all such Foreign Subsidiaries (such Indebtedness being the "Foreign Subsidiary Working Capital Indebtedness") shall not exceed the Foreign Borrowing Base Amount in effect at such minus the amount of any outstanding
                                             -----
     Contingent Obligations of the type permitted under subsection 7.4(x); and

          (xii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness not otherwise permitted under this subsection (which may include Indebtedness evidenced by Permitted Seller Notes issued as consideration in connection with Permitted Acquisitions); provided that the aggregate principal amount
                                   --------
     of such Indebtedness, together with (a) the maximum aggregate liability, contingent or otherwise, with respect to Contingent Obligations incurred pursuant to subsection 7.4(xi) and (b) the amount of any Indebtedness of the type permitted under subsection 7.1(x) (other than Capital Lease obligations and purchase money Indebtedness), shall not exceed $27,500,000 at any time outstanding.

          7.2  Liens and Related Matters.
               -------------------------

          A.   Prohibition on Liens.  Holdings shall not, and shall not permit
               --------------------
any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State or under any similar recording or notice statute, except:

          (i)   Permitted Encumbrances;

          (ii) Liens created pursuant to the Collateral Documents in favor of the Collateral Agent for the benefit of Lenders securing Loan Parties' obligations under this Agreement and/or under Interest Rate Agreements with any such Lenders and/or lenders or their respective affiliates;

          (iii) Liens arising in connection with Capital Leases permitted under subsection 7.1(iii)(a); provided that no such Lien shall extend to or cover
                             --------
     any Collateral or assets other than the assets subject to such Capital Leases;

          (iv) Liens securing Indebtedness permitted by subsection 7.1(iii)(b) incurred (a) to finance the acquisition, construction or improvement of any real property or tangible personal property assets acquired or held by Company or any of its Subsidiaries in the ordinary course of business; provided that (1) such Liens shall be created within 180 days after the
     --------
     acquisition, construction or improvement of such assets, and (2) the principal amount of Indebtedness secured by any such Liens shall at no time exceed 100%, and the proceeds of such Indebtedness shall be used to provide not less than 75%, of the original purchase price of such asset or the amount expended to construct or improve such asset, as the case may be; or
     (b) to renew, extend or refinance any Indebtedness described in clause (a); provided that the amount of any such Indebtedness does not exceed the
     --------
     amount of Indebtedness so renewed, extended or refinanced which is unpaid and outstanding immediately prior to such renewal, extension or refinancing; and provided further, that in the case of clause (a) or (b),
                      -------- -------
     (1) such Liens attach solely to the assets financed with such Indebtedness,
     (2) no recourse may be had under the Indebtedness secured by such Lien against any Person other than the borrower of such Indebtedness for the payment of principal, interest, fees, costs or premium on such Indebtedness or for any claim based thereon, and (3) the financial covenants under any Indebtedness secured by such Liens are, in each case, no more restrictive than those set forth in this Agreement;

          (v) Other Liens securing Indebtedness in an aggregate amount not to exceed $7,500,000 at any time outstanding; and

          (vi)  Liens securing Indebtedness evidenced by the Minnesota Note.

          B.   No Further Negative Pledges.  Except (i) with respect to property
               ---------------------------
encumbered by a Permitted Encumbrance or to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale and (ii) for restrictions and encumbrances permitted pursuant to clauses (d), (j) and (k) of subsection 7.2C below, neither Holdings nor any of its Subsidiaries shall enter into any agreement (other than the Senior Subordinated Note Indenture, any other agreement prohibiting only the creation of Liens securing Subordinated Indebtedness or any Cumulative Preferred Stock Document) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

          C.   No Restrictions on Subsidiary Distributions to Holdings or Other
               ----------------------------------------------------------------
Subsidiaries.  Except as provided herein, Holdings will not, and will not permit
------------
any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Holdings or any other Subsidiary of Holdings, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Holdings or any other Subsidiary of Holdings, (iii) make loans or advances to Holdings or any other Subsidiary of Holdings, or (iv) transfer any of its property or assets to Holdings or any other Subsidiary of Holdings, except for such encumbrances or restrictions existing under or by reason of (a) applicable law, (b) this Agreement and the other Credit Documents, (c) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Borrowers or any of their respective Subsidiaries, (d) customary provisions restricting assignment of any agreement entered into by Borrowers or any of their respective Subsidiaries in the ordinary course of business, (e) the Senior Subordinated Note Indenture, (f) customary provisions restricting the transfer of assets subject to Liens permitted under subsections 7.2A(iii) and 7.2A(iv), (g) any Cumulative Preferred Stock Document, (h) any agreement or instrument governing Permitted Acquired Debt, which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the properties or assets of the Person acquired pursuant to the respective Permitted Acquisition and so long as the respective encumbrances or restrictions were not created (or made more restrictive) in connection with or in anticipation of the respective Permitted Acquisition, (i) any Permitted Seller Note, (j) any restriction or encumbrance with respect to a Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary is permitted under this Agreement, (k) restrictions applicable to any Joint Venture that is a Subsidiary existing at the time of the acquisition thereof as a result of an Investment pursuant to subsection 7.3 or a Permitted Acquisition effected in accordance with subsection 7.7(xvi), provided that the restrictions applicable to the
                          --------
respective such Joint Venture are not made worse, or more burdensome, from the perspective of Borrowers and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective Investment or Permitted Acquisition and (l) any document or instrument evidencing Foreign Subsidiary Working Capital Indebtedness permitted under subsection 7.1(xi) so long as such encumbrance or restriction only applies to the Foreign Subsidiary of Holdings incurring such Indebtedness.

          7.3  Investments; Joint Ventures.
               ---------------------------

          Holdings shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

          (i) Holdings and its Subsidiaries may make and own Investments in Cash Equivalents;

          (ii) Foreign Subsidiaries of Holdings may make and own Investments in Foreign Cash Equivalents;

          (iii) Holdings may continue to own the Investments owned by it as of the Closing Date in Company, and Company and its Subsidiaries may continue to own the Investments owned by them as of the Closing Date in any Subsidiaries of Company and make additional Investments in Subsidiary Borrower and/or such Subsidiaries that are Subsidiary Guarantors;

          (iv) Holdings and its Subsidiaries may own Investments in their respective Subsidiaries to the extent that such Investments reflect an increase in the value of such Subsidiaries;

          (v) Borrowers and their respective Subsidiaries may make intercompany loans to the extent permitted under subsections 7.1(iv) and 7.1(v);

          (vi) Borrowers and their respective Subsidiaries may make Consolidated Capital Expenditures permitted by subsection 7.8;

          (vii) Borrowers and their respective Subsidiaries may continue to own the Investments owned by them and described in Schedule 7.3(vii) annexed
                                                    -----------------
     hereto;

          (viii) Borrowers and their respective Subsidiaries may make loans and advances to employees, officers, executives or consultants to Borrowers and their respective Subsidiaries in the ordinary course of business of Borrowers and their respective Subsidiaries as presently conducted for the purpose of purchasing capital stock of Holdings so long as no cash is paid by Holdings or any of its Subsidiaries in connection with the acquisition of such capital stock;

          (ix) Borrowers and their respective Subsidiaries may acquire and hold receivables owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including the dating of receivables) of any such Borrower or Subsidiary;

          (x) Borrowers and their respective Subsidiaries may acquire and own Investments (including debt obligations) received in connection with the bankruptcy or reorganization of franchisees, suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (xi) Borrowers and their respective Subsidiaries may make and own Investments consisting of deposits made in the ordinary course of business consistent with past practices to secure the performance of leases;

          (xii) Holdings may make equity contributions to the capital of Company;

          (xiii) Borrowers and their Domestic Subsidiaries may make and own Investments consisting of cash capital contributions (in addition to cash contributions made prior to the Closing Date and set forth on Schedule
                                                                   --------
     7.3(xiii) annexed hereto) to Foreign Subsidiaries of Company, or the
     ---------
     capitalization or forgiveness of any Indebtedness owed to them by a Foreign Subsidiary and outstanding under subsection 7.1(v); provided that the sum
                                                         --------
     of (x) aggregate amount of such contributions, capitalization and forgiveness made after the Closing Date, plus (y) the aggregate outstanding
                                              ----
     principal amount of Indebtedness of the type permitted under subsection 7.1(v), shall not exceed the amounts set forth in subsection 7.1(v) at the times set forth therein;

          (xiv) Borrowers and their respective Subsidiaries may make and own Investments not otherwise permitted under this subsection 7.3 so long as immediately prior to the making of each such Investment the Excess Proceeds Amount exceeds the amount of such Investment being made;

          (xv) Borrowers and their respective Subsidiaries may make and own Investments consisting of notes received in connection with any asset sale; provided that the aggregate principal amount of such notes at any time
     --------
     outstanding shall not exceed $7,500,000;

          (xvi) Borrowers and their respective Subsidiaries may make and own Investments in any Person which (a) (1) result in the creation of an account arising in the ordinary course of such Borrower's or such Subsidiary's business or (2) result from the restructure, reorganization or similar composition of trade account obligations which arose in the ordinary course of business and which are owing to such Borrower or such Subsidiary from financially distressed debtors, and (b) are, in each case, subject to the Lien in favor of Collateral Agent under the Collateral Documents;

          (xvii) Holdings and its Subsidiaries may make and own Investments permitted under subsection 7.7(xi), 7.7(xii) and 7.7(xiii);

          (xviii) Borrowers and their respective Subsidiaries may make and own the Investments described in Schedule 7.3(xviii) annexed hereto;
                                  -------------------

          (xix) Borrowers and their respective Subsidiaries may make and own Investments in wholly owned Domestic Subsidiaries of Company consisting of intercompany Indebtedness of such Subsidiaries converted to equity Investments, provided that the underlying intercompany Indebtedness was
                  --------
     permitted hereunder at the time of such conversion;

          (xx) Company and its Subsidiaries may make and own Investments in Subsidiaries acquired pursuant to Permitted Acquisitions under subsection 7.7(xvi);

          (xxi) Company and its Subsidiaries may make and own Investments in foreign franchisees in an aggregate amount not to exceed at any time $27,000,000, so long as, in the case of any Investments in foreign franchisees consisting of loans and advances to such foreign franchisees, each such loan or advance shall be evidenced by a promissory note pledged to the Collateral Agent pursuant to the Borrower Pledge Agreement or the Subsidiary Pledge Agreement, as applicable;

          (xxii) Company and its Subsidiaries may make and own Investments in domestic franchisees consisting of loans and advances to such domestic franchisees so long as (x) the aggregate amount of all such Investments does not exceed $30,000,000 at any time and (y) each such loan or advance shall be evidenced by a promissory note pledged to the Collateral Agent pursuant to the Borrower Pledge Agreement or the Subsidiary Pledge Agreement, as applicable; and

          (xxiii) Borrowers and their respective Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $20,000,000.

          7.4  Contingent Obligations.
               ----------------------

          Holdings shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

          (i) Subsidiaries of Company (other than Subsidiary Borrower) may become and remain liable with respect to Contingent Obligations in respect of the Subsidiary Guaranty, and Holdings may become and remain liable with respect to Contingent Obligations in respect of the Holdings Guaranty;

          (ii) Borrowers may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit;

          (iii) Borrowers may become and remain liable with respect to Contingent Obligations under Hedge Agreements (x) required under subsection
     6.10 and (y) providing protection against fluctuations in currency values in connection with a Borrower's or any of its Subsidiaries' operations, so long as management of such Borrower or such Subsidiary, as the case may be, has determined that the entering into of any such Hedge Agreement is a bona fide hedging activity (and is not for speculative purposes) and is in the ordinary course of business;

          (iv) Borrowers and their respective Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of (a) customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets, (b) endorsements of instruments for deposit or collection in the ordinary course of business, and (c) standard contractual indemnities entered into in the ordinary course of business;

          (v) Borrowers and their respective Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Borrowers and their respective Subsidiaries;

          (vi) Holdings and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed
                                                         ------------
     hereto;

          (vii) Subsidiary Guarantors may become and remain liable with respect to Contingent Obligations arising under their subordinated guaranties of the Senior Subordinated Notes as set forth in the Senior Subordinated Note Indenture;

          (viii) Borrowers and their respective Subsidiaries may become and remain liable with respect to Contingent Obligations consisting of guarantees of obligations of any Subsidiary of either Borrower under any worker's compensation self-insurance program of such Subsidiary administered in accordance with applicable law relating to worker's compensation;

          (ix) Holdings and its Subsidiaries may become and remain liable with respect to Contingent Obligations consisting of (a) guarantees by Holdings and its Subsidiaries of Indebtedness, leases and other contractual obligations permitted to be incurred by any Borrower or its wholly owned Domestic Subsidiaries and (b) guarantees by Foreign Subsidiaries of Holdings of Indebtedness, leases and other contractual obligations permitted to be incurred by other wholly owned Foreign Subsidiaries of Holdings; and

          (x) Subject to the limitations set forth in subsection 7.1(xi), Company may become and remain liable with respect to Contingent Obligations consisting of guaranties by Company of Foreign Subsidiary Working Capital Indebtedness (including letters of credit issued for the account of Company and its Subsidiaries and in favor of lenders in respect of any such Foreign Subsidiary Working Capital Indebtedness);

          (xi) Borrowers and their respective Subsidiaries may become and remain liable with respect to Contingent Obligations not otherwise liability, contingent permitted under this subsection; provided that the
                                                            --------
     maximum aggregate or otherwise, of Borrowers and their respective Subsidiaries in respect of all such Contingent Obligations, together with the aggregate principal amount of Indebtedness of Borrowers and their respective Subsidiaries incurred pursuant to subsection 7.1(xii), shall at no time exceed $27,500,000.

          7.5  Restricted Junior Payments.
               --------------------------

Holdings shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (i) any Subsidiary of a Borrower can pay dividends
                --------
to any Borrower or any wholly owned Subsidiary of any Borrower, (ii) Company may make dividends to Holdings as is necessary to consummate the Recapitalization Transactions, (iii) Holdings and Borrowers may make any Restricted Junior Payments in accordance with the terms of, and only to the extent required by, the Recapitalization Agreement, (iv) Company may make regularly scheduled payments of interest in respect of the Senior Subordinated Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the Senior Subordinated Notes and the Senior Subordinated Note Indenture, (v) Company may make Restricted Junior Payments to Holdings to the extent required for Holdings to make, and Holdings may make, regularly scheduled payments of interest in respect of the Shareholder Subordinated Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, such Shareholder Subordinated Notes, as applicable, (vi) Company may make Restricted Junior Payments to Holdings, and Holdings may make Restricted Junior Payments
(a) in an aggregate amount not to exceed $1,500,000 in any Fiscal Year, to the extent necessary to permit Holdings to pay general administrative costs and expenses and (b) to the extent necessary to permit Holdings to discharge the consolidated tax liabilities of Holdings and its Subsidiaries, (vii) so long as no Event of Default under subsection 8.1, 8.6 or 8.7 shall have occurred and be continuing, Holdings and its Subsidiaries may make payments of the Bain Management Fees owing under the Bain Advisory Services Agreement when and as due, provided that the portion of such fee that accrued but was not payable
     --------
during the existence and continuation of such Event of Default shall be permitted to be paid at such time as such Event of Default has been cured or waived and no other Event of Default is then in existence, (viii) Company may make Restricted Junior Payments to Holdings to the extent necessary to permit payments by Holdings of fees owing under the Consulting Agreement in accordance with the terms thereof, (ix) Company may make Restricted Junior Payments to Holdings to the extent required for Holdings to make, and Holdings may make, Restricted Junior Payments in an aggregate amount not to exceed $17,500,000 in the aggregate on and after the Closing Date, to the extent necessary to make repurchases of capital stock (and options or warrants to purchase such capital stock) of Holdings from employees (a) upon termination (including by reason of death, disability or retirement) of such employees or (b) pursuant to a contractual obligation of Holdings or any of its Subsidiaries, provided that
                                                               --------
such amount shall be reduced by the aggregate amount of all principal and interest payments made on any Shareholder Subordinated Notes permitted under subsection 7.1(viii); (x) so long as no Event of Default is then in existence or would result therefrom, Company may make scheduled interest and principal payments in respect of Permitted Seller Notes permitted under subsection 7.l(ix) in accordance with the terms of such Permitted Seller Notes, (xi) so long as no Event of Default is then in existence or would result therefrom, Company may make Restricted Junior Payments to Holdings to the extent necessary to enable Holdings to, and Holdings may, redeem Cumulative Preferred Stock with an aggregate liquidation preference not to exceed the Excess Proceeds Amount, (xii) so long as no Event of Default is then in existence or would result therefrom, Company may make Restricted Junior Payments to Holdings to the extent necessary to enable Holdings to, and Holdings may, pay cash dividends with respect to the Cumulative

Preferred Stock in accordance with the terms of the relevant Cumulative Preferred Stock Documents, so long as the aggregate amount of all such cash dividends does not exceed the Excess Proceeds Amount, (xiii) Company may make Restricted Junior Payments to Holdings to enable Holdings to pay, and Holdings may pay, cash dividends with respect to Holdings Common Stock, so long as (x) no Event of Default is then in existence or would result therefrom and (y) the aggregate amount of all such cash dividends does not exceed the Excess Proceeds Amount; (xiv) Holdings may pay regularly accruing Dividends with respect to Qualified Preferred Stock through the issuance of additional shares of Qualified Preferred Stock (but not in cash) in accordance with the terms of the documentation governing the same; (xv) so long as no Event of Default is then in existence or would result therefrom, Company may redeem Permitted Company Cumulative Preferred Stock with an aggregate liquidation preference not to exceed the Excess Proceeds Amount; and (xvi) so long as no Event of Default is then in existence or would result therefrom, Company may pay cash dividends with respect to the Company Permitted Cumulative Preferred Stock in accordance with the terms of the documentation governing the same, so long as the aggregate amount of all such cash dividends does not exceed the Excess Proceeds Amount; and provided, further that any Restricted Junior Payments by Company to Holdings
    --------  -------
permitted under this subsection shall be applied by Holdings for the purposes specified in this subsection

          7.6  Financial Covenants.
               ----------------------

          A.   Minimum Interest Coverage Ratio.  Holdings shall not permit the
               -------------------------------
ratio of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Cash Interest Expense for any Test Period ending during any of the Accounting Quarters set forth below to be less than the correlative ratio indicated:

          ============================================================
                                                     MINIMUM INTEREST
                     PERIOD                          COVERAGE RATIO
          ------------------------------------------------------------
           Each Accounting Quarter in Fiscal               1.50:1.0
                    Year 1999
          ------------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal              1.50:1.0
                    Year 2000
          ------------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal              1.50:1.0
                    Year 2000
          ------------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal              1.50:1.0
                    Year 2000
          ------------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal              1.55:1.0
                    Year 2000
          ------------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal              1.60:1.0
                    Year 2001
          ------------------------------------------------------------

          ============================================================
                                                     MINIMUM INTEREST
                     PERIOD                          COVERAGE RATIO
          ------------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal            1.60:1.0
                    Year 2001

          ------------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal            1.70:1.0
                    Year 2001
          ------------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal            1.75:1.0
                    Year 2001
          ------------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal            1.80:1.0
                    Year 2002
          ------------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal            1.85:1.0
                    Year 2002
          ------------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal            1.90:1.0
                    Year 2002
          ------------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal            2.00:1.0
                    Year 2002
          ------------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal            2.00:1.0
                    Year 2003
          ------------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal            2.10:1.0
                    Year 2003
          ------------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal            2.15:1.0
                    Year 2003
          ------------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal            2.25:1.0
           Year 2003 and each Accounting
                 Quarter thereafter
          ------------------------------------------------------------

          B.  Maximum Leverage Ratio.  Holdings shall not permit the Leverage
              ----------------------
Ratio of the last day of any Test Period ending during any of the Accounting Quarters set forth below to exceed the correlative ratio indicated:

          ===========================================================
                                                  MAXIMUM LEVERAGE
                     PERIOD                             RATIO

          ===========================================================
                                                  MAXIMUM LEVERAGE
                     PERIOD                             RATIO
          -----------------------------------------------------------
           Each Accounting Quarter in Fiscal          6.80:1.0
                    Year 1999
          -----------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal         6.80:1.0
                    Year 2000
          -----------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal         6.70:1.0
                    Year 2000
          -----------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal         6.50:1.0
                    Year 2000
          -----------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal         6.20:1.0
                    Year 2000
          -----------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal         6.10:1.0
                    Year 2001
          -----------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal         5.90:1.0
                    Year 2001
          -----------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal         5.75:1.0
                    Year 2001
          -----------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal         5.50:1.0
                    Year 2001
          -----------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal         5.30:1.0
                    Year 2002
          -----------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal         5.20:1.0
                    Year 2002
          -----------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal         5.00:1.0
                   Year 2002
          -----------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal         4.75:1.0
                    Year 2002
          -----------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal         4.75:1.0
                    Year 2003
          -----------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal         4.75:1.0
          -----------------------------------------------------------

          ===========================================================
                                                  MAXIMUM LEVERAGE
                     PERIOD                             RATIO
          -----------------------------------------------------------
                    Year 2003
          -----------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal          4.50:1.0
                    Year 2003
          -----------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal          4.50:1.0
                    Year 2003
          -----------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal          4.50:1.0
                    Year 2004
          -----------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal          4.50:1.0
                    Year 2004
          -----------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal          4.25:1.0
             Year 2004 and each Accounting
                 Quarter thereafter
          -----------------------------------------------------------

          C.  Minimum Consolidated Adjusted EBITDA.  Holdings shall not permit
              ------------------------------------
Consolidated Adjusted EBITDA for any Test Period ending during any Accounting Quarter set forth below to be less than the correlative amount indicated:

          =================================================================
                                                     MINIMUM CONSOLIDATED
                     PERIOD                            ADJUSTED EBITDA
          -----------------------------------------------------------------
           Each Accounting Quarter in Fiscal             $108,040,000
                    Year 1999
          -----------------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal            $109,000,000
                    Year 2000
          -----------------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal            $112,000,000
                    Year 2000
          -----------------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal            $115,000,000
                    Year 2000
          -----------------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal            $120,930,000
                    Year 2000
          -----------------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal            $123,000,000
          -----------------------------------------------------------------

          ==================================================================
                                                      MINIMUM CONSOLIDATED
                     PERIOD                              ADJUSTED EBITDA
          ------------------------------------------------------------------
                    Year 2001
          ------------------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal
                    Year 2001                            $126,000,000
          ------------------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal
                    Year 2001                            $130,000,000
          ------------------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal
                    Year 2001                            $136,780,000
          ------------------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal
                    Year 2002                            $138,000,000
          ------------------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal
                    Year 2002                            $140,000,000
          ------------------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal
                    Year 2002                            $143,000,000
          ------------------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal
                    Year 2002                            $148,120,000
          ------------------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal
                    Year 2003                            $149,000,000
          ------------------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal
                    Year 2003                            $151,000,000
          ------------------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal
                    Year 2003                            $153,000,000
          ------------------------------------------------------------------
           4/th/ Accounting Quarter in Fiscal
                    Year 2003                            $158,110,000
          ------------------------------------------------------------------
           1/st/ Accounting Quarter in Fiscal
                    Year 2004                            $159,000,000
          ------------------------------------------------------------------
           2/nd/ Accounting Quarter in Fiscal
                    Year 2004                            $162,000,000
          ------------------------------------------------------------------
           3/rd/ Accounting Quarter in Fiscal
                    Year 2004                            $165,000,000
          ------------------------------------------------------------------

          ==================================================================
                                                      MINIMUM CONSOLIDATED
                PERIOD                                   ADJUSTED EBITDA
          ------------------------------------------------------------------
           Each Accounting Quarter                         $170,160,000
                thereafter
          --------------------------------------------------------------------

          D.  Certain Calculations.  With respect to any period during which a
              --------------------
Permitted Acquisition occurs, for purposes of determining compliance with the financial covenants set forth in this subsection 7.6, Consolidated Adjusted EBITDA and Consolidated Cash Interest Expense shall be calculated with respect to such periods and such New Business on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the Securities and Exchange Commission as of January 1, 1997, which would include cost savings resulting from head count reduction, closure of facilities and similar restructuring charges whether (x) resulting from decisions made by Holdings or Company or (y) implemented by the management of the New Business within the six-month period immediately preceding the closing of such Permitted Acquisition (provided that the cost savings described in clause (y) are supportable and quantifiable by the underlying accounting records of such business), which pro forma adjustments shall be certified by the principal financial officer or principal accounting officer of Holdings) using the historical financial statements of the New Business so acquired or to be acquired and the consolidated financial statements of Holdings and its Subsidiaries which shall be reformulated (i) as if such Permitted Acquisition, and any acquisitions which have been consummated during such period, and any Indebtedness or other liabilities incurred in connection with any such acquisition had been consummated or incurred at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans during such period), and (ii) otherwise in conformity with certain procedures to be agreed upon between Administrative Agent, Holdings and Company, all such calculations to be in form and substance reasonably satisfactory to Administrative Agent.

          7.7  Restriction on Fundamental Changes; Asset Sales and
               ---------------------------------------------------
Recapitalizations.
-----------------

          Holdings shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of Holdings or any of its Subsidiaries, or issue any capital stock or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

          (i) any Subsidiary of a Borrower may be merged with or into any Borrower or any wholly owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any Borrower or any wholly owned Subsidiary Guarantor; provided that, in the case of such a merger
                                 --------
     involving Company, Company shall be the continuing or surviving corporation, in the case of such a merger involving Subsidiary Borrower (other than a merger of Company and Subsidiary Borrower), Subsidiary Borrower shall be the continuing or surviving corporation, and in the case of any other such merger, such wholly owned Subsidiary Guarantor shall be the continuing or surviving corporation;

          (ii) any Foreign Subsidiary of Company may be merged with or into any wholly owned Foreign Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any wholly owned Foreign Subsidiary; provided that (i) in the case of such a merger, such wholly
                 --------
     owned Foreign Subsidiary shall be the continuing or surviving corporation and (ii) in each case, the stock of such wholly owned Foreign Subsidiary is pledged pursuant to, and to the extent required under, the Collateral Documents;

          (iii) Borrowers and their respective Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.8;

          (iv) Borrowers and their respective Subsidiaries may dispose of obsolete, uneconomical, negligible, worn out or surplus property (including Intellectual Property) in the ordinary course of business;

          (v) Borrowers and their respective Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales (including, without limitation, inventory and other assets acquired for resale to franchisees in the ordinary course of business); provided
                                                                    --------
     that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof;

          (vi) subject to subsection 7.12, Borrowers and their respective Subsidiaries may make Asset Sales of assets having a fair market value not in excess of $40,000,000; provided that (x) the consideration received for
                               --------
     such assets shall be in an amount at least equal to the fair market value thereof and (y) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a);

          (vii) Borrowers and their respective Subsidiaries may sell or discount, in each case without recourse, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

          (viii) Borrowers and their respective Subsidiaries may sell or exchange specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged;

          (ix) Borrowers and their respective Subsidiaries may, in the ordinary course of business, license as licensee or licensor patents, trademarks, copyrights and know-how to or from third Persons, so long as any such license by a Borrower or any of its Subsidiaries in its capacity as licensor is permitted to be assigned pursuant to the Collateral Documents (to the extent that a security interest in such patents, trademarks, copyrights and know-how is granted thereunder) and does not otherwise prohibit the granting of a Lien by such Borrower or any of its Subsidiaries pursuant to the Collateral Documents in the Intellectual Property covered by such license;

          (x) Borrowers and their respective Subsidiaries may sell or otherwise transfer inventory to their respective Subsidiaries for resale by such Subsidiaries, and Subsidiaries of Borrowers may sell or otherwise transfer inventory to any Borrower for resale by such Borrower so long as the security interest granted to the Collateral Agent pursuant to the Collateral Documents in the inventory so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

          (xi) Borrowers may contribute cash to one or more wholly owned Domestic Subsidiaries that is a Subsidiary Guarantor;

          (xii) Borrowers and their respective Domestic Subsidiaries may transfer assets (other than inventory) to wholly owned Foreign Subsidiaries so long as (x) the aggregate fair market value of all such assets (other than Intellectual Property) so transferred (determined in good faith by the Board of Directors or senior management of Holdings) to all such Foreign Subsidiaries on and after the Closing Date does not exceed $5,000,000 and
     (y) the aggregate fair market value of all Intellectual Property so transferred (determined in good faith by the Board of Directors or senior management of Holdings) to all such Foreign Subsidiaries on and after the Closing Date does not exceed $2,500,000;

          (xiii) Company and any Domestic Subsidiary of Company may transfer assets to Company, Subsidiary Borrower or any other wholly owned Domestic Subsidiary of Company that is a Subsidiary Guarantor, so long as the security interests granted to Collateral Agent of Lenders pursuant to the Collateral Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

          (xiv) Holdings and its Subsidiaries may consummate the Recapitalization Transactions;

          (xv) Holdings may issue (x) Holdings Common Stock and (y) Qualified Preferred Stock, so long as, with respect to each issuance thereof, Holdings receives equivalent consideration therefor (as determined in good faith by Holdings);

          (xvi) either Borrower or any wholly-owned Subsidiary of a Borrower may make acquisitions of assets and businesses (including acquisitions of the capital stock or other equity interests of another Person), provided that:
                                                                 --------

               (a) immediately prior to and after giving effect to any such acquisition, Borrowers and their respective Subsidiaries shall be in compliance with the provisions of subsection 7.13 hereof;

               (b) if such acquisition is structured as a stock acquisition, then either (A) the Person so acquired becomes a wholly owned Subsidiary of either Borrower or (B) such Person is merged with and into either Borrower or a wholly owned Subsidiary of either Borrower (with such Borrower or such wholly owned Subsidiary being the surviving corporation in such merger), and in any case, all of the provisions of subsection 6.8 have been complied with in respect of such Person;

               (c) the only consideration paid in connection with such Permitted Acquisition shall consist of cash, Holdings Common Stock, Qualified Preferred Stock or Permitted Seller Notes;

               (d)  (1) Holdings shall be in compliance, on a pro forma basis
                                                             ----------
          giving effect to the proposed acquisition, with the covenants set forth in subsection 7.6 hereof, (2) if at the time of the consummation of the proposed acquisition, the Leverage Ratio for the Test Period then most recently ended prior to the consummation of such proposed acquisition (calculated without giving effect to such proposed acquisition) (the Leverage Ratio as so calculated with respect to any such proposed acquisition, the "Pre-Acquisition Leverage Ratio") is less than or equal to 5.75:1.00, then such Pre-Acquisition Leverage Ratio shall be equal to or greater than the Leverage Ratio for the Test Period then most recently ended (calculated on a pro forma basis after giving effect to the proposed acquisition as provided in subsection 7.6D) (the Leverage Ratio as so calculated with respect to any such proposed acquisition, the "Post-Acquisition Leverage Ratio"), (3) if at the time of the consummation of the proposed acquisition, (x) the Pre-Acquisition Leverage Ratio calculated with respect to such proposed acquisition is greater than 5.75:1.00 or (y) the Post-Acquisition Leverage Ratio calculated with respect to such proposed acquisition exceeds the Pre-Acquisition Leverage Ratio calculated with respect to such proposed acquisition (any such acquisition consummated or to be consummated in reliance on this clause (3) (other than an Insignificant Permitted Acquisition), a "Restricted Permitted Acquisition"), then the Permitted Acquisition Cost of such proposed acquisition (other than an Insignificant Permitted Acquisition) , when aggregated with the Permitted Acquisition Costs of all other Restricted Permitted Acquisitions consummated after the Closing Date and prior to the consummation of such proposed acquisition, shall not exceed $35,000,000 and (4) no Event of Default or Potential Event of Default shall have occurred and be continuing at the time of such acquisition or shall be caused thereby; and Holdings shall have delivered to Administrative Agent an Officer's Certificate (together with supporting information therefor), in form and substance reasonably satisfactory to Administrative Agent, certifying as to the foregoing; provided that, notwithstanding the foregoing, in the event
                     --------
          that the Permitted Acquisition Cost of the proposed acquisition is less than or equal to $1,000,000 (each, an "Insignificant Permitted Acquisition"), the provisions of subclauses (2) and (3) of, and the requirement to provide an Officer's Certificate pursuant to, this clause (d) shall not be applicable; and

               (e) any assets acquired pursuant to such acquisition shall be subject to a First Priority Lien in favor of Collateral Agent on behalf of Lenders pursuant to the Collateral Documents; and

          (xvii) so long as no Event of Default is then in existence, Company may issue Permitted Company Cumulative Preferred Stock to holders of Cumulative Preferred Stock in exchange for shares of such holders' Cumulative Preferred Stock as contemplated by the definition of Permitted Company Cumulative Preferred Stock;

          (xviii) Borrowers and their respective Subsidiaries may acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, so long as (v) immediately prior to the making of each such acquisition, the Excess Proceeds Amount exceeds the cash amount expended as consideration in connection with such acquisition, (w) no Event of Default or Potential Event of Default shall have occurred and be continuing at the time of such acquisition or shall be caused thereby, (x) any assets acquired pursuant to such acquisition shall be subject to a First Priority Lien in favor of Collateral Agent on behalf of Lenders pursuant to the Collateral Documents,
     (y) if such acquisition is structured as a stock acquisition, then either
     (A) the Person so acquired becomes a wholly owned Subsidiary of either Borrower or (B) such Person is merged with and into either Borrower or a wholly owned Subsidiary of either Borrower (with such Borrower or such wholly owned Subsidiary being the surviving corporation in such merger), and in any case, all of the provisions of subsection 6.8 have been complied with in respect of such Person and (z) immediately prior to and after giving effect to any such acquisition, Borrowers and their respective Subsidiaries shall be in compliance with the provisions of subsection 7.13 hereof; and

          (xix) Borrowers and their respective Subsidiaries may issue capital stock to the extent permitted by subsection 7.12(ii).

          7.8  Consolidated Capital Expenditures.
               ---------------------------------

          A. Credit Agreement Parties shall not, and shall not permit their respective Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (as adjusted in accordance with the provisos hereto, the "Maximum Consolidated Capital Expenditures Amount") set forth below opposite such Fiscal Year; provided that the Maximum Consolidated Capital Expenditures
                  --------
Amount for any Fiscal Year shall be increased by an amount equal to the lesser of (x) the excess, if any, of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year

(prior to adjustment in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year and (y) 50% of the Maximum Consolidated Capital Expenditures Amount (prior to adjustment in accordance with this proviso) for such previous Fiscal Year (the amount of such increase described in this proviso being the "Carryforward" from such preceding Fiscal Year):

                   Fiscal Year              Maximum Consolidated
                   -----------
                                            Capital Expenditures
                                            --------------------
                       1999                     $40,500,000
                       2000                     $45,400,000
                       2001                     $45,800,000
                       2002                     $39,000,000
                       2003                     $37,300,000
                       2004                     $38,500,000
                       2005                     $39,750,000
                       2006                     $41,000,000
                       2007                     $42,325,000

; and provided further, that the Maximum Consolidated Capital Expenditures
      -------- -------
Amount for each Fiscal Year shall be increased upon the consummation of the acquisition of a New Business as follows:

          (i) for the Fiscal Year during which such acquisition is consummated, the Maximum Consolidated Capital Expenditures Amount shall be increased by an amount equal to the product of (a) a fraction obtained by dividing the number of days remaining in such Fiscal Year (following such acquisition) by 365, multiplied by (b) 4.0% of the actual historical revenues of the New
             -------------
     Business for the most recently ended twelve-month period (the "Acquired LTM Revenue") prior to such acquisition; and

          (ii) for each Fiscal Year thereafter, the Maximum Consolidated Capital Expenditures Amount shall be increased by an amount equal to 4.0% of the Acquired LTM Revenue of such New Business.

          B. Notwithstanding anything in this subsection to the contrary, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, Borrowers and their respective Subsidiaries may make Consolidated Capital Expenditures at any time in an aggregate amount equal to the Excess Proceeds Amount at such time (which Consolidated Capital Expenditures shall not be included in any determination of Consolidated Capital Expenditures under subsection 7.8A).

          7.9  Sales and Lease-Backs.
               ----------------------

          Holdings shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Holdings or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Holdings or any of its Subsidiaries) or (ii) which Holdings or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Holdings or any of its Subsidiaries to any Person (other than Holdings or any of its Subsidiaries) in connection with such lease.

          7.10 Sale or Discount of Receivables.
               -------------------------------

          Holdings shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable; provided, however, that Borrowers and their respective Subsidiaries may, in the
--------  -------
exercise of their reasonable business judgment in connection with efforts to collect amounts owed thereunder, discount or sell (to the extent permitted under subsection 7.7(vii)) for less than the face value thereof any accounts receivable.

          7.11 Transactions with Shareholders and Affiliates.
               ---------------------------------------------

          Holdings shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Holdings or with any Affiliate of Holdings or of any such holder, on terms that are less favorable to Holdings or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (i) any
              --------
transaction between Holdings and any of its wholly owned Subsidiaries or between any of its wholly owned Subsidiaries, (ii) any payment from Company to Holdings expressly permitted under subsection 7.5, (iii) any payment by Holdings or any of its Subsidiaries of fees owing under the Consulting Agreement in accordance with the terms thereof, (iv) any employment agreement entered into by Holdings or any of its Subsidiaries in the ordinary course of business, (v) any issuance of capital stock of Holdings in connection with employment arrangements, stock options and stock ownership plans of Holdings or any of its Subsidiaries entered into in the ordinary course of business, (vi) any of the Recapitalization Transactions, (vii) reasonable and customary fees paid to members of the Boards of Directors of Holdings and its Subsidiaries, (viii) so long as no Event of Default under subsection 8.1, 8.6 or 8.7 is then in existence or would result from the payment thereof, any payment by Holdings or any of its Subsidiaries of Bain Management Fees under the Bain Advisory Services Agreement, provided if any
                                                                 --------
such fees cannot be paid as provided above as a result of the existence of such an Event of Default, such fees shall continue to accrue and shall be permitted to be paid at such time as all such Events of Default have been cured or waived and no other Event of Default is then in existence and (ix) the reimbursement of Bain for its reasonable out-of-pocket expenses under the Bain Advisory Services Agreement incurred in connection with performing management services to Holdings and its Subsidiaries.

          7.12 Disposal of Subsidiary Stock.
               ----------------------------

          Except for any sale of 100% of the capital stock or other equity Securities of any of its Subsidiaries in compliance with the provisions of subsection 7.7(vi), Holdings shall not:

          (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law; or

          (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except (x) to Company or another Subsidiary of Holdings (subject to the restrictions on such disposition otherwise imposed hereinunder), (y) to qualify directors if required by applicable law or (z) the issuance of shares of Permitted Company Cumulative Preferred Stock by Company in accordance with the requirements of subsection 7.7(xvii).

          7.13 Conduct of Business.
               -------------------

          From and after the Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Closing Date and similar or related or supportive businesses and (ii) such other lines of business as may be consented to by Requisite Lenders. Holdings shall engage in no business and have no assets (including Intellectual Property) other than (i) owning the stock of Company, (ii) the issuance of and activities related to the maintenance and servicing of the Shareholder Subordinated Notes as permitted hereunder, (iii) the entering into, and the performance of its obligations under, the Holdings Guaranty, the Holdings Pledge Agreement, the Holdings Security Agreement, the Related Agreements to which it is a party and the Bain Advisory Services Agreement, (iv) the receipt of Cash dividends or Cash distributions from Company in accordance with the provisions hereof, and (v) activities associated with expenses paid with any dividends paid to Holdings which are permitted under subsection 7.5. Notwithstanding the foregoing, Holdings may engage in activities incidental to (a) the maintenance of its corporate existence in compliance with applicable law, (b) legal, tax and accounting matters in connection with any of the foregoing activities and (c) entering into, and performing its obligations under, this Agreement and the Loan Documents to which it is a party.

          7.14 Amendments or Waivers of Certain Agreements; Amendments of
               ----------------------------------------------------------
               Documents Relating to Subordinated Indebtedness; Designation of
               ---------------------------------------------------------------
               "Designated Senior Debt".
               ------------------------

          A.  Amendments or Waivers of Certain Agreements.  No Credit Agreement
              -------------------------------------------
Party or any of its Subsidiaries will agree to any amendment to, or waive any of its rights under, the Bain Advisory Services Agreement or any Related Agreement (other than any Related Agreement evidencing or governing any Subordinated Indebtedness or any Cumulative Preferred Stock Document) after the Closing Date if any such amendment or waiver would, individually or in the aggregate, reasonably be expected to be materially adverse to Lenders without in each case obtaining the prior written consent of Requisite Lenders to such amendment or waiver.

          B.  Amendments of Documents Relating to Subordinated Indebtedness,
              --------------------------------------------------------------
etc.  (i)  Credit Agreement Parties shall not, and shall not permit any of their
------
respective Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of such Subordinated Indebtedness (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would reasonably be expected to be materially adverse to any Loan Party or Lenders.

          (ii) Credit Agreement Parties shall not, and shall not permit any of their respective Subsidiaries to, amend or otherwise change the terms of any Cumulative Preferred Stock Document, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the dividend rate on the Cumulative Preferred Stock, change (to earlier dates) any dates upon which dividends are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption provisions thereof, or if the effect of such amendment or change, together with all other amendments or changes made, is to confer any additional rights on the holders of such Cumulative Preferred Stock which would reasonably be expected to be materially adverse to any Loan Party or Lenders.

          C.  Designation of "Designated Senior Debt".  Neither Holdings nor any
              ---------------------------------------
of its Subsidiaries shall designate any Indebtedness as "Designated Senior Debt" (as defined in the Senior Subordinated Note Indenture) for purposes of the Senior Subordinated Note Indenture without the prior written consent of Requisite Lenders.

          D.   Amendments to Minnesota Note.  Company shall not, and shall not
               ----------------------------
permit Domino's Pizza, Inc., to amend or otherwise change the terms of the Minnesota Note.

          7.15 Fiscal Year.
               -----------

          Holdings and Borrowers shall not change their Fiscal Year-end from the Sunday nearest to December 31.

                                  SECTION 8.
                               EVENTS OF DEFAULT

          If any of the following conditions or events ("Events of Default") shall occur:

          8.1  Failure to Make Payments When Due.
               ---------------------------------

          Failure by any Borrower to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by any Borrower to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by any Borrower to pay any interest on any Loan or any fee or any other amount due under this Agreement within three days after the date due; or

          8.2  Default in Other Agreements.
               ---------------------------

          (i) Failure of Holdings or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations in an individual principal amount of $5,000,000 or more or with an aggregate principal amount of $10,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Holdings or any of its Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

          8.3  Breach of Certain Covenants.
               ---------------------------

          Failure of any Credit Agreement Party to perform or comply with any term or condition contained in subsection 2.5 or 6.2 or Section 7 of this Agreement; provided, however, that such failure with respect to the covenants
           --------  -------
contained in subsections 7.1, 7.2, 7.3 and 7.4 shall not constitute an Event of Default for ten days after such failure so long as Credit Agreement Parties are diligently pursuing the cure of such failure; or

          8.4  Breach of Warranty.
               ------------------

          Any representation, warranty, certification or other statement made by Holdings or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Holdings or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

          8.5  Other Defaults Under Loan Documents.
               -----------------------------------

          Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) a Responsible Officer of such Loan Party becoming aware of such default or (ii) receipt by Holdings and/or such Loan Party of notice from Administrative Agent or any Lender of such default; or

          8.6  Involuntary Bankruptcy, Appointment of Receiver, etc.
               ----------------------------------------------------

          (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries), or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries), and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

          8.7  Voluntary Bankruptcy; Appointment of Receiver, etc.
               --------------------------------------------------

          (i) Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) shall make any assignment for the benefit of creditors; or (ii) Holdings or any of its

Subsidiaries (other than Immaterial Subsidiaries) shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Holdings or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

          8.8   Judgments and Attachments.
                -------------------------

          Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $5,000,000 or (ii) in the aggregate at any time an amount in excess of $10,000,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage without any material reservations of right) shall be entered or filed against Holdings or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

          8.9   Dissolution.
                -----------

          Any order, judgment or decree shall be entered against Holdings or any of its Subsidiaries decreeing the dissolution or split up of Holdings or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

          8.10  Employee Benefit Plans.
                ----------------------

          There shall exist (i) one or more ERISA Events (other than an ERISA Event concerning a Multiemployer Plan) which individually or in the aggregate results in or would reasonably be expected to result in liability of Holdings or any of its Subsidiaries in excess of $5,000,000 during the term of this Agreement or (ii) one or more ERISA Events concerning a Multiemployer Plan which, individually or in the aggregate, has or would reasonably be expected to have a Material Adverse Effect; or

          8.11  Change in Control.
                -----------------

          (i) Holdings shall cease to own directly 100% of the capital stock of Company (other than, on and after the issuance thereof, Permitted Company Cumulative Preferred Stock); or (ii) Company shall cease to own directly 100% of the capital stock of Subsidiary Borrower; or (iii) Bain and the Other Investors, collectively, shall beneficially own less than any other Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Closing Date) other than a Permitted Group on a fully diluted basis of the economic and voting interest in Holdings' Voting Stock; or (iv) a majority of the members of the Board of Directors of Holdings, Company or Subsidiary Borrower shall not be Continuing Directors; or (v) Bain shall (a) cease to have a presently exercisable right to vote more of the issued and outstanding Voting Stock of Holdings than any one of the Other Investors, or
(b) cease to beneficially own a greater percentage of the economic value of Holdings' Voting Stock than the percentage beneficially owned by any one of the Other Investors; or (vi) the ratio of (a) either (x) the percentage of the issued and outstanding Voting Stock of Holdings or (y) the percentage of the economic value of Voting Stock of Holdings, in each case held by Bain at any time, to (b) either (x) the percentage of the issued and outstanding Voting Stock of Holdings or (y) the percentage of the economic value of Voting Stock of Holdings, in each case held by Bain on the Closing Date after giving effect to the Recapitalization Transactions, shall at any time be less than .50:1.0; or (vii) a "Change of Control" under the Senior Subordinated
Note Indenture, any other Subordinated Indebtedness or any Preferred Stock or any documentation governing the same (including, without limitation, the any Cumulative Preferred Stock Document) shall occur; or

          8.12  Invalidity of Guaranties; Failure of Security; Repudiation of
                -------------------------------------------------------------
Obligations.
-----------

          At any time after the execution and delivery thereof, (i) any Guaranty for any reason, other than the satisfaction in full of all Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen and are not yet due and payable), shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen and are not yet due and payable) or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered thereby having a fair market value, individually or in the aggregate, exceeding $5,000,000, in each case for any reason other than the failure of Collateral Agent, Administrative Agent or any Lender to take any action within its control, or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document to which it is a party; or

          8.13  Failure to Consummate Recapitalization Transactions or Merger.
                -------------------------------------------------------------

          The Recapitalization Transactions or the Merger shall not be consummated in accordance with this Agreement and the applicable Related Agreements on the Closing Date, or the Recapitalization Transactions or the Merger shall be unwound, reversed or otherwise rescinded in whole or in part for any reason;

          THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Agreement Party, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Borrowers, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing
                                                    --------
     shall not affect in any way the obligations of Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase participations in any unpaid Swing Line Loans as provided in subsection 2.1A(v).

          Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Collateral Agent pursuant to the terms of the Collateral Account Agreement and shall be applied as therein provided.

          Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to clause (ii) of such paragraph Borrowers shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Borrowers, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit any Credit Agreement Party, and such provisions shall not at any time be construed so as to grant any Credit Agreement Party the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent, Collateral Agent or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

                                  SECTION 9.
                                    AGENTS

          9.1  Appointment.
               -----------

          A.   Appointment of Agents.  J.P. Morgan Securities Inc. is hereby
               ---------------------
appointed Arranger hereunder, and each Lender hereby authorizes Arranger to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Morgan Guaranty is hereby appointed Administrative Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. NBD Bank is hereby appointed Syndication Agent hereunder. Comerica is hereby appointed Documentation Agent hereunder. Each Lender hereby authorizes and confirms the appointment by Administrative Agent of Morgan Guaranty as Collateral Agent under the Collateral Documents and each Lender hereby authorizes Collateral Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Each Agent hereby agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and no Loan Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings or any of its Subsidiaries. Arranger, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the date on which Arranger notifies Borrowers that it has concluded its primary syndication of the Loans and Commitments, all obligations of J.P. Morgan Securities, Inc., in its capacity as Arranger hereunder, shall terminate. NDB Bank, in its capacity as Syndication Agent, shall have no obligations hereunder. Comerica, in its capacity as Documentation Agent, shall have no obligations hereunder.

          B.   Appointment of Supplemental Collateral Agents.  It is the purpose
               ---------------------------------------------
of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

          In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

          Should any instrument in writing from any Credit Agreement Party or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, such Credit Agreement Party shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

          9.2 Powers and Duties; General Immunity.
              -----------------------------------

          A.  Powers; Duties Specified.  Each Lender irrevocably authorizes each
              ------------------------
Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

          B.  No Responsibility for Certain Matters.  No Agent shall be
              -------------------------------------
responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Loan Party to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

          C.  Exculpatory Provisions.  None of Agents nor any of their
              ----------------------
respective officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Holdings and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

          D.   Agent Entitled to Act as Lender.  The agency hereby created shall
               -------------------------------
in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Holdings or any of its Subsidiaries or Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Holdings and its Subsidiaries for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

          9.3  Representations and Warranties; No Responsibility for Appraisal
               ---------------------------------------------------------------
               of Creditworthiness.
               -------------------

          Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Holdings and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto (except as provided in subsection 6.1), whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

          9.4  Right to Indemnity.
               ------------------

          Each Lender, in proportion to its Pro Rata Share, severally agrees to
                                            --- ----
indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Credit Agreement Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any
                             --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided that in no event shall this sentence require any Lender to
           --------
indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's Pro Rata Share thereof; and provided further, that this sentence shall not be
--------                    -------- -------
deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso to the immediately preceding sentence.

          9.5  Successor Administrative Agent and Swing Line Lender.
               ----------------------------------------------------

          A.   Successor Administrative Agent.  Administrative Agent may resign
               ------------------------------
at any time by giving 30 days' prior written notice thereof to Lenders and each Borrower, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrowers and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Borrowers, to appoint a successor Administrative Agent with the consent of each Borrower (which consent shall not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

          B.   Successor Swing Line Lender.  Any resignation or removal of
               ---------------------------
Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation or removal of Morgan Guaranty or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) the relevant Borrower or Borrowers shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender,
(ii) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Borrowers for cancellation, and (iii) if so requested by the successor Administrative Agent and Swing Line Lender in accordance with subsection 2.1E, Borrowers shall issue a new Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of Exhibit VIII annexed hereto, in the
                                    ------------
principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

          9.6  Collateral Documents and Guaranty.
               ---------------------------------

          Each Lender hereby further authorizes Collateral Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of the Lenders under the Guaranties, and each Lender agrees to be bound by the terms of each Collateral Document and each Guaranty; provided that Collateral Agent shall not
                                       --------
enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or Guaranty without the prior consent of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6); provided further, however,
                                                  -------- -------  -------
that, without further written consent or authorization from Lenders, Collateral Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or as permitted or required under the Collateral Documents or to which Requisite Lenders (or such other Lenders as may be required to give such consent under subsection 10.6) have otherwise consented or (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the capital stock of such Subsidiary Guarantor is sold to any Person pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders (or such other Lenders as may be required to give such consent under subsection 10.6) have otherwise consented; provided, however, that nothing
                                                 --------  -------
in this subsection shall require consent to release from the Subsidiary Guaranty any Person which, immediately after such sale, shall be a Domestic Subsidiary of Holdings which is obligated to and will enter into the Subsidiary Guaranty. Anything contained in any of the Loan Documents to the contrary notwithstanding, Credit Agreement Parties, Administrative Agent, Collateral Agent and each Lender hereby agree that (X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce the Subsidiary Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Guaranties may be exercised solely by Collateral Agent for the benefit of Secured Parties in accordance with the terms thereof, and (Y) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Collateral Agent or any Secured Party may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale.

                                  SECTION 10.

                                 MISCELLANEOUS

          10.1  Assignments and Participations in Loans and Letters of Credit.
                -------------------------------------------------------------

          A.    General. Subject to subsection 10.1B, each Lender shall have the
                -------
right at any time to (i) sell, assign or transfer to any Eligible Assignee, or
(ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided
                                                                     --------
that no such sale, assignment, transfer or participation shall require such Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided further that no such sale,
                                        ----------------
assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided further that no such sale,
                                  ----------------
assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation; and provided further that, anything contained herein to the
                      ----------------
contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Except as otherwise provided in this subsection 10.1, no Lender shall, as between a Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

          B.    Assignments.
                -----------

          (i)   Amounts and Terms of Assignments.  Each Commitment, Loan, Letter
                --------------------------------
of Credit or participation therein, or other Obligation may (a) be assigned in any amount to (x) another Lender, or to an Affiliate of the assigning Lender or another Lender or (y) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Lender or by an Affiliate of such investment advisor, in either case with the giving of notice to Company and Administrative Agent, or
(b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other Obligations of the assigning Lender) to any other Eligible Assignee with the consent of Company and Administrative Agent (which consent of Company and Administrative Agent shall not be unreasonably withheld or delayed); provided that, in the case of an
                                                --------
assignment pursuant to clause (b) above, unless otherwise agreed to in writing by Company and Administrative Agent, the assigning Lender shall have, immediately after giving effect to such assignment, not less than an aggregate amount of $5,000,000 in Commitments, Loans and Letters of Credit (except to the extent such assigning Lender shall have assigned all of its Commitments, Loans, Letters of Credit and participations therein, and other Obligations in connection with such assignment); and provided further, however, that (x) upon the occurrence and
                 ----------------  -------
during the continuance of an Event of Default, or (y) in the case of assignments by Morgan Guaranty or (z) in the case of an assignment of a funded Term Loan, an assignment in accordance with this clause (b) may be made without the consent of Company or Administrative Agent, upon the giving of notice to Company and Administrative Agent. To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit or participations therein, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $500 in the case of assignments pursuant to clause (a) above and assignments by Morgan Guaranty, and $3,500 in the case of all other assignments and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a). Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that,
                                                              --------
anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of any Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes, if any, to Administrative Agent for cancellation, and thereupon new Notes shall, if so requested by the assignee and/or the assigning Lenders in accordance with Subsection 2.1E, be issued to the assignee and/or to the assigning Lender, substantially in the form of Exhibit IV, Exhibit V, Exhibit VI, Exhibit VII or
                             ----------  ---------  ----------  -----------
Exhibit VIII annexed hereto, appropriate insertions, to reflect the new
------------
Commitments and/or outstanding Term Loans, as the case may be, of the assignee and/or the assigning Lender.

          (ii) Acceptance by Administrative Agent; Recordation in Register.
               -----------------------------------------------------------
Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if

Administrative Agent and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

          C.  Participations.  The holder of any participation, other than an
              --------------
Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest or fees payable on any Loan allocated to such participation, and all amounts payable by Borrowers hereunder (including amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Borrowers and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5, (a) any participation will give rise to a direct obligation of Borrowers to the participant and (b) the participant shall be considered to be a "Lender".

          D.  Assignments to Federal Reserve Banks and Fund Trustees.  In
              ------------------------------------------------------
addition to the assignments and participations permitted under the foregoing provisions of this subsection 10. 1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank, and with the consent of Company and Administrative Agent any Lender which is an investment fund may pledge all or any portion of its Notes or Loans to its trustee in support of its obligations to such trustee; provided that (i) no Lender shall, as between a Borrower and
                 --------
such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank or trustee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

          E.  Information.  Each Lender may furnish any information concerning
              -----------
Holdings and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.19.

          F.  Representations of Lenders.  Each Lender listed on the signature
              --------------------------
pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (A) of the definition thereof; (ii) that it has experience and expertise in the making of loans such as the Loans; and (iii) that it will make its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

          10.2  Expenses.
                --------

          If the transactions contemplated hereby are consummated, Borrowers jointly and severally agree to pay promptly (i) all the actual and reasonable costs and expenses of Agents in connection with the preparation of the Loan Documents and any consents, amendments (requested by or for the benefit of any Loan Party), waivers or other modifications thereto; (ii) all the costs of furnishing all opinions by counsel for any Loan Party (including any opinions requested by Lenders as to any legal matters arising hereunder) and of any Loan Party's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Arranger and counsel to Administrative Agent (in each case including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments (requested by or for the benefit of any Loan Party), waivers or other modifications thereto and any other documents or matters requested by any Loan Party; (iv) all the reasonable costs and reasonable expenses of Administrative Agent and Collateral Agent in connection with the creation and perfection of Liens in favor of Collateral Agent on behalf of Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Arranger, counsel to Administrative Agent and counsel to Collateral Agent and of counsel providing any opinions that Arranger, Administrative Agent, Collateral Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all the reasonable costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by Administrative Agent or Arranger and their respective counsel) of obtaining and reviewing any appraisals provided for under subsection 6.9C and any environmental audits or reports provided for under subsection 4.1K or 6.9B(viii); (vi) all the reasonable costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any consultants, advisors and agents employed or retained by Administrative Agent or Collateral Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (vii) all other reasonable costs and expenses incurred by Arranger or Administrative Agent in connection with the syndication of the Loans and/or the Commitments and the negotiation, preparation and execution of the Loan Documents and any consents, amendments (requested by or for the benefit of any Loan Party), waivers or other modifications thereto and the transactions contemplated thereby; and (viii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Arranger, Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranties) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

          10.3  Indemnity.
                ---------

          In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby are consummated, Borrowers jointly and severally agree to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless Agents (including Collateral Agent) and Lenders, and the officers, partners, directors, trustees, employees, agents and affiliates of any of Agents (including Collateral Agent) and Lenders (collectively called the "Indemnitees"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that no Borrower
                                                  --------
shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence, bad faith or willful misconduct of that Indemnitee.

          As used herein, "Indemnified Liabilities" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the Related Agreements or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranties)), (ii) the statements contained in the commitment letter delivered by any Lender to Merger Corp. with respect thereto, or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Holdings or any of its Subsidiaries.

          To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, each Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

          10.4  Set-Off; Security Interest in Deposit Accounts.
                ----------------------------------------------

          (a) In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Lender is hereby authorized by each Borrower at any time or from time to time subject to the consent of Collateral Agent, without notice to either Borrower or to any other Person (other than Collateral Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts or payroll accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of such Borrower against and on account of the obligations and liabilities of Borrowers which are then due and payable to that Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not that Lender shall have made any demand hereunder, which are then due and payable. Each Borrower hereby further grants to Collateral Agent and each Lender a security interest in all deposits and accounts maintained with Collateral Agent or such Lender as security for the Obligations.

          (b) NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO LENDER SHALL EXERCISE A RIGHT OF SETOFF, LENDER'S LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUISITE LENDERS OR, TO THE EXTENT REQUIRED BY SUBSECTION 10.6 OF THIS AGREEMENT, ALL OF THE LENDERS, AT ALL TIMES PRIOR TO THE TIME ON WHICH ALL OBLIGATIONS HAVE BEEN PAID IN FULL, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE COLLATERAL DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE PARTIES AS REQUIRED ABOVE, SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS HEREUNDER.

          10.5 Ratable Sharing.
               ---------------

          Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of any Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Each Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Borrowers to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

          10.6  Amendments and Waivers.
                ----------------------

          A. No amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by any Credit Agreement Party therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no such amendment, modification,
                                  --------
termination, waiver or consent shall, without the consent of each Lender (with Obligations directly affected in the case of the following clause (i)): (i) extend the scheduled final maturity of any Loan or Note, or waive, reduce or postpone any scheduled repayment set forth in subsection 2.4A, or extend the stated expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date, or reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to subsection 2.2E) or any commitment fees or letter of credit fees payable hereunder, or extend the time for payment of any such interest or fees, or reduce the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit, (ii) amend, modify, terminate or waive any provision of this subsection 10.6, (iii) reduce the percentage specified in the definition of "Requisite Lenders" (it being understood that, with the consent of Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of "Requisite Lenders" on substantially the same basis as the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments, the Tranche C Term Loan Commitments and the Revolving Loan Commitments and the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loans are included on the Closing Date), (iv) release all or substantially all of the Collateral or Holdings from the Holdings Guaranty or all or substantially all of the Subsidiary Guarantors from the Subsidiary Guaranty, in each case except as expressly provided in the Loan Documents, or (v) consent to the assignment or transfer by any Credit Agreement Party of any of its rights and obligations under this Agreement; provided further that no such amendment, modification,
                      ----------------
termination or waiver shall (1) increase the Commitments of any Lender over the amount thereof then in effect, or extend the duration thereof, without the consent of such Lender (it being understood that no amendment, modification or waiver of any condition precedent, covenant, Potential Event of Default or Event of Default shall constitute an increase or extension in the Commitment of any Lender, and that no increase in the available portion of any Commitment of any Lender shall constitute an increase in such Commitment of such Lender); (2) amend, modify, terminate or waive any provision of subsection 2.1A(v) or any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans without the consent of Swing Line Lender; (3) amend the definition of "Requisite Class Lenders" without the consent of Requisite Class Lenders of each Class, or alter the required application of any repayments or prepayments as between Classes pursuant to subsection 2.4B(iv) without the consent of Requisite Class Lenders of each Class which is being allocated a lesser repayment or prepayment as a result thereof (although Requisite Lenders may waive, in whole or in part, any mandatory prepayment (other than a scheduled repayment set forth in subsection 2.4A) so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered) or alter any right of any Lender to waive mandatory prepayments pursuant to subsection 2.4B(iv)(d) without the consent of Requisite Class Lenders of each class whose waiver rights are being altered; (4) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in subsection 3.1C without the written concurrence of Administrative Agent and of each Issuing Lender which has a Letter of Credit then outstanding or which has not been reimbursed for a drawing under a Letter of Credit issued it; or (5) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent (including Collateral Agent), or any other provision of this Agreement as the same applies to the rights or obligations of any Agent (including Collateral Agent), in each case without the consent of such Agent (including Collateral Agent).

          B. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Agreement Party in any case shall entitle such Credit Agreement Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Agreement Party, on such Credit Agreement Party.

          10.7 Independence of Covenants.
               -------------------------

          All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

          10.8 Notices.
               -------

          Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Arranger or Administrative
                        --------
Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth on Schedule 10.8 hereto (or,
                                                      -------------
in the case of any Credit Agreement Party, under such Person's name on the signature pages hereof) or (i) as to any Credit Agreement Party and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

          10.9 Survival of Representations, Warranties and Agreements.
               ------------------------------------------------------

          A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

          B. Notwithstanding anything in this Agreement or implied by law to the contrary, agreements of Credit Agreement Parties set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4 and 10.5 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

         10.10  Failure or Indulgence Not Waiver; Remedies Cumulative.
                -----------------------------------------------------

         No failure or delay on the part of Administrative Agent, Collateral Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          10.11  Marshalling; Payments Set Aside.
                 -------------------------------

          None of Administrative Agent, Collateral Agent or any Lender shall be under any obligation to marshal any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that a Borrower or Borrowers make(s) a payment or payments to Administrative Agent, Collateral Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent, Collateral Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

          10.12  Severability.
                 ------------

          In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          10.13  Obligations Several; Independent Nature of Lenders' Rights.
                 ----------------------------------------------------------

          The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          10.14  Headings.
                 --------

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          10.15  Applicable Law.
                 --------------

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
          10.16  Successors and Assigns.
                 ----------------------
          This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). Neither any Credit Agreement Party's rights or obligations hereunder nor any interest therein may be assigned or delegated by such Credit Agreement Party without the prior written consent of all Lenders.

          10.17  Consent to Jurisdiction and Service of Process.
                 ----------------------------------------------

          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT AGREEMENT PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT AGREEMENT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (II)  WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH CREDIT AGREEMENT PARTY AT ITS ADDRESSES PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

          (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH CREDIT AGREEMENT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

          10.18  Waiver of Jury Trial.
                 --------------------

          EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/ BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          10.19  Confidentiality.
                 ---------------

          Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with prudent lending or investing practices, it being understood and agreed by each Credit Agreement Party that in any event a Lender may make disclosures to Affiliates of such Lender or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in swap agreements (provided that such
                                                           --------
swap counterparties and advisors are advised of and agree to be bound by the provisions of this subsection 10.19) or disclosures required or requested by any governmental agency or representative thereof or by the NAIC or pursuant to legal process; provided that, unless specifically prohibited by applicable law
               --------
or court order, each Lender shall notify Holdings of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided further that in no event
                                             ----------------
shall any Lender be obligated or required to return any materials furnished by Holdings or any of its Subsidiaries.

          10.20  Counterparts; Effectiveness.
          ----------------------------------

          This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Holdings, each Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              TISM, INC.

                              By:  /s/ Harry J. Silverman
                                  ------------------------------------
                                  Name: Harry J. Silverman
                                  Title: Vice President

                              Notice Address:

                                    30 Frank Lloyd Wright Drive
                                    P.O. Box 997
                                    Ann Arbor, MI 48106
                                    Attention:  Steven Benrubi
                                               ----------------
                                    Telephone: (734) 930-3205
                                    Facsimile: (734) 913-0377

                              with a copy to:

                                    Bain Capital, Inc.
                                    Two Copley Place
                                    Boston, MA  02116
                                    Attention:  Andrew Balson
                                               ----------------
                                    Telephone: (617) 572-3000
                                    Facsimile: (617) 572-3274

                              DOMINO'S, INC.

                              By: /s/ Harry J. Silverman
                                  ------------------------------------
                                  Name: Harry J. Silverman
                                  Title: Vice President

                              Notice Address:

                                    30 Frank Lloyd Wright Drive
                                    P.O. Box 997
                                    Ann Arbor, MI 48106
                                    Attention:  Steven Benrubi
                                               ----------------
                                    Telephone: (734) 930-3205
                                    Facsimile: (734) 913-0377
                                    with a copy to:
                                    Bain Capital, Inc.
                                    Two Copley Place
                                    Boston, MA  02116
                                    Attention:  Andrew Balson
                                               ---------------
                                    Telephone: (617) 572-3000
                                    Facsimile: (617) 572-3274

                              BLUEFENCE, INC.

                              By: /s/ Harry J. Silverman
                                  ------------------------------------
                                  Name: Harry J. Silverman
                                  Title: President

                              Notice Address:

                                    30 Frank Lloyd Wright Drive
                                    P.O. Box 997
                                    Ann Arbor, MI 48106
                                    Attention:  Steven Benrubi
                                               ----------------
                                    Telephone: (734) 930-3205
                                    Facsimile: (734) 913-0377

                                    with a copy to:

                                    Bain Capital, Inc.
                                    Two Copley Place
                                    Boston, MA  02116
                                    Attention:  Andrew Balson
                                               ---------------
                                    Telephone: (617) 572-3000
                                    Facsimile: (617) 572-3274

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Administrative Agent

                              By: /s/ Colleen Galle
                                  ------------------------------------
                                  Name: Colleen Galle
                                  Title:

                              Notice Address:

                                    Morgan Guaranty of New York
                                    60 Wall Street
                                    New York, New York  10260
                                    Attention: ____________
                                    Telephone: (212) 648-____
                                    Facsimile: (212) 648-____

                             with a copy to:

                                    Morgan Guaranty of New York
                                    c/o J.P. Morgan Services Inc.
                                    500 Stanton Christiana Road
                                    Newark, DE  19713
                                    Attention: ____________
                                    Telephone: (302) 634-____
                                    Facsimile: (302) 634-____

                              J.P. MORGAN SECURITIES INC., as Arranger

                              By:_____________________________
                                  Name:
                                  Title:

                              Notice Address:

                                    J.P. Morgan Securities Inc.
                                    60 Wall Street
                                    New York, New York  10260
                                    Attention: ____________
                                    Telephone: (212) 648-____
                                    Facsimile: (212) 648-____
                             with a copy to:

                                    J.P. Morgan Securities Inc.
                                    c/o J.P. Morgan Services Inc.
                                    500 Stanton Christiana Road
                                    Newark, DE  19713
                                    Attention: ____________
                                    Telephone: (302) 634-____
                                    Facsimile: (302) 634-____

                              COMERICA BANK, individually and as Documentation Agent

                                    By:_____________________________
                                       Name:
                                       Title:


                              Notice Address:


                              NBD BANK, individually and as Syndication Agent

                                    By:_____________________________
                                      Name:
                                      Title:

                                    Notice Address:

                                   NBD BANK

                                   By: /s/ Thomas A. Gamm
                                      --------------------------------
                                      Name:  Thomas A. Gamm
                                      Title: Vice President

                                   ARCHIMEDES FUNDING, L.L.C.
                                        By:  ING CAPITAL ADVISORS, INC., as
                                        COLLATERAL MANAGER

                                   By:  /s/ Michael D. Hatley
                                     -----------------------------------------
                                     Name:  MICHAEL D. HATLEY
                                     Title: SENIOR VICE PRESIDENT

                                   ARCHIMEDES FUNDING II, LTD. By: ING
                                        CAPITAL ADVISORS, INC., as
                                        COLLATERAL MANAGER

                                   By:  /s/ Michael D. Hatley
                                      -----------------------------------------
                                      Name:  MICHAEL D. HATLEY
                                      Title: SENIOR VICE PRESIDENT

                                        THE BANK OF NEW YORK

                                        By:  /s/ William Barnum
                                           ------------------------------
                                           Name:  William Barnum
                                           Title: Vice President

                                             COMERICA BANK

                                             By:  /s/ David C. Bird
                                                -----------------------------
                                                Name: David C. Bird
                                                Title:Vice President

                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                             L'UNION EUROPEENNE


                                        By:  /s/ Brian O'Leary
                                          ----------------------------------
                                          Name:  Brian O'Leary
                                          TItle: Vice President

                                        By:  /s/ Sean Mounier
                                           ---------------------------------
                                           Name:  Sean Mounier
                                        Title:    First Vice President

                                             CREDIT LYONNAIS NEW YORK BRANCH

                                             By:  /s/ SIGNATURE ILLEGIBLE
                                                ------------------------------
                                                Name:
                                                Title:

                                             FLEET NATIONAL BANK


                                             By:  /s/ SIGNATURE ILLEGIBLE
                                                 ------------------------------
                                                  Name: ILLEGIBLE

                                                  Title: Vice President

                                             KZH ING-1 LLC


                                             By:  /s/ Virginia Conway
                                                ------------------------------
                                                Name:  Virginia Conway
                                                Title: Authorized Agent

                                             KZH ING-2 LLC


                                             By: /s/ Virginia Conway
                                                ------------------------------
                                                Name:  Virginia Conway
                                                Title: Authorized Agent


                                             KZH ING-3 LLC


                                             By: /s/ Virginia Conway
                                                ------------------------------
                                                Name:  Virginia Conway
                                                Title: Authorized Agent

                                             KZH CNC LLC


                                             By: /s/ Virginia Conway
                                                ------------------------------
                                                Name:  Virginia Conway
                                                Title: Authorized Agent

                                        MICHIGAN NATIONAL BANK


                                        By: /s/ Mark S. Aben
                                            ----------------------------
                                            Name:  Mark S. Aben
                                            Title: Senior Relationship Manager

                                             OSPREY INVESTMENTS PORTFOLIO
                                                By: CITIBANK, N.A. as MANAGER


                                             By: /s/ Hans L. Christensen
                                                -------------------------------
                                                Name:  Hans L. Christensen
                                                Title: Vice President

                                             WELLS FARGO N.A.


                                             By: /s/ Jennifer Wang
                                                ---------------------------
                                                Name:  Jennifer Wang
                                                Title: Authorized Vice President

                                  VAN KAMPEN SENIOR
                                  FLOATING RATE FUND


                                  By:  /s/ Jeffrey W. Maillet
                                       -------------------------------
                                       Name:  Jeffrey W. Maillet
                                       Title: Senior Vice President & Director

                                  VAN KAMPEN
                                  PRIME RATE INCOME TRUST


                                  By:  /s/ Jeffrey W. Mallet
                                       -------------------------------
                                       Name:  Jeffrey W. Mallet
                                       Title: Senior Vice President & Director

                                  VAN KAMPEN
                                  SENIOR INCOME TRUST
                                  (FKA Van Kampen American
                                  Capital Senior Income Trust)



                                  By:  /s/ Jeffrey W. Maillet
                                       -------------------------------
                                       Name:  Jeffrey W. Maillet
                                       Title: Senior Vice President & Director